UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
_______________

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12
VISA INC.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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# Notice of 2026 Annual Meeting and Proxy Statement

VISA

# Unlocking Opportunities For Everyone

We're a trusted network and world leader in digital payments, working to remove barriers and connect more people to the global economy. Our purpose is to uplift everyone, everywhere by being the best way to pay and be paid.

Innovation built for everyone

Enabling Opportunities Our network of networks approach creates opportunities to enable digital payments for consumers, businesses, and governments around the world by facilitating payments.	Transforming Transactions We see huge growth opportunities in the world of payments and are pursuing an estimated more than $20 trillion annual opportunity in underserved consumer spend.
Supporting
Your Business
Payments continue to evolve. Just like your business’s needs. That’s why Visa offers clients a suite of services that cover everything from fraud management and security to data products and consulting and analytics.

Delivering value for everyone

We provide sellers with assured payments and larger customer reach	We provide acquirers with low cost and low risk acceptance tools	We help issuers continue to provide innovative and secure solutions for their customers

We give consumers secure and convenient ways to pay and be paid	We provide fintechs, neobanks, digital wallets, and enablers with scalable payment infrastructure	We work with governments to help get benefits to people faster and with less disruption

Shareholder Letter

John F. Lundgren Independent Board Chair	Ryan McInerney Chief Executive Officer and Director
Dear Fellow Shareholders,
On behalf of the Board of Directors and management, we want to thank you for your investment in Visa. We invite you to attend our Annual Meeting to be held virtually on January 27, 2026, at 8:30 a.m. Pacific Time. Your vote is important to us, and we encourage you to vote early.
This was an outstanding year for Visa, including delivering strong results, engaging with stakeholders at our Investor Day, and launching exciting new capabilities at our Product Drop. Our success in 2025 is a testament to a powerful strategy, a deep bench of world-class talent, and a set of differentiated assets and capabilities that make Visa the best way to pay and be paid. As you’ll see in this year’s proxy statement, Visa’s strong performance is underpinned by our thoughtful approach to Board composition, corporate governance, executive compensation, and corporate responsibility and sustainability. We are pleased to share updates on these areas from the past year as we continued our relentless focus on serving our clients, delivering new products and services, and maximizing shareholder value.
Our strategy to expand Visa’s reach and impact
Visa is powered by a world-class brand, innovative technology, an unparalleled network, global scale, and dedicated employees. Our strategy has always been rooted in serving our clients and customers, and in 2025 we built upon Visa’s unique strengths to drive long-term success through innovation and product development in dynamic areas including AI and stablecoins. More and more, Visa is helping to shape the future of commerce, and, in a rapidly changing world and technology landscape, we are confident that our business model, strategy, and people will continue to keep Visa operating from a position of strength.

Visa plays a crucial role in connecting the world through our convenient, reliable, and secure payments network.

Our Board composition, strong commitment to independence, and sound governance support effective oversight of Visa’s strategy
Through purposeful refreshment, we have built a highly engaged Board that effectively brings its collective, independent judgment to bear on Visa’s long-term strategic priorities. Our directors possess a balanced mix of skills, experience, and perspectives that support our business objectives as we navigate shifting regulatory environments, an evolving payments landscape, and rapid technological innovation. As always, we continue to evaluate our Board’s composition, leadership structure, and governance practices with an eye towards the future, and in consideration of valuable input received from our shareholders, whose perspectives inform Visa’s approach to sound corporate governance.
We welcomed Bill Ready to the Board in 2025. Bill brings valuable executive leadership and board experience to Visa, along with his background in payments, money movement, mobile technology, and ecommerce. We also extend our warm wishes to Ramon Laguarta, who is not standing for re-election at the Annual Meeting. Ramon joined the Board in 2019, and his contributions during his tenure have been immeasurable.
Our strategy and governance structure support our mission to become the best way to pay and be paid.
While there is a lot to be proud of in 2025, there is even more for Visa and its stakeholders to look forward to in the coming year. Visa plays a crucial role in connecting the world through our convenient, reliable, and secure payments network.
Thank you for your consideration of the important matters covered in this year’s proxy statement. We look forward to your continued support and engagement as we work to deliver on our purpose and enable the future of money movement.

John F. Lundgren Independent Board Chair	Ryan McInerney Chief Executive Officer and Director

2026 Proxy Statement	1

Notice of 2026 Annual Meeting of Shareholders

TIME Tuesday, January 27, 2026 8:30 a.m. Pacific Time (Log-in begins at 8:15 a.m.)	RECORD DATE December 1, 2025	LOCATION Virtual live webcast at: virtualshareholdermeeting.com/V2026
You are cordially invited to join our 2026 Annual Meeting of Shareholders, to be held on Tuesday, January 27, 2026, at 8:30 a.m., Pacific Time.

Items of Business	Board Recommendation

Elect the eleven director nominees named in this proxy statement.	FOR	p. 11

Approve, on an advisory basis, the compensation paid to our named executive officers.	FOR	p. 49

Ratify the appointment of KPMG LLP as our independent registered public accounting firm for fiscal year 2026.	FOR	p. 90

Approve amendments to our Eighth Restated Certificate of Incorporation to limit officer liability as permitted by Delaware law.	FOR	p. 93

Shareholder proposals, each if properly presented at the Annual Meeting.	AGAINST	p. 94

Transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.
Voting
Holders of our Class A common stock will be entitled to vote on all proposals. On or about December 8, 2025, we released the proxy materials to shareholders and sent to shareholders of our Class A common stock (other than those shareholders who previously requested electronic or paper delivery) a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy materials, including our proxy statement and our fiscal year 2025 Annual Report, and how to vote.

BY INTERNET/TELEPHONE Instructions are shown on your Notice of Internet Availability or on your proxy card or voting instruction form.	BY MAIL Complete, sign, and date each proxy card or voting instruction form received and return it in the prepaid envelope.	AT THE ANNUAL MEETING Instructions will be provided on the meeting website during the Annual Meeting.
To participate in the virtual meeting, including to submit questions, you will need the 16-digit control number included on your Notice of Internet Availability of Proxy Materials, proxy card, or voting instruction form. For more information about attending the Annual Meeting online see, the Attending the Meeting section of this proxy statement.
Your vote is very important to us.
By Order of the Board of Directors,
Kelly Mahon Tullier
Vice Chair, Chief People and Corporate Affairs Officer, and Corporate Secretary
San Francisco, California
December 8, 2025

Important Notice Regarding the Availability of Proxy Materials for the 2026 Annual Meeting of Shareholders to be held on January 27, 2026. The proxy statement and Visa’s Annual Report for fiscal year 2025 are available at investor.visa.com.
Unless the context indicates otherwise, reference to Visa, we, us, our or the Company refers to Visa Inc. and its subsidiaries. Information presented in the Proxy Statement is based on Visa’s fiscal calendar, other than references to particular years in the biographical information about our directors and executive officers and the opposition statements to the shareholder proposals, which refer to calendar years.

2

2026 Proxy Statement	3

About Visa
Visa is one of the world’s leaders in digital payments. Our purpose is to uplift everyone, everywhere by being the best way to pay and be paid.
Since Visa’s early days in 1958, we have been in the business of facilitating secure, reliable, and efficient global commerce and money movement. We provide transaction processing services (primarily authorization, clearing, and settlement) among consumers, issuing and acquiring financial institutions, and sellers in a structure we call the “four-party” model. As the payments ecosystem continues to evolve, we have broadened this model to include digital banks, digital wallets, a range of financial technology companies (fintechs), governments, and non-governmental organizations (NGOs). We are focused on extending, enhancing, and investing in our proprietary advanced transaction processing network, VisaNet, to offer a single connection point for facilitating money movement to multiple endpoints through various form factors and innovative technologies across more than 200 countries and territories. Visa is committed to advancing innovation within the payment technology sector. Building upon our track record of industry leadership, including early adoption and integration of artificial intelligence (AI) models in payment systems, Visa continues to invest in the development and deployment of next-generation technologies such as generative AI (GenAI), stablecoins, and agentic commerce. During fiscal year 2025, 329 billion payments and cash transactions with Visa’s brand were processed by Visa or other networks, equating to an average of 901 million transactions per day. Of the 329 billion total transactions, 258 billion were processed by Visa.

Fiscal Year 2025 Key Statistics
We enable secure, reliable, and convenient payments for consumers, sellers, ﬁnancial institutions, and governments.

NET REVENUE	GAAP NET INCOME	NON-GAAP NET INCOME(1)

$40.0B	$20.1B	$22.5B

11% from prior year	2% from prior year	11% from prior year

DIVIDENDS & SHARE REPURCHASES	CURRENCIES	PAYMENTS VOLUME	PROCESSED TRANSACTIONS

$22.8B	~160	$14.2T	257.5B

9% from prior year	in transaction processing	8% from prior year	10% from prior year

EMPLOYEES

~34,100
located in more than 85 countries and territories around the world

(1)For further information, including a reconciliation of our generally accepted accounting principles (GAAP) financial results to non-GAAP financial results, please see Appendix A of this proxy statement.

4

ABOUT VISA
Our Strategy
Visa’s strategy is to accelerate revenue growth through consumer payments (CP), commercial and money movement solutions (CMS), and value-added services (VAS), as well as fortify the key foundations of our business model, which consist of our brand, product innovation, platforms and security, government affairs, sales and service, and talent and people.

Accelerate Growth

Consumer Payments	Commercial & Money Movement Solutions	Value-Added Services

Grow by strengthening Visa’s impact in card-based consumer payments and expanding our reach in non-card-based payments.	Drive digitization and improve the payments and money movement experience across all payment flows, beyond consumer-to-business, through our network of networks.	Diversify our revenue with products and solutions that help our clients and partners optimize their performance, differentiate their offerings, and create better experiences for their customers.

Fortify Key Foundations

Brand

Visa’s strong brand helps deliver added value to financial institutions, sellers, and partners through compelling brand expressions, a wide range of products and services as well as innovative brand and marketing efforts.

Product Innovation

We are focused on our product innovation to build new capabilities and enhance our existing solutions. For companies that want to be in the money movement or payments business, they can build on top of the Visa as a Service stack in order to connect billions of buyers and sellers through secure and seamless digital payments. We believe this scale and reach will continue to drive innovative forms of commerce and support Visa’s long-term growth.

Platforms and Security

Our technology platforms form the backbone of what Visa does and provide security, reliability, uptime, and operational excellence, all while fueling our product development and innovation.

Government Affairs

Our Government Affairs team seeks to proactively influence the policy and regulatory landscape to expand our business and support Visa’s mission of uplifting everyone, everywhere, by being the best way to pay and be paid.

Sales and Service

Our Sales and Service teams are the vital link between Visa and our clients, delivering innovative, data-driven solutions that enable secure digital commerce.

Talent and People

Attracting, developing and advancing the best talent globally is critical to our continued success.

2026 Proxy Statement	5

Proxy Voting Roadmap
This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider, and you should read the entire proxy statement carefully before voting.

Election of Directors

The Board recommends a vote FOR each director nominee.	See page 11

Key Governance Principles and Practices
We are committed to corporate governance practices that promote long-term value and strengthen Board and management accountability to our shareholders, clients, and other stakeholders.

INDEPENDENT OVERSIGHT •91% independent director nominees •Independent Board Chair with robust responsibilities •Regular executive sessions of independent directors •100% independent Board committees
ACCOUNTABILITY TO SHAREHOLDERS
•Annual director elections with majority vote standard
•Annual say-on-pay vote
•Proactive and ongoing engagement with shareholders
•Proxy access (3%/3 years) and special meeting rights (15%)

ENGAGED AND EFFECTIVE OVERSIGHT
•100% attendance at Board and committee meetings
•Corporate responsibility and sustainability (CRS) oversight by Board and committees
•Robust Board oversight processes for strategy and risk
•Political Participation, Lobbying and Contributions Policy

OTHER BEST PRACTICES
•Demonstrated commitment to Board refreshment with ongoing focus on director succession
•Annual Board, committee, and individual director evaluations
•Stock ownership guidelines for directors and executive officers
•Compensation governance best practices

Nominee Demographics
Age

<61 yrs	61-70 yrs	>70 yrs

61 years
Average Age
Tenure

0-3 yrs	4-7 yrs	>7 yrs

6.3 years
Average Tenure
Independence

Independent

91%
% of Independence

6

PROXY VOTING ROADMAP
Director Nominees

Lloyd A. Carney, 63 Founder, Chairman & CEO, Carney Global Ventures, LLC Tenure: 10 years Committees: ARC, CC Other Public Boards: 2	Kermit R. Crawford, 66 Director Tenure: 3 years Committees: ARC Other Public Boards: 2

Francisco Javier Fernández-Carbajal, 70 Director General, Servicios Administrativos Contry SA de CV Tenure: 18 years Committees: CC, FC Other Public Boards: 1	Teri L. List, 62 Director Tenure: 3 years Committees: ARC, CC Other Public Boards: 3

John F. Lundgren, 74 Board Chair Tenure: 8 years Committees: CC, NCGC Other Public Boards: 1	Ryan McInerney, 50 CEO, Visa Tenure: 2 years Committees: 0 Other Public Boards: 0

Denise M. Morrison, 71 Founder, Denise Morrison & Associates, LLC Tenure: 7 years Committees: CC, NCGC Other Public Boards: 2	Pamela Murphy, 52 Director Tenure: 2 years Committees: FC, NCGC Other Public Boards: 1

William Ready, 46 CEO, Pinterest, Inc. Tenure: <1 year Committees: FC, NCGC Other Public Boards: 2	Linda J. Rendle, 47 CEO, The Clorox Company Tenure: 5 years Committees: ARC, NCGC Other Public Boards: 1

Maynard G. Webb, Jr., 70 Founder, Webb Investment Network Tenure: 11 years Committees: CC, FC Other Public Boards: 2

Committee Key:	ARC	Audit and Risk Committee	CC	Compensation Committee	FC	Finance Committee	NCGC	Nominating and Corporate Governance Committee	Chair	Independent

2026 Proxy Statement	7

PROXY VOTING ROADMAP

Approval, on an Advisory Basis, of Compensation Paid to our Named Executive Officers

The Board recommends a vote FOR this proposal.	See page 49
Principles of our Compensation Program

PAY FOR PERFORMANCE
The foundational principle of our compensation philosophy is pay for performance. We favor variable “at-risk” pay opportunities over fixed pay, with a significant portion of our named executive officers’ (NEO) total compensation determined based on performance against annual and long-term goals and shareholder return.

PROMOTE ALIGNMENT WITH STAKEHOLDERS’ INTERESTS
We reward performance that meets or exceeds the goals that the Compensation Committee establishes with the objective of increasing shareholder value over time, aligning with other stakeholders’ interests, and driving long-term strategic outcomes, while avoiding compensation-related risk to the Company.

ATTRACT, MOTIVATE, AND RETAIN KEY TALENT
We design our compensation program to be market competitive, and certain components have multi-year vesting and performance requirements to encourage continued service and retention of key talent.

2025 CEO Target Compensation Mix
Salary
•Fixed cash compensation
Target Annual Incentive
•Based on a scorecard that incorporates metrics in four categories, each of which is aligned with our corporate strategy: Financial, Business Drivers, Foundational, and Company Objectives.
•Final payout is based on the Compensation Committee’s analysis of the Company’s performance against pre-established goals and individual performance.
Performance Shares
•Performance shares vest after a three-year performance period. Vesting is based on corporate performance as measured by an annual EPS goal established for each fiscal year and a modifier based on Visa’s total shareholder return (TSR) ranking relative to S&P 500 companies over the three-year performance period.
Stock Options
•Stock options vest annually over a three-year period.
Restricted Stock Units
•Restricted stock unit awards vest annually over a three-year period.

8

PROXY VOTING ROADMAP

Ratiﬁcation of the Appointment of our Independent Registered Public Accounting Firm

The Board recommends a vote FOR this proposal.	See page 90
KPMG Appointment

INDEPENDENT Independent firm with few ancillary services and reasonable fees.	EXPERIENCED Significant industry and financial reporting expertise.	REVIEWED ANNUALLY The Audit and Risk Committee conducted its annual evaluation of KPMG LLP and determined that its retention continues to be in the best interests of Visa and its shareholders.

Approval of Certificate Amendments to Limit Officer Liability as Permitted by Delaware Law

The Board recommends a vote FOR this proposal.	See page 93
Officer Exculpation Amendments
Shareholders are being asked to approve amendments to Visa’s Eighth Restated Certificate of Incorporation to provide certain officers with similar protections from personal liability for monetary damages for breaches of the fiduciary duty of care already provided for directors as permitted by Delaware law. These protections would apply only to certain direct claims brought by shareholders and would not apply to derivative claims or to misconduct such as breaches of the duty of loyalty, acts or omissions in bad faith, intentional violations of law, or transactions involving improper personal benefit. The Board believes these protections will help Visa attract and retain talented leaders, align officer and director protections, and reflect common governance practices among Delaware corporations.

2026 Proxy Statement	9

PROXY VOTING ROADMAP

Shareholder Proposals

The Board recommends a vote AGAINST each of these proposals.	See page 94

PROPOSAL 5 Shareholder Proposal requesting the Board of Directors to Adopt a Policy for an Independent Chair	PROPOSAL 7 Shareholder Proposal on Report on Online Sexual Exploitation

PROPOSAL 6 Shareholder Proposal on Shareholder Right to Act by Written Consent	PROPOSAL 8 Shareholder Proposal on Inclusion ROI Audit

10

Board and Governance Matters

Election of Directors

The Board recommends a vote FOR each director nominee.

Our Board currently consists of twelve directors. Eleven directors are nominated for election at our Annual Meeting, including ten independent directors and our Chief Executive Officer. The size of the Board is being decreased to eleven directors as of the election of directors at the Annual Meeting. Each director is elected to serve a one-year term, with all directors subject to annual election. Mr. Laguarta is not standing for re-election at the Annual Meeting. The Board thanks him for his many contributions during his tenure.
At the recommendation of the Nominating and Corporate Governance Committee, the Board has nominated the following eleven persons to serve as directors for the term beginning at the Annual Meeting on January 27, 2026: Lloyd A. Carney, Kermit R. Crawford, Francisco Javier Fernández-Carbajal, Teri L. List, John F. Lundgren, Ryan McInerney, Denise M. Morrison, Pamela Murphy, William Ready, Linda J. Rendle, and Maynard G. Webb, Jr.
Unless proxy cards are otherwise marked, the persons named as proxies will vote all executed proxies FOR the election of each nominee named in this section. Proxies submitted to Visa cannot be voted at the Annual Meeting for nominees other than those nominees named in this proxy statement. However, if any director nominee is unable or unwilling to serve at the time of the Annual Meeting, the persons named as proxies may vote for a substitute nominee designated by the Board. Alternatively, the Board may reduce the size of the Board.
Each nominee has consented to serve as a director if elected, and the Board does not believe that any nominee will be unwilling or unable to serve if elected as a director. Each director will hold office until the next annual meeting of shareholders and until his or her successor has been duly elected and qualified or until his or her earlier resignation or removal.
Current Board members. Seated left to right: Lloyd A. Carney, Teri L. List, John F. Lundgren, Linda J. Rendle, Denise M. Morrison, and Ramon Laguarta. Standing left to right: Pamela Murphy, Kermit R. Crawford, Ryan McInerney, Francisco Javier Fernández-Carbajal, Maynard G. Webb, Jr., and William Ready

2026 Proxy Statement	11

BOARD AND GOVERNANCE MATTERS
Our Board of Directors
Qualifications and Background of Board Nominees

Qualifications

Payments Seasoned payments expert with a nuanced understanding of the sector.			■			■			■		■

Technology Leader in a technology-oriented role or company.	■					■		■	■		■

Senior Leadership Notable experience serving as a senior leader within a business.	■	■	■	■	■	■	■	■	■	■	■

Public Company Boards Extensive experience serving on the board of a public company.	■	■	■	■	■	■	■	■	■	■	■

Financial Deep understanding of the financial side of the business.	■	■	■	■	■	■	■	■	■	■	■

Global Markets Has maintained a global presence having operated worldwide.	■		■	■	■	■	■	■	■	■	■

Marketing/Brand Strategic experience with marketing and branding of a business.		■			■	■	■		■	■	■

Risk Tenured professional with deep expertise in multiple areas of risk.	■	■	■	■	■	■	■	■		■

Government/Geo-Political Brings notable exposure navigating a regulatory environment.	■		■			■			■

E-Commerce/Mobile Leader in digital channel and e-commerce delivery.				■		■	■		■	■	■

Background

Gender Diversity				■			■	■		■

African-American/Black	■	■

Latino/Spanish Heritage			■

Independence

91% of director nominees are independent.	■	■	■	■	■		■	■	■	■	■

Tenure

Years on Board	10	3	18	3	8	2	7	2	<1	5	11

12

BOARD AND GOVERNANCE MATTERS
Director Nominee Biographies
The following is additional information about each of the director nominees as of the date of this proxy statement, including professional background, director positions held currently or at any time during the past five years, and the specific qualifications, experience, attributes, or skills that caused the Nominating and Corporate Governance Committee and our Board to determine that the nominee should serve as one of our directors. Each of our director nominees, other than Mr. Ready, was last elected by shareholders at the 2025 Annual Meeting. Mr. Ready was appointed to the Board on September 29, 2025.

Specific Qualifications, Experience, Attributes, and Skills
Senior Leadership
Held senior leadership roles at Juniper Networks, Inc., a networking equipment provider, Nortel Networks Inc., a former telecommunications and data networking equipment manufacturer, and Bay Networks, Inc., a computer networking products manufacturer
Technology and Global Markets
As former Chief Executive Officer for Brocade and prior to that for multiple technology companies, he has extensive experience with information technology, strategic planning, finance, and risk management. He was responsible for design, implementation, and monitoring of large information security networks. He provides consulting and advisory services on information security to government and private institutions
Public Company Boards, Financial, and Risk
As a current and former director of several publicly-traded and private companies, he has experience with corporate governance, financial reporting and controls, risk management, and business strategy and operations

Lloyd A. Carney Age: 63 Director Since: June 2015 Board Committees: •Audit and Risk Committee •Compensation Committee (Chair)

Career Highlights
Jamaica
•Ambassador/Special Investment Envoy for Technology (since May 2023)
University of Technology, a public university in Jamaica
•Chancellor (since August 2022)
Carney Global Ventures, LLC, an early round investor
•Chairman and Chief Executive Officer (since March 2007)
Brocade Communications Systems, Inc., a global supplier of networking hardware and software
•Chief Executive Officer and director (from January 2013 to November 2017)
Xsigo Systems, an information technology and hardware company
•Chief Executive Officer and director (from 2008 to 2012)
Micromuse, Inc., a networking management software company, acquired by IBM
•Chief Executive Officer and Chairman of the Board (from 2003 to 2006)

Skills
Technology

Senior Leadership

Public Company Boards

Financial

Global Markets

Risk

Other Public Company Directorships Current Public Company Boards: •Grid Dynamics Holdings Inc. (Chairman) •Vertex Pharmaceuticals Public Company Boards in the Past Five Years: None
Educational Background
B.S. degree in Electrical Engineering Technology; Honorary PhD from the Wentworth Institute of Technology; Honorary PhD in engineering from the University of Technology, Kingston, Jamaica; and M.S. degree in Applied Business Management from Lesley College

Government/ Geo-Political

2026 Proxy Statement	13

BOARD AND GOVERNANCE MATTERS

Specific Qualifications, Experience, Attributes, and Skills
Senior Leadership and Marketing/Brand
A seasoned executive with over 30 years of senior leadership and operating experience at trusted national brands with a deep understanding of consumer experiences and insights
Strong track record of developing strategy, delivering performance, and effecting operational change in highly competitive, global, and consumer-focused service businesses
Public Company Boards and Risk
As a current and former director of publicly-traded and private companies, he has accumulated extensive experience with corporate governance, business strategy and operations, and risk management and controls

Kermit R. Crawford Age: 66 Director Since: October 2022 Board Committees: •Audit and Risk Committee (Chair)

Career Highlights
Rite Aid Corporation, a retail drugstore chain
•President and Chief Operating Officer (from October 2017 to March 2019)
Sycamore Partners, a private equity firm specializing in consumer, distribution, and retail-related investments
•Operating Partner, Retail and Healthcare (from 2015 to 2017)
Walgreens Boots Alliance Inc., a holding company that owned retail pharmacy chains Walgreens and Boots
•Executive Vice President and President, Pharmacy, Health and Wellness (from 2011 to 2014)
•Executive Vice President, Pharmacy Services (from 2010 to 2011)
•Senior Vice President, Pharmacy Services (from 2007 to 2010)
•Executive Vice President, Pharmacy Benefit Management Services (from 2004 to 2007)
•Operational Vice President, Store Operations (from 2000 to 2004); and
•Positions of increasing responsibility in Retail Pharmacy and Store Operations (from 1983 to 2000)

Skills
Senior Leadership

Public Company Boards

Financial

Marketing/Brand

	Other Public Company Directorships Current Public Company Boards: •C.H. Robinson Worldwide, Inc. •The Allstate Corporation Public Company Boards in the Past Five Years: •TransUnion	Educational Background B.S. degree from The College of Pharmacy and Health Sciences at Texas Southern University

Risk

14

BOARD AND GOVERNANCE MATTERS

Specific Qualifications, Experience, Attributes, and Skills
Senior Leadership
Substantial payment systems, financial services, and leadership experience from his tenure with Grupo Financiero BBVA Bancomer, for which he served in a variety of senior executive roles, including Chief Executive Officer of the Corporate Development Division, President, and Chief Financial Officer
Payments and Risk
His background and career in the payments and financial services industry in Mexico enable him to bring a global perspective to the Board and to provide relevant insights regarding Visa’s strategies, operations, and management. In addition, he chaired the BBVA Bancomer’s Assets and Liabilities Committee, Credit Committee, and Operational Risk Committee, which enhanced his understanding of risk management of large, complex organizations
Global Markets, Financial, and Government/Geo-Political
As the Chief Financial Officer of a large publicly-traded company, and through his board and committee membership with several large companies in Mexico, he has accumulated extensive experience in corporate finance and accounting, financial reporting and internal controls, human resources, and compensation, which contributes to his service on our Compensation Committee and Finance Committee

Francisco Javier Fernández-Carbajal Age: 70 Director Since: October 2007 Board Committees: •Compensation Committee •Finance Committee

Career Highlights
Consultant and Wealth Management Advisor
•Public and private investment transactions (since January 2002)
Servicios Administrativos Contry S.A. de C.V., a privately held company that provides central administrative and investment management services
•Chief Executive Officer (since June 2005)
Grupo Financiero BBVA Bancomer, S.A., a Mexico-based banking and financial services company that owns BBVA Bancomer, one of Mexico’s largest banks
•Chief Executive Officer of the Corporate Development Division (from July 2000 to January 2002)
•President (from October 1999 to July 2000)
•Chief Financial Officer (from October 1995 to October 1999)
•Other senior executive positions (from September 1991 to October 1995)

Skills
Payments

Senior Leadership

Public Company Boards

Financial

Other Public Company Directorships
Current Public Company Boards:
•CEMEX S.A.B. de C.V.
•Fomento Economica Mexicano S.A.B. de C.V. (Alternate Director)
Public Company Boards in the Past Five Years:
•ALFA S.A.B. de C.V.
•Fomento Economico Mexicano, S.A.B. de C.V.
Educational Background Degree in Mechanical and Electrical Engineering from the Instituto Tecnológico y de Estudios Superiores de Monterrey and an M.B.A. degree from Harvard Business School
Global Markets

Risk

Government/ Geo-Political

2026 Proxy Statement	15

BOARD AND GOVERNANCE MATTERS

Specific Qualifications, Experience, Attributes, and Skills
Senior Leadership
Highly accomplished executive with decades of financial and leadership experience in dealing with complex finance and accounting matters across multiple industries enables her to provide the board with diverse perspectives and expertise on risk management, strategic planning, and financial oversight
Public Company Boards, Financial, and Risk
Having served as the Chief Financial Officer of large publicly-traded companies, and through her current and former public company board and committee memberships, she has extensive experience in corporate finance and accounting, financial reporting and internal controls, risk management, human resources, and compensation, which contributes to her service on our Audit and Risk and Compensation Committees

Teri L. List Age: 62 Director Since: April 2022 Board Committees: •Audit and Risk Committee •Compensation Committee

Career Highlights
Gap Inc., a global clothing retailer
•Executive Vice President and Chief Financial Officer (from January 2017 until her retirement in June 2020)
Dick’s Sporting Goods, Inc., a sporting goods retail company
•Executive Vice President and Chief Financial Officer (from August 2015 to August 2016)
Kraft Foods Group Inc., a food and beverage company
•Advisor (from March 2015 to May 2015)
•Executive Vice President and Chief Financial Officer (from December 2013 to February 2015)
•Senior Vice President, Finance (from September 2013 to December 2013)
The Procter & Gamble Company, a multinational consumer goods corporation
•Senior Vice President and Treasurer (from 2009 to 2013)
•Vice President, Finance, Global Operations (from 2007 to 2009)
•Vice President, Finance, Fabric Care and Vice President, Finance, Household Care (from 2005 to 2007)
•Vice President, Corporate Accounting (from 1999 to 2004)
•Various positions of increasing responsibility (from 1994 to 1999)
Deloitte LLP, an auditing, consulting, tax, and advisory services firm
•Senior Manager (from 1985 to 1994)

Skills
Senior Leadership

Public Company Boards

Financial

Global Markets

Risk

E-Commerce/Mobile

Other Public Company Directorships
Current Public Company Boards:
•Danaher Corporation
•Microsoft Corporation
•lululemon athletica, inc.
Public Company Boards in the Past Five Years:
•Double Verify Holdings
•Oscar Health, Inc.
Educational Background Bachelor’s degree in accounting from Northern Michigan University and a certified public accountant

16

BOARD AND GOVERNANCE MATTERS

Specific Qualifications, Experience, Attributes, and Skills
Senior Leadership
Substantial executive leadership and brand experience from having served for over 12 years as Chief Executive Officer and Chairman of Stanley Black & Decker and The Stanley Works
Global Markets
Gained knowledge and experience with consumer markets in Europe from having served as President, European Consumer Products of Georgia Pacific Corporation, Fort James Corporation, and James River Corporation for over 10 years
Financial and Risk
Currently serves as a member of the Audit Committee of Topgolf Callaway Brands Corp, providing him with experience in the areas of corporate finance, accounting, internal controls and procedures for financial reporting, risk management oversight, and other audit committee functions
Public Company Boards
As a current and former director of other public companies, he has experience with corporate governance, risk management, and business strategy and operation
As Visa’s Board Chair and previously Lead Independent Director, he has developed strong working relationships with his fellow directors and gained their respect and trust, demonstrating effective leadership and functioning of the Board

John F. Lundgren
Age: 74
Director Since: April 2017
•Board Chair (since January 2024) and Lead Independent Director (April 2019 to January 2024)
Board Committees:
•Compensation Committee
•Nominating and Corporate Governance Committee

Career Highlights
Stanley Black & Decker, Inc., a manufacturer of industrial tools and household hardware
•Chief Executive Officer (from March 2010 until his retirement in July 2016)
•Chairman (until December 2016)
The Stanley Works, a worldwide supplier of consumer products, industrial tools, and security solutions for professional, industrial, and consumer use
•Chairman and Chief Executive Officer (from March 2004 until its merger with Black & Decker in March 2010)
Georgia-Pacific Corporation, manufacturer and distributor of tissue, pulp, paper, packaging, building products, and related chemicals
•President (from January 2000 to February 2004)
Fort James Corporation, pulp and paper company
•President of European Consumer Products (from 1997 to 2000 until its acquisition by Georgia-Pacific)
James River Corporation, pulp and paper company
•President of European Consumer Products (from 1995 to 1997)

Skills
Senior Leadership

Public Company Boards

Financial

Global Markets

Marketing/Brand

	Other Public Company Directorships Current Public Company Boards: •Topgolf Callaway Brands Corp (Chairman) Public Company Boards in the Past Five Years: None	Educational Background B.A. degree from Dartmouth College and an M.B.A. degree from Stanford University
Risk

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BOARD AND GOVERNANCE MATTERS

Specific Qualifications, Experience, Attributes, and Skills
Senior Leadership
As Visa’s Chief Executive Officer and previous President, he brings significant senior leadership and direct knowledge and experience in Visa’s culture, business development, strategy, growth, and long-term success
Payments, Global Markets, and Risk
A seasoned industry veteran with deep expertise in payments, global financial services, and mobile technology
Technology and E-Commerce/Mobile
Gained extensive consumer and mobile banking service experience from serving in various senior management roles, including as Chief Executive Officer and Chief Operating Officer of divisions of a global financial services firm

Ryan McInerney Age: 50 Director Since: February 2023 Board Committees: None

Career Highlights
Visa
•Chief Executive Officer, Visa Inc. (since February 2023)
•President (from May 2013 to January 2023)
JPMorgan Chase, a global financial services firm
•Chief Executive Officer of Consumer Banking (from 2010 to 2013)
•Chief Operating Officer for Home Lending (from 2009 to 2010)
•Chief Risk Officer for Consumer Businesses (from 2008 to 2009)
•Head of Product and Marketing for Consumer Banking (from 2005 to 2008)
McKinsey & Company, a global management consulting firm
•Principal in the firm’s retail banking and payments practices (from 1997 to 2005)

Skills
Payments

Technology

Senior Leadership

Public Company Boards

Financial	Other Public Company Directorships Current Public Company Boards: None Public Company Boards in the Past Five Years: None	Educational Background Bachelor’s degree in Finance from the University of Notre Dame

Global Markets

Marketing/Brand

Risk

Government/ Geo-Political

E-Commerce/Mobile

18

BOARD AND GOVERNANCE MATTERS

Specific Qualifications, Experience, Attributes, and Skills
Senior Leadership
Her extensive executive leadership experience provides her with a strong understanding of the key strategic challenges and opportunities of running a large, complex business, including financial management, operations, risk management, talent management, and succession planning, which contributes to her service on our Board
Global Markets
Distinguished record of building strong businesses and growing iconic brands, having served over 15 years as Chief Executive Officer and in other senior management roles at The Campbell’s Company, whose products are sold in over 120 countries around the world
Public Company Boards and Marketing/Brand
Her prior experience in sales, marketing, operations, and business development in leading consumer product companies add to her deep understanding of the consumer and retail market. Her current and former board and committee service with public and private companies provide her with a strong understanding of the effective functioning of corporate governance structures

Denise M. Morrison Age: 71 Director Since: August 2018 Board Committees: •Compensation Committee •Nominating and Corporate Governance Committee (Chair)

Career Highlights
Denise Morrison & Associates, LLC, a consulting firm
•Founder (since October 2018)
The Campbell’s Company, a food and beverage company
•President and Chief Executive Officer (from August 2011 to May 2018)
•Board member (from October 2010 to May 2018)
•Executive Vice President and Chief Operating Officer (from October 2010 to July 2011)
•Senior Vice President, President of North America Soup, Sauces and Beverages (from October 2007 to September 2010)
•President, Campbell USA (from June 2005 to September 2007)
•President, Global Sales and Chief Customer Officer (from April 2003 to May 2005)
Kraft Foods, Inc., a food and beverage company
•Executive Vice President and General Manager, Snacks Division (from 2001 to 2003)
•Executive Vice President and General Manager, Confections Division (in 2001)
•Positions of increasing responsibility in Sales and Integrated Logistics (from 1995 to 2000)
Nestle SA
•Senior marketing and sales positions (from 1984 to 1995)
PepsiCo, Inc.
•Business Development manager (from 1982 to 1984)
The Procter & Gamble Company
•Manager and sales positions (from 1975 to 1982)

Skills
Senior Leadership

Public Company Boards

Financial

Global Markets

Marketing/Brand

Risk

E-Commerce/Mobile

	Other Public Company Directorships Current Public Company Boards: •MetLife, Inc. •Quest Diagnostics Inc. Public Company Boards in the Past Five Years: None	Educational Background B.S. degrees in Economics and Psychology from Boston College

2026 Proxy Statement	19

BOARD AND GOVERNANCE MATTERS

Specific Qualifications, Experience, Attributes, and Skills
Senior Leadership
Over 20 years of experience in the software and technology industries that includes senior leadership positions at global companies of scale
Technology and Global Markets
Extensive background and expertise in leading technology companies with wide range of responsibilities for global operational and financial functions provide additional depth to her role on the Board
Public Company Boards and Risk
Her experience as Chief Executive Officer of a cybersecurity software company and as a current and former board member of publicly-traded companies contributes to the Board’s oversight of Visa’s strategies, operations, systems security, and risk management

Pamela Murphy Age: 52 Director Since: April 2023 Board Committees: •Finance Committee •Nominating and Corporate Governance Committee

Career Highlights
Imperva, Inc., a cybersecurity software and services provider
•Chief Executive Officer (from 2020 to 2024)
Infor, Inc., an enterprise software company
•Chief Operating Officer (from 2011 to 2019)
•Senior Vice President, Corporate Operations (from 2010 to 2011)
Oracle Corporation, a computer technology corporation
•Vice President for Global Business Units Finance and Global Sales Operations (from 2008 to 2010)
•Vice President, Finance (from 2007 to 2008)
•Director, Consulting Business Operations EMEA (from 2002 to 2007)
•Senior Manager, EMEA Finance (from 2000 to 2002)
Arthur Andersen LLP, an Accounting and Business Advisory firm
•Senior Manager, Business Consulting (from 1997 to 2000)
•Auditor (from 1995 to 1997)

Skills
Technology

Senior Leadership

Public Company Boards

Financial

Global Markets	Other Public Company Directorships Current Public Company Boards: •Rockwell Automation, Inc. Public Company Boards in the Past Five Years: •MeridianLink, Inc.	Educational Background Bachelor of Commerce in Accounting and Finance from the University of Cork, Ireland, and a Fellow of the Institute of Chartered Accountants in Ireland

Risk

20

BOARD AND GOVERNANCE MATTERS

Specific Qualifications, Experience, Attributes, and Skills
Technology and Payments
Brings significant experience in developing, managing, and leading high-growth companies in the payments and mobile technology industries, along with expertise in consumer payments, money movement, cybersecurity, and AI
Public Company Boards
As a current and former director of publicly-traded companies, he has accumulated extensive experience with corporate governance, business strategy, and operations

William Ready Age: 46 Director Since: September 2025 Board Committees: •Finance Committee •Nominating and Corporate Governance Committee

Career Highlights
Pinterest, Inc., a visual search and discovery company
•Chief Executive Officer (since June 2022)
Alphabet Inc., a technology company
•President of Commerce, Payments and Next Billion Users (from January 2020 to June 2022)
PayPal Holdings, Inc., an internet-based payment system company
•Executive Vice President & Chief Operating Officer (from October 2016 to December 2019)
•Senior Vice President, Global Head, Product & Engineering (from July 2015 to September 2016)
•Chief Executive Officer, Braintree and Venmo (from January 2014 to June 2015)
Braintree Payment Solutions, Inc., a mobile and web payment systems company, acquired by PayPal Holdings, Inc.
•Chief Executive Officer (from August 2011 to December 2013)
Accel, a venture capital and growth equity firm
•Executive-in-Residence (2011)
iPay Technologies, LLC, an electronic bill pay provider, acquired by Jack Henry & Associates, Inc.
•President (from 2008 to 2011)
McKinsey & Company, a global management consulting firm
•Strategy Consultant (from 2005 to 2008)

Skills
Payments

Technology

Senior Leadership

Public Company Boards

Financial

	Other Public Company Directorships Current Public Company Boards: •Pinterest, Inc. •Williams-Sonoma, Inc. Other Public Company Boards in the Past Five Years: •Automatic Data Processing, Inc.	Educational Background B.S. degree in Information Systems and Finance from the University of Louisville and M.B.A from Harvard Business School

Global Markets

Marketing/Brand

Government/ Geo-Political

E-Commerce/Mobile

2026 Proxy Statement	21

BOARD AND GOVERNANCE MATTERS

Specific Qualifications, Experience, Attributes, and Skills
Senior Leadership
Strong track record of outstanding business results and values-led leadership, gained from over 20 years spent in a variety of senior operational and executive roles across many of Clorox’s businesses, provide her with a diverse perspective on global sales, product innovation, and business strategy
Global Markets and Marketing/Brand
As Chief Executive Officer of a global company, her extensive experience and instrumental role in developing key corporate strategies provide important insights and perspectives with respect to global product development, growth, and long-range planning

Linda J. Rendle Age: 47 Director Since: November 2020 Board Committees: •Audit and Risk Committee •Nominating and Corporate Governance Committee

Career Highlights
The Clorox Company, a global consumer products company
•Board Chair (since January 2024)
•Chief Executive Officer (since September 2020)
•President (from May 2020 to September 2020)
•EVP, Global Operations & Strategy, Cleaning and International (from July 2019 to May 2020)
•EVP, Global Operations & Strategy, International, Better Health (from January 2019 to July 2019)
•EVP and General Manager, Cleaning, Professional Products and Strategy (from June 2018 to January 2019)
•Positions of increasing responsibility in Sales and as General Manager of business units (from 2003 to 2018)
Procter & Gamble, a global consumer products company
•Several positions in sales management (from August 2000 to December 2002)

Skills
Senior Leadership

Public Company Boards

Financial
	Other Public Company Directorships Current Public Company Boards: •The Clorox Company (Chair) Public Company Boards in the Past Five Years: None	Educational Background Bachelor’s degree in Economics from Harvard University

Global Markets

Marketing/Brand

Risk

E-Commerce/Mobile

22

BOARD AND GOVERNANCE MATTERS

Specific Qualifications, Experience, Attributes, and Skills
Senior Leadership
Substantial leadership and operational experience, having served as the Chief Executive Officer of LiveOps, Chief Operating Officer of eBay, Inc., President of eBay Technologies, and as Chief Information Officer of Gateway and Bay Networks
Technology and Payments
Significant experience in developing, managing, and leading high-growth technology companies, both from his roles as an investor and as a senior executive of LiveOps and eBay
Financial and E-Commerce/Mobile
His experience and expertise in engineering and information technology, as well as his prior and current service on the boards of several large, publicly-traded technology companies, enable him to contribute to the Board’s understanding and oversight of Visa’s management, operations, systems, and strategies

Maynard G. Webb, Jr. Age: 70 Director Since: January 2014 Board Committees: •Compensation Committee •Finance Committee (Chair)

Career Highlights
Webb Investment Network, an early stage investment firm
•Founder (since 2010)
LiveOps, Inc., a cloud-based call center
•Chairman of the Board (from 2008 to 2013)
•Chief Executive Officer (from December 2006 to July 2011)
eBay, Inc., a global commerce and payments provider
•Chief Operating Officer (from June 2002 to August 2006)
•President of eBay Technologies (from August 1999 to June 2002)
Gateway, Inc., a computer manufacturer
•Senior Vice President and Chief Information Officer (from July 1998 to August 1999)
Bay Networks, Inc., a computer networking products manufacturer
•Vice President and Chief Information Officer (from February 1995 to July 1998)

Skills
Payments

Technology

Senior Leadership

Public Company Boards

	Other Public Company Directorships Current Public Company Boards: •Salesforce, Inc. •AppLovin Corporation Public Company Boards in the Past Five Years: Yahoo! Inc.	Educational Background Bachelor of Applied Arts degree from Florida Atlantic University

Financial

Global Markets

Marketing/Brand

E-Commerce/Mobile

2026 Proxy Statement	23

BOARD AND GOVERNANCE MATTERS
Board Composition and Refreshment
The Nominating and Corporate Governance Committee regularly oversees and plans for director succession and refreshment of the Board to cultivate a diversity of skills, occupational and personal backgrounds, perspectives, experiences, and tenure that promotes and supports the Company’s long-term strategy. In doing so, the Nominating and Corporate Governance Committee takes into consideration the overall needs, composition, and size of the Board, as well as the criteria adopted by the Board regarding director candidate qualifications, which are described in the Assess Candidates Against Skills and Qualifications Needed on Board section of this proxy statement. Qualified individuals identified by the Nominating and Corporate Governance Committee to become directors are then recommended to the Board for appointment or nomination.
Committee Chair Rotation
In alignment with the Board’s ongoing commitment to refreshment and effective governance, the Board implemented a planned rotation of certain committee chair positions in 2025. The Nominating and Corporate Governance Committee believes that periodic leadership changes at the committee level strengthen the Board’s overall effectiveness by introducing new approaches to oversight, fostering the exchange of knowledge and experience among directors, and encouraging continuous improvement in decision-making processes. Additionally, the planned rotation provides opportunities for directors to deepen their understanding of different areas of the Company’s operations and governance, enhancing the Board’s collective expertise. Effective January 28, 2025, Lloyd A. Carney was appointed Compensation Committee Chair, Kermit R. Crawford was appointed Audit and Risk Committee Chair, and Denise M. Morrison was appointed Nominating and Corporate Governance Committee Chair. Through these and other rotation measures, the Board seeks to maintain a dynamic governance framework that is well-positioned to address evolving business challenges and advance the Company’s long-term strategic objectives.
Process for Nomination of Director Candidates
As part of its assessment, the Nominating and Corporate Governance Committee considers directors’ and candidates’ independence, as well as directors’ and candidates’ other time commitments and experience. After an in-depth review of the candidates, the Nominating and Corporate Governance Committee recommends candidates to the Board in accordance with its charter, our Certificate of Incorporation and Bylaws, our Corporate Governance Guidelines, and the criteria adopted by the Board regarding director candidate qualifications. After careful review and consideration, the Board nominates candidates for election, or re-election, at our annual meeting of shareholders. The Board may appoint a director to the Board during the year to serve until the next meeting of shareholders.

Consider Nominations from Various Sources	Assess Candidates Against Skills and Qualifications Needed on Board	Assess Director Time Commitment and Engagement	Consider Diversity and Refreshment of Board	Review Independence and Potential Conflicts	Nominate Candidates

24

BOARD AND GOVERNANCE MATTERS

Consider Nominations from Various Sources
We receive recommendations for new directors from an independent search firm, our independent directors, management, and shareholders.
The primary functions served by the search firm include identifying potential candidates who meet the key attributes, experience, and skills described below, as well as compiling information regarding each candidate’s attributes, experience, skills, and independence and conveying the information to the Nominating and Corporate Governance Committee.
Shareholders may recommend a director candidate to be considered for nomination by the Nominating and Corporate Governance Committee by providing the information specified in our Corporate Governance Guidelines to our Corporate Secretary within the timeframe specified for shareholder nominations of directors in our Bylaws. For more information about the process for proposing director candidates to the Nominating and Corporate Governance Committee for consideration, see our Corporate Governance Guidelines. Shareholders who wish to nominate a person for election as a director at an annual meeting of shareholders must follow the procedure described in the Shareholder Nominations and Proposals for 2027 Annual Meeting section of this proxy statement. For more information about this process, see our Bylaws. The Nominating and Corporate Governance Committee applies the same standards in considering director candidates submitted by shareholders as it does in evaluating other candidates, including incumbent directors.

Assess Candidates Against Skills and Qualifications Needed on Board
The identification and selection of qualified directors is a complex and subjective process that requires consideration of many intangible factors and is significantly influenced by the needs of the Board at the time. As a result, there is no specific set of minimum qualifications, qualities, or skills that are necessary for a nominee to possess, other than those that are necessary to meet U.S. legal, regulatory, and New York Stock Exchange (NYSE) listing requirements and the provisions of our Certificate of Incorporation, Bylaws, Corporate Governance Guidelines, and charters of the Board’s committees. However, the Nominating and Corporate Governance Committee and the Board have identified the ten skills and qualifications listed below as important factors for membership on the Board.

Payments	Technology	Senior Leadership	Public Company Boards	Financial

Global Markets	Marketing & Brand	Risk	Government & Geo-Political	E-Commerce & Mobile

New candidates meet with our directors, and the Board screens their qualifications to assess how the candidates may further enhance the composition of our Board.

Assess Director Time Commitment and Engagement
Our Board’s evaluation process assesses individual director performance to confirm appropriateness of continued Board service. For more information about the Board’s evaluation processes, see the Board of Directors and Committee Evaluations section of this proxy statement.
The Board values meaningful contributions of each director’s time, professional background, and expertise, and it conducts an in-depth review of each director’s commitments and contributions on an annual basis before nominating candidates for election at the Annual Meeting. Our Board also considers appropriate limits for our directors’ outside public board service. Through the Nominating and Corporate Governance Committee, the Board annually reviews the Corporate Governance Guidelines, which include limitations on directors’ ability to serve on the boards of other companies.

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BOARD AND GOVERNANCE MATTERS

The Nominating and Corporate Governance Committee considers many factors when assessing the continued appropriateness of our policies with respect to outside public board service, including the following:
•time commitment required by Visa in conjunction with Board and committee meeting attendance;
•the scope of responsibilities of individual committees;
•individual contributions at our Board and committee meetings, taking into account the director’s general engagement, effectiveness, and preparedness;
•peer review feedback from directors throughout the year and the results of the annual Board evaluation;
•whether the director is currently employed or retired from full-time employment;
•the number of other boards of which the director is a member and the role of the director on these boards, with consideration given to public company board leadership positions;
•any industry or other commonalities between outside boards that aid in the director’s efficiencies serving on such boards;
•input from our shareholders during engagement; and
•the corporate governance guidelines adopted by our peers and other significant public companies.

Our Corporate Governance Guidelines establish the following limits on our directors serving on publicly-traded company boards and audit committees:

Director Category	Limit on publicly-traded company board and committee service, including Visa
Directors generally	4 boards
Directors who are executives of a publicly-traded company	2 boards
Directors who serve on our Audit and Risk Committee	3 audit committees

The Nominating and Corporate Governance Committee may grant exceptions to the limits on a case-by-case basis after taking into consideration the facts and circumstances of the request. Our Corporate Governance Guidelines provide that prior to accepting an invitation to serve on the board or audit committee of another publicly-traded company, a director should advise our Corporate Secretary of the invitation. The Corporate Secretary will review the matter with the Board Chair, the Chair of the Nominating and Corporate Governance Committee, and the Chief Executive Officer, so that the Board, through the Nominating and Corporate Governance Committee, has the opportunity to review the director’s ability to continue to fulfill his or her responsibilities as a member of the Company’s Board or Audit and Risk Committee. The Nominating and Corporate Governance Committee considers a number of factors, including the director’s other time commitments, leadership positions on outside boards, record of attendance at Board and committee meetings, potential conflicts of interest and other legal considerations, as well as the anticipated impact of the proposed directorship or audit committee service on the director’s ability to devote sufficient time to our Board.
The Nominating and Corporate Governance Committee conducted a review of director commitments for our 2026 director nominees and affirmed that all nominees, with the exception of Ms. List and Mr. Ready, as discussed below, are compliant with our board limit policy, and determined that all directors currently have sufficient capacity to effectively serve as members of the Visa Board. Ms. List serves on three public company audit committees in addition to being a member of our Audit and Risk Committee. The Nominating and Corporate Governance Committee and the Board considered Ms. List’s service on four publicly-traded company audit committees, including her professional qualifications, former experience as a public company chief financial officer, and the nature of and time involved in her service on other boards. Following this review, the Board determined that her simultaneous service would not impair Ms. List’s ability to effectively serve on the Company’s Audit and Risk Committee and waived the limit for service on the Audit and Risk Committee. Mr. Ready is the chief executive officer of a publicly-traded company and serves on that board as well as two other public company boards, including Visa’s Board. The Nominating and Corporate Governance Committee and the Board considered Mr. Ready’s commitments, including the nature and time involved in his service on other boards, his professional background, including his experience with technology-based products and services, and his expertise in consumer payments, money movement, AI, and cybersecurity. The Nominating and Corporate Governance Committee and Board also considered Mr. Ready’s ability to contribute valuable insights from his operational experience as a chief executive officer leading and scaling high-growth companies in the payments and mobile technology industries, and his ability to effectively balance his commitments while serving on Visa’s Board. Following this review, the Board determined that Mr. Ready’s background and experience would be a benefit to the Board and that his simultaneous service on three publicly-traded company boards would not impair his ability to serve on the Company’s Board; accordingly, the Board waived the limit for service on other boards applicable to an executive officer of a publicly-traded company.

26

BOARD AND GOVERNANCE MATTERS

Consider Diversity and Refreshment of Board
The Board, through the Nominating and Corporate Governance Committee, strives to be a board that reflects our key stakeholders around the world, including clients, customers, employees, business partners, and shareholders. While the Board does not have a formal policy on diversity, the Board seeks out a diversity of skills, occupational and personal backgrounds, perspectives, experiences, and tenure on the Board that promotes and supports the Company’s long-term strategy. To support this objective, the Nominating and Corporate Governance Committee endeavors to include, and requests any search firm that it engages endeavor to include, candidates with diverse skills, occupational and personal backgrounds, perspectives, and experiences in the pool from which the Committee considers director candidates. The Board itself is ultimately responsible for selecting its nominees for election by shareholders, with the ultimate selection of nominees based on merit. The Nominating and Corporate Governance Committee assesses its effectiveness in balancing these considerations in connection with its annual evaluation of the composition of the Board.

Review Independence and Potential Conflicts
The NYSE’s listing standards and our Corporate Governance Guidelines provide that a majority of our Board and every member of the Audit and Risk, Compensation, and Nominating and Corporate Governance committees must be “independent.” Our Certificate of Incorporation further requires that at least 58% of our Board be independent. Of the Board nominees, 91% are independent. Under the NYSE’s listing standards, our Corporate Governance Guidelines, and our Certificate of Incorporation, no director will be considered to be independent unless our Board affirmatively determines that the director has no direct or indirect material relationship with Visa or our management. Our Board reviews the independence of its members annually and has adopted guidelines to assist it in making its independence determinations, including categorical standards of director independence that describe certain relationships that are deemed to be not material when assessing director independence and therefore shall not disqualify any director or nominee from being considered independent. In the event a director or nominee has a relationship with the Company that is relevant to his or her independence and is not addressed by the categorical independence standards, the Board determines in its judgment whether the relationship is material. For more information about our independence guidelines, see our Corporate Governance Guidelines.
In October 2025, with the assistance of legal counsel, our Board conducted its annual review of director independence, taking into account the NYSE listing standards and our independence guidelines set forth in our Corporate Governance Guidelines.

As a result of its review, the Board, upon recommendation of the Nominating and Corporate Governance Committee, affirmatively determined that each of our current non-employee directors (Lloyd A. Carney, Kermit R. Crawford, Francisco Javier Fernández-Carbajal, Ramon Laguarta, Teri L. List, John F. Lundgren, Denise M. Morrison, Pamela Murphy, William Ready, Linda J. Rendle, and Maynard G. Webb, Jr.) is “independent” as that term is defined in the NYSE’s listing standards, our independence guidelines, and our Certificate of Incorporation.
In addition, the Board determined that each member of the Audit and Risk Committee and the Compensation Committee meets the additional, heightened independence criteria applicable to those committee members under the NYSE rules.

Selection of Candidates
The Nominating and Corporate Governance Committee’s work has resulted in six new directors being added to the Board since 2020. Our intentional and planned approach has resulted in a diversity of skills, occupational and personal backgrounds, perspectives, experiences, and tenure on the Board that promotes and supports the Company’s long-term strategy.

2026 Proxy Statement	27

BOARD AND GOVERNANCE MATTERS
Board Refreshment Timeline

William Ready Significant experience in consumer payments, money movement, cybersecurity, and AI to guide Visa’s strategic decisions in an increasingly dynamic and competitive global landscape.

Pamela Murphy
Operational experience in technology, cybersecurity, international business operations, and strategic planning that benefits Visa as it accelerates its strategy to facilitate global commerce and money movement.

Ryan Mclnerney Deep experience in payments and consumer banking delivering solutions to clients to continue to position Visa at the center of money movement in innovative ways.

Kermit R. Crawford Operational experience with consumer and retail companies and a deep understanding of consumer experiences and insights.

Teri L. List
Extensive financial and leadership experience across multiple industries that provides Visa with diverse perspectives and expertise on risk management, strategic planning, and financial oversight.

Linda J. Rendle
Operational experience in developing key corporate strategies with important insights and perspectives with respect to global product development, growth, and long-range planning, which is invaluable to Visa’s efforts to bring innovative solutions to market globally.

Corporate Governance
Members of our Board oversee our business through discussions with our Chief Executive Officer; Chief Financial Officer; Vice Chair, Chief People and Corporate Affairs Officer, and Corporate Secretary; General Counsel; Chief Risk and Client Services Officer; President, Technology; Chief Information Security Officer; and other officers and employees, and by reviewing materials provided to them and participating in regular meetings of the Board and its committees.
The Board regularly monitors our corporate governance policies and profile to confirm we meet or exceed the requirements of applicable laws, regulations and rules, and the listing standards of the NYSE. We have instituted a variety of practices to foster and maintain responsible corporate governance, which are described in this section. To learn more about Visa’s corporate governance, and to view our Corporate Governance Guidelines, Code of Business Conduct and Ethics, and the charters of each of the Board’s committees, see the Corporate Governance section of our Investor Relations page of our website at investor.visa.com.

28

BOARD AND GOVERNANCE MATTERS
Board Structure and Operations
Board Leadership Structure
Our Corporate Governance Guidelines provide the Board with the flexibility to determine the appropriate leadership structure for the Company. In making leadership structure determinations, the Board considers many factors, including the specific needs of the business and what is in the best interests of the Company’s shareholders. The Nominating and Corporate Governance Committee and the Board continue to periodically review the Board’s leadership structure and to exercise their discretion in recommending an appropriate and effective Board leadership framework on a case-by-case basis, taking into consideration the needs of the Board and the Company at such time. Consistent with our flexible approach to board leadership to best suit the needs of the business while maintaining independent oversight, in the event that the Board Chair is not an independent director, the independent directors will elect one of the independent directors to serve as the Lead Independent Director who is empowered with a set of robust responsibilities.
Current Leadership Structure
The Board has determined that having a separate Chief Executive Officer and Board Chair is the most effective leadership structure at this time. Mr. Lundgren was unanimously elected as independent Board Chair by the Board. This structure has allowed our Chief Executive Officer, Mr. McInerney, to focus on the day-to-day management of the business and on executing our strategic priorities, while promoting strong independent oversight. The Board believes that this leadership structure is effective, supports independent oversight, facilitates robust communication between the Board and management, and currently serves the business and shareholders well.

Mr. Lundgren, as independent Board Chair, has a robust set of duties, including the following:

•chairing Board meetings;
•providing feedback to the Chief Executive Officer on corporate and Board policies and strategies and acting as a liaison between the Board and the Chief Executive Officer;
•facilitating communication among directors and between the Board and management;
•advising on the agenda, schedule, and materials for Board meetings and strategic planning sessions based on input from directors;
•coordinating with the Chair of the Compensation Committee to support the independent directors’ evaluation of Chief Executive Officer performance and compensation;
•communicating with shareholders and other stakeholders; and
•carrying out such other duties as are requested by the Board or any of its committees from time to time.

Mr. Lundgren Independent Board Chair Since January 2024

In addition, independent directors chair each of the Board’s four standing committees: the Audit and Risk Committee, chaired by Kermit R. Crawford; the Compensation Committee, chaired by Lloyd A. Carney; the Finance Committee, chaired by Maynard G. Webb, Jr.; and the Nominating and Corporate Governance Committee, chaired by Denise M. Morrison. In their capacities as independent committee chairs, Mr. Carney, Mr. Crawford, Ms. Morrison, and Mr. Webb each have responsibilities that contribute to the Board’s independent oversight of management, as well as facilitating communication among the Board and management.

2026 Proxy Statement	29

BOARD AND GOVERNANCE MATTERS
Committees of the Board of Directors
The current standing committees of the Board are the Audit and Risk Committee, the Compensation Committee, the Finance Committee, and the Nominating and Corporate Governance Committee. Each of the standing committees is governed by a written charter, which is available on the Corporate Governance – Committee Composition section of our Investor Relations website. The key activities listed below for 2025 are in addition to other activities performed by the committees in accordance with their charters.

Audit and Risk Committee
Key Activities in 2025
•Monitored the integrity of our financial statements and our internal controls over financial reporting;
•Oversaw KPMG LLP, our independent registered public accounting firm;
•Oversaw the performance of our internal audit function;
•Reviewed and monitored compliance with our Code of Business Conduct and Ethics, and reviewed the implementation and effectiveness of the Company’s compliance and ethics program; and
•Reviewed and discussed with management our salient risks and mitigation activities.
“Working closely with management, we enhanced our focus on emerging risks, including cybersecurity and regulatory developments, to support the Company’s strategy for sustainable, long‑term growth.”
– Kermit R. Crawford, Audit and Risk Committee Chair

Chair Kermit R. Crawford

Committee members Lloyd A. Carney* Kermit R. Crawford, Chair Teri L. List* Linda J. Rendle* *Audit Committee Financial Expert

Meetings in fiscal year 2025: 7

Compensation Committee
Key Activities in 2025
•Established performance goals applicable to the executive compensation program;
•Determined the annual compensation of our NEOs based on its evaluation of company and individual performance;
•Reviewed the form and amount of compensation paid to our non-employee directors;
•Reviewed an annual compensation risk assessment report and confirmed that the Company’s compensation program does not create risks that are reasonably likely to have a material adverse effect on the Company; and
•Selected an appropriate peer group for executive pay and performance comparisons.
“In 2025, we adhered to our established compensation principles and design. The Compensation Committee continues to believe that the Company’s executive compensation program is structured to attract, motivate, and retain exceptional leaders, and that the program’s challenging performance goals advance the Company’s corporate strategy and align with shareholders’ interests.”
– Lloyd A. Carney, Compensation Committee Chair

Chair Lloyd A. Carney

Committee members Lloyd A. Carney, Chair Francisco Javier Fernández-Carbajal Teri L. List John F. Lundgren Denise M. Morrison Maynard G. Webb, Jr.

Meetings in fiscal year 2025: 6

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BOARD AND GOVERNANCE MATTERS
Compensation Committee Interlocks and Insider Participation
None of the members who served on the Compensation Committee was or had ever been one of our officers or employees. In addition, during the last fiscal year, none of our executive officers served as a member of the board of directors or the compensation committee of any other entity that has one or more executive officers serving on our Board or Compensation Committee.

Finance Committee
Key Activities in 2025
•Reviewed the Company’s M&A and investment strategies as well as potential M&A transactions and performance of closed transactions;
•Reviewed and recommended that the Board declare the Company’s quarterly dividend and authorized the Company’s multi-year class A share repurchase program;
•Reviewed the Company’s capital structure and financial condition;
•Reviewed the Company’s treasury matters and activities; and
•Reviewed potential capital investments and other financial commitments.
“This year we focused on advancing Visa’s long‑term growth through rigorous review of our M&A and investment strategies to support Visa in creating enduring value for our shareholders.”
– Maynard G. Webb, Jr., Finance Committee Chair

Chair Maynard G. Webb, Jr.

Committee members Francisco Javier Fernández-Carbajal Ramon Laguarta Pamela Murphy William Ready Maynard G. Webb, Jr., Chair

Meetings in fiscal year 2025: 4

Nominating and Corporate Governance Committee
Key Activities in 2025
•Regularly discussed Board refreshment and reviewed director candidates considering our director skills and qualification criteria, current business needs, and long-term strategy;
•Implemented planned committee chair rotation and committee composition changes;
•Reviewed succession and development plans for management;
•Oversaw our shareholder engagement program and reviewed shareholder proposals and company responses; and
•Reviewed our corporate responsibility and sustainability programs.
“In keeping with our commitment to strong corporate governance, this year we refreshed several of our committee chair positions to bring new perspectives, broaden expertise, and position the Board to effectively oversee Visa’s growth in an evolving global environment.”
– Denise M. Morrison, Nominating and Corporate Governance Committee Chair

Chair Denise M. Morrison

Committee members Ramon Laguarta John F. Lundgren Denise M. Morrison, Chair Pamela Murphy William Ready Linda J. Rendle

Meetings in fiscal year 2025: 4

2026 Proxy Statement	31

BOARD AND GOVERNANCE MATTERS
Director Engagement
Attendance at Board, Committee, and Annual Shareholder Meetings
Our Board and its committees meet throughout the year on a set schedule, hold special meetings as needed, and act by written consent from time to time. The Board met five times during 2025. No director attended fewer than 75% of the aggregate of: (i) the total number of meetings of the Board held during the period in fiscal year 2025 for which he or she served as a director, and (ii) the total number of meetings held by all committees of the Board on which such director served as a member during the period in 2025. The total number of meetings held by each committee is listed above, under Committees of the Board of Directors. It is our policy that all members of the Board should endeavor to attend the annual meeting of shareholders. All eleven of our directors who were on the Board at that time attended the 2025 Annual Meeting of Shareholders.
Executive Sessions of the Board of Directors
The non-employee, independent members of our Board and all committees of the Board generally meet in executive session without management present during their Board and committee meetings. John F. Lundgren, our Board Chair, presides over executive sessions of the Board, and the committee chairs, each of whom is independent, preside over executive sessions of the committees.
Orientation for New Directors
Following appointment to the Board, we provide a new director orientation session to facilitate a seamless onboarding experience and to educate the new director about our business, strategy, risks, and key policies, as well as legal, compliance, and regulatory matters. The onboarding process includes a combination of written materials, presentations, and meetings with members of the Board and management, resulting in a highly interactive process.
Continuing Education for Directors
In addition to regular meetings of the Board and its committees, we periodically offer educational sessions throughout the year for all directors on a variety of topics specific to Visa and our industry. These educational sessions have included topics such as new and emerging technologies, deep-dives on specific business lines, new products, industry developments, financial matters, and geo-political risks, among others.
From time to time, external experts and facilitators may be invited to attend Board or committee meetings to discuss various leading practices or issues relevant to the Company or its industry. These experts bring an array of experience and perspectives and can foster dialogue among Board members.
The Company also periodically provides directors with a list of director education programs. These programs are offered at various times during the year by well-regarded organizations and at various facilities and locations and cover a range of important issues facing directors of public companies. The Company reimburses for these programs in accordance with our guidelines.

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BOARD AND GOVERNANCE MATTERS
Board of Directors and Committee Evaluations
Our Board recognizes that a robust and constructive Board and committee evaluation process is an essential component of Board effectiveness. Our Board and each of its committees conduct an annual evaluation facilitated by an independent third party, which includes a qualitative assessment by each director of the performance of the Board and the committee or committees on which the director serves. The Board also conducts an annual peer review, which is designed to assess individual director performance. The Nominating and Corporate Governance Committee, in conjunction with the Board Chair, oversees the evaluation process.

Review of Evaluation Process Nominating and Corporate Governance Committee reviews the evaluation process annually

Advance Questionnaire Covers:

•Board efficiency and effectiveness •Board and committee composition •Quality of board discussions	•Quality of information and materials provided •Peer evaluations •Board culture

One-on-One Discussion One-on-one discussions between the independent, third-party facilitator and each director to solicit views on the Board’s effectiveness

Evaluation Results
•Preliminary evaluation results discussed with the Nominating and Corporate Governance Committee Chair and the Board Chair
•Final evaluation results and recommendations discussed with the Board, committees, and individual directors

Feedback Incorporated
Over the past few years, the evaluation process has led to a broader scope of topics covered in Board meetings, improvements in Board processes, and changes to Board and committee composition and structure.
This year’s evaluation identified areas for continued focus, including:

•meeting logistics •succession planning for senior leaders •risk mitigation	•advance materials •director refreshment

2026 Proxy Statement	33

BOARD AND GOVERNANCE MATTERS
Board Oversight
Board’s Role in Long-Term Strategic Planning
The Board takes an active role with management to formulate and review Visa’s long-term corporate strategy. Each quarter, the Board and management confer on the execution of our long-term strategic plans and the status of key initiatives, opportunities, and risks facing Visa. In addition, the Board regularly conducts in-depth long-term strategic reviews with our senior management team. During these reviews, the Board and management discuss the payments landscape, emerging technological and competitive risks and opportunities, and short- and long-term plans and priorities within our strategy.
Additionally, the Board annually discusses and approves budget and capital requests, which are firmly linked to Visa’s long-term strategic plans and priorities. Through these processes, the Board brings its collective, independent judgment to bear on the most critical long-term strategic issues facing Visa. For more information about our long-term strategy and the progress we made against our strategic goals in 2025, see our 2025 Annual Report on Form 10-K filed with the SEC on November 6, 2025.

34

BOARD AND GOVERNANCE MATTERS
Board’s Role in Risk Oversight
Our Board recognizes the importance of effective risk oversight in running a successful business and in fulfilling its fiduciary responsibilities to Visa and its shareholders. While the Chief Executive Officer; Chief Risk and Client Services Officer; General Counsel; Chief Financial Officer; Vice Chair, Chief People and Corporate Affairs Officer; President, Technology; Chief Information Security Officer; and other members of our senior leadership team are responsible for the day-to-day management of risk, our Board is responsible for promoting an appropriate culture of risk management within the Company and for setting the right “tone at the top,” overseeing our aggregate risk profile, and monitoring how the Company addresses specific risks, such as strategic and competitive risks, financial risks, brand and reputation risks, cybersecurity and technology risks, ecosystem risks, legal and compliance risks, regulatory risks, and operational risks.

Board of Directors

•The Board discharges its risk oversight responsibility both directly and through its standing committees.
•Throughout the year, the Board and each committee review and discuss specific risk topics.
•On an annual basis, the Chief Risk and Client Services Officer and other members of senior management report on our top enterprise risks, and the steps management has taken or will take to mitigate these risks.
•Our President of Technology and Chief Information Security Officer provide regular updates to the Board on technology and cybersecurity.
•Our General Counsel updates the Board regularly on material legal and regulatory matters.
•The Board regularly reviews and discusses written reports regarding recent business, legal, regulatory, competitive, and other developments impacting the Company.

Audit and Risk Committee	Compensation Committee	Finance Committee	Nominating and Corporate Governance Committee

Oversees our enterprise risk management framework and programs, and risks related to internal controls and compliance including:
•financial statements, financial reporting, and internal controls;
•tax strategy;
•legal and regulatory;
•corporate risk profile, top risks, and key operational risks;
•technology, including information security and cybersecurity;
•global privacy program;
•compliance and ethics program, including anti-money laundering and sanctions;
•third-party lifecycle management program; and
•operational resilience program.

Oversees risks related to employees and compensation, including:
•our compensation policies and practices for all employees; and
•our incentive and equity-based compensation plans.
For more information about the Compensation Committee’s review of compensation-related risk, see the Board Oversight of Compensation Programs section of this proxy statement.
Oversees risks related to mergers and acquisitions and certain financial matters, including: •capital investments; •debt; •credit and liquidity; and •capital structure.
Oversees risks related to our overall corporate governance, including:
•Board effectiveness;
•Board and committee composition;
•Board size and structure;
•director independence;
•Board succession;
•senior management succession;
•strategy, programs, and reporting on CRS, as well as corporate governance issues; and
•political participation and contributions.

In addition, committees meet in executive session with management to discuss our risks and exposures. For example, in 2025, the Audit and Risk Committee met regularly with our Chief Risk and Client Services Officer; General Counsel; Chief Ethics and Compliance Officer; Chief Financial Officer; Chief Auditor; and other members of senior management.

2026 Proxy Statement	35

BOARD AND GOVERNANCE MATTERS
Board Oversight of Artificial Intelligence
We have been leveraging artificial intelligence in our business for decades, and we recognize that AI presents both significant opportunities to advance Visa’s capabilities and important risks that require thoughtful governance. Therefore, oversight of AI is integrated into our broader enterprise risk management and strategic planning processes, and Visa’s Board exercises oversight of AI from both a risk and opportunity perspective.
The Audit and Risk Committee has responsibility for overseeing risks related to AI, including those associated with data privacy, cybersecurity, regulatory compliance, operational integrity, and ethical considerations. The Committee receives updates from management on AI‑related risk assessments and mitigation strategies.
The full Board oversees AI as a component of Visa’s strategy, reviewing management’s approach to leveraging AI to drive innovation, improve operational efficiency, and enhance the customer experience. Visa’s layered governance framework and corporate values work together to promote accountable data use and sustainable innovation, serving as a core foundation of responsible AI.
For more information about our ethical approach to AI, including our AI Principles, see our 2024 Corporate Responsibility & Sustainability Report (CRS Report).
Board Oversight of Cybersecurity Risk
We are one of the world’s leaders in digital payments, and we facilitate global commerce and money movement across more than 200 countries and territories among a global set of consumers, sellers, financial institutions, and government entities through innovative technologies. As a result, we recognize that the cyber threat landscape continues to evolve, and we are committed to championing cybersecurity within our operations.
Visa’s Board exercises oversight and control of Visa’s overall enterprise risk management framework and delegates oversight and control of Visa’s cybersecurity program to the Audit and Risk Committee, which is responsible for reviewing management’s risk-based processes in place designed to assess, identify, and manage cybersecurity risks to which Visa is exposed. Our Chief Information Security Officer provides an update on Visa’s cybersecurity program to the Audit and Risk Committee twice per year and to the full Board annually. The updates to the Audit and Risk Committee and the full Board provide an overview of our cybersecurity performance, progress against goals, cybersecurity threat landscape, and other relevant developments. For more information about our cybersecurity program, see our CRS Report and Item 1C–Cybersecurity in our 2025 Annual Report on Form 10-K filed with the SEC on November 6, 2025.
Board Oversight of Talent and People
The tone and culture of Visa is set at the Board level. The full Board has oversight of our people programs and performs regular reviews, including annual reviews of succession planning for our Chief Executive Officer. Our Board committees have responsibility for specific areas of people management. The Nominating and Corporate Governance Committee is responsible for director succession and refreshment, as well as management succession and development planning. Our Compensation Committee is responsible for reviewing Visa’s programs and practices related to executive workforce inclusion and diversity, as well as the administration of compensation programs in a non-discriminatory manner. The Compensation Committee also oversees the administration of broad-based annual incentive, equity incentive, and benefit plans. Management is responsible for developing policies and processes that reflect and reinforce our desired corporate culture, including policies and processes related to strategy, risk management, and ethics and compliance.
Board Oversight of Management Development and Succession Planning
Our Board believes that one of its primary responsibilities is to oversee the development and retention of executive talent so that an appropriate succession plan is in place for our Chief Executive Officer and other members of senior management. Each quarter, the Nominating and Corporate Governance Committee meets with our Vice Chair, Chief People and Corporate Affairs Officer and other executives to discuss management succession and development planning. In addition, the full Board annually reviews succession planning for our Chief Executive Officer.

36

BOARD AND GOVERNANCE MATTERS
Board Oversight of Compensation Programs
The Compensation Committee annually considers potential risks to the Company when reviewing and approving our compensation program. We have designed our compensation program, including our incentive compensation plans, with specific features to address potential risks while rewarding employees for achieving long-term financial and strategic objectives through prudent business judgment and appropriate risk-taking. The following elements have been incorporated in our compensation program for executive officers:

Recoupment Policies
•In addition to the mandatory provisions regarding incentive compensation as required by the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act), our Clawback Policy authorizes the Board to recover additional types of compensation, including time-based restricted stock units and stock options, paid to all current and former Executive Committee members and Section 16 officers in the event of a material restatement of the Company’s financial results due to fraud, intentional misconduct, or gross negligence of the individual.
•Our equity award agreements also provide for forfeiture of equity-based awards in the event of specified detrimental activity in the absence of a restatement, where permitted by applicable law.
Capped Incentive Awards
•Annual incentive awards and performance share awards are capped at 200% of target for executive officers.
Stock Ownership Guidelines
•Our guidelines call for significant stock ownership, which aligns the interests of our executive officers with the long-term interests of our stakeholders.
A Balanced Mix of Compensation Elements
•The compensation mix for our executive officers consists of salary, annual cash incentives, and long-term equity incentives, with a significant portion in the form of equity awards that align with long-term performance.
Multiple Performance Factors
•Our incentive compensation plans use multiple pre-established performance goals, which encourage the achievement of objectives for the overall benefit of the Company and its stakeholders.
•The annual incentive design encourages NEOs to perform relative to a variety of goals that are aligned with the Company’s strategy, rather than focusing solely on financial goals.
Long-Term Incentives
•Our long-term incentives are equity-based and have a regular three-year vesting schedule to complement our annual cash-based incentives.
•50% of our annual equity award target grant value is subject to performance conditions over a three-year period.

Based on its annual assessment of compensation-related risks, the Compensation Committee concluded that our compensation program does not create risks that are reasonably likely to have a material adverse effect on Visa. In making this determination, the Compensation Committee reviewed the key design elements of our compensation program in relation to industry best practices as presented by the Compensation Committee’s independent compensation consultant, as well as the means of mitigating potential risks, such as through our internal controls and oversight by management and the Board.

2026 Proxy Statement	37

BOARD AND GOVERNANCE MATTERS
Board Oversight of Corporate Responsibility and Sustainability
We believe in the importance of strong layers of governance to promote proper guidance and oversight across our approach to CRS matters that are most important to our stakeholders, including access and opportunity, sustainability, security and trust, investing in our people, and operating responsibly. At the Board level, the Nominating and Corporate Governance Committee has formal responsibility under its charter to oversee and review policies and procedures related to CRS and corporate governance issues, including the following:
•Strategy; stakeholder engagement and formal reporting; and policies and programs in specific areas such as environmental sustainability, climate change, human rights, and social impact and philanthropy; and
•Visa’s shareholder engagement program related to CRS and corporate governance issues.

38

BOARD AND GOVERNANCE MATTERS
Shareholder Engagement and Board Communications
Our Board and management team greatly value the opinions and feedback of our shareholders. We have proactive, ongoing engagement with our shareholders throughout the year focused on corporate governance, CRS, and executive compensation, in addition to the ongoing dialogue among our shareholders and our Chief Executive Officer, Chief Financial Officer, and Investor Relations team on Visa’s financial and strategic performance. Our Board Chair also participated in shareholder engagement to discuss corporate governance, CRS, and executive compensation matters.

Prior to Annual Meeting
•We reach out to our top 75 investors to discuss corporate governance, sustainability, talent and people, and executive compensation matters.
•Our Board is provided with our shareholders’ feedback.
•Board and management discuss whether any action, such as disclosure enhancements, should be taken.
•We review proposals and solicit support for Board recommendations on management and shareholder proposals.

Annual Meeting of Shareholders •Our shareholders vote on election of directors, executive compensation, ratification of our auditors, and other management and shareholder proposals.

Post Annual Meeting
•Our Board and management review and discuss the vote results, as well as any shareholder feedback, from our annual meeting.
•Board and management discuss whether action should be taken.
•We start preparing our agenda for our next year of engagement.

2025 We invited our Top 75 shareholders to engage with us

Representing approximately 61% of our outstanding Class A common stock

We held 46 meetings with shareholders

Representing approximately 25% of our outstanding Class A common stock

Topics Covered During Engagement

•talent and people;
•social impact and financial inclusion programs;
•operational environmental sustainability, climate strategy, and goals and progress;
•cybersecurity, data privacy, and AI;
•updates and progress on legal and regulatory matters;
•our Board leadership structure; •Board composition, skills, and refreshment; •Board risk oversight; and •our executive compensation program and philosophy.

The Board and applicable committees review summaries of shareholder feedback on a quarterly basis.

2026 Proxy Statement	39

BOARD AND GOVERNANCE MATTERS
Communicating with the Board of Directors
Our Board has adopted a process by which shareholders or other interested persons may communicate with the Board or any of its members. Shareholders and other interested parties may send communications in writing to any or all directors (including the Board Chair or the non-employee directors as a group) electronically to board@visa.com or by mail c/o our Corporate Secretary, Visa Inc., P.O. Box 193243, San Francisco, CA 94119. Communications that meet the procedural and substantive requirements of the process approved by the Board will be delivered to the specified member of the Board, non-employee directors as a group, or all members of the Board, as applicable, on a periodic basis, which generally will be in advance of or at each regularly scheduled meeting of the Board. Communications of a more urgent nature will be referred to the Corporate Secretary, who will determine whether they should be delivered more promptly. For more information about the procedural and substantive requirements for communicating with our Board, see the Contact the Board section of our Investor Relations website.
All communications involving accounting, internal controls, and auditing matters, possible violations of, or noncompliance with, applicable legal and regulatory requirements or the Code of Business Conduct and Ethics, or retaliatory acts against anyone who makes such a complaint or assists in the investigation of such a complaint, may be made via email to businessconduct@visa.com; through our Confidential Compliance Hotline at (888) 289-9322 or our Confidential Online Compliance Hotline at visa.alertline.com; or by mail to Visa Inc., Business Conduct Office, P.O. Box 193243, San Francisco, CA 94119. All such communications will be handled in accordance with our Whistleblower Policy, a copy of which may be obtained by contacting our Corporate Secretary.
People and Talent Management
Attracting, developing, and advancing our people globally is important to Visa’s strategy and long-term success. We believe that best-in-class teams and an inclusive culture inspire leadership, encourage innovative thinking, and support the development and advancement of all employees. Our employee value proposition – Progress starts with you – focuses on our purpose and our talent, and we have embedded it throughout our organizational programs and processes to reinforce our commitment to our employees. Our survey results demonstrate that the vast majority of employees are proud to work for Visa. For more information about how we invest in our people, including people and talent management, employee engagement, learning and development, total rewards, and safety and security, see our 2024 CRS Report.
Corporate Responsibility and Sustainability
Visa is committed to operating as a responsible, ethical, inclusive, and sustainable company. As a trusted network and a global leader in digital payments, Visa strives to work with clients, partners, and other stakeholders to empower people, businesses, and communities to thrive. While we work toward this goal, we are committed to managing the risks and opportunities that arise from environmental and social issues and providing strong executive and Board oversight of our overall strategy. We report on our approach to these matters in our annual CRS Report. Our reporting is aligned with leading frameworks, including the Global Reporting Initiative (GRI), the Sustainability Accounting Standards Board (SASB), and the Task Force on Climate-Related Financial Disclosures (TCFD). Our 2024 CRS Report also includes certain disclosures in alignment with the International Sustainability Standards Board (ISSB) and International Financial Reporting Standards (IFRS). Visa has also adopted various policies and statements as part of our approach to managing CRS topics.

For more information about our commitment to operating as a responsible, ethical, inclusive, and sustainable company, see our 2024 Corporate Responsibility & Sustainability Report on our CRS website at visa.com/crs.

Our website and our 2024 CRS Report are not part of or incorporated by reference into this proxy statement. Our goals are aspirational and may change. Statements regarding our goals are not guarantees or promises that they will be met.

40

BOARD AND GOVERNANCE MATTERS
Other Governance Policies and Practices
Political Engagement and Disclosure
Public sector decisions significantly affect our business and industry, as well as the communities in which we operate. For this reason, we participate in the political process through regular engagement with government officials and policy-makers, by encouraging the civic involvement of our employees, and by contributing to candidates and political organizations where permitted by applicable law. We are committed to conducting these activities in a transparent manner that reflects responsible corporate citizenship and best serves the interests of our shareholders, employees, and other stakeholders. For more information about our political activities and oversight see the Political Engagement and Advocacy section of our CRS website.
Visa has a Political Participation, Lobbying and Contributions Policy (PPLC Policy) that prohibits our directors, officers, and employees from using Company resources to promote their personal political views, causes, or candidates, and specifies that the Company will not directly or indirectly reimburse any personal political contributions or expenses. Directors, officers, and employees also may not lobby government officials on the Company’s behalf absent the pre-approval of the Company’s Global Government Affairs Department. As such, our lobbying and political spending seek to promote the interests of the Company and its shareholders, and not the personal political preferences of our directors or executives.

Under the PPLC Policy, the Nominating and Corporate Governance Committee must pre-approve the use of corporate funds for political contributions, including contributions made to trade associations to support targeted political campaigns, contributions to tax-exempt organizations for political activities, and contributions to organizations registered under Section 527 of the U.S. Internal Revenue Code to support political activities. The PPLC Policy further requires the Company to publish an Annual Political Engagement Report disclosing our federal lobbying activities, including information regarding our trade association expenditures, as well as political contributions. This report can be accessed at usa.visa.com/solutions/political-engagement-and-advocacy.

We endeavor to maintain a healthy and transparent relationship with governments around the world by communicating our views and concerns to elected officials and policy-makers. We encounter challenges and opportunities on a wide range of policy matters. These issues may include regulations and policies on interchange fees, cybersecurity, data security, privacy, intellectual property, surcharging, payroll and prepaid cards, mobile payments, tax, international trade and market access, and financial inclusion, among others.
The Nominating and Corporate Governance Committee reviews our political contributions and lobbying expenditures on a semiannual basis, which includes information regarding memberships in, or payments to, tax-exempt organizations that write and endorse model legislation. For more information about our political contributions and lobbying expenditures, including our semiannual contribution reports and links to our quarterly U.S. federal lobbying activities and expenditures reports, see the Political Engagement and Advocacy section of our CRS website.

2026 Proxy Statement	41

BOARD AND GOVERNANCE MATTERS
Codes of Conduct and Ethics
Our Board has adopted a Code of Business Conduct and Ethics, which applies to all directors, officers, employees, and contingent staff of the Company. This Code includes a Code of Ethics for Certain Executives and Financial Officers, which applies to our Chief Executive Officer, Chief Financial Officer, Controller, Chief People and Corporate Affairs Officer, General Counsel, and other senior financial officers, whom we refer to collectively as senior officers. These codes require the senior officers to engage in honest and ethical conduct in performing their duties, provide guidelines for the ethical handling of actual or apparent conflicts of interest between personal and professional relationships, and provide mechanisms to report unethical conduct. Our senior officers are held accountable for their adherence to the codes. If we amend or grant any waiver from a provision of our codes for officers or directors, we will publicly disclose such amendment or waiver in accordance with and if required by applicable law, including by posting such amendment or waiver on our Investor Relations website within four business days.
Prevention of Insider Trading Policy
We have adopted a Prevention of Insider Trading Policy that governs transactions in our securities by our directors, officers, employees, and other individuals who gain access to insider information about Visa, including contractors and consultants, as well as by Visa itself. The Prevention of Insider Trading Policy has been reasonably designed to promote compliance with applicable insider trading laws, rules and regulations, and the NYSE listing standards. The foregoing summary of the Prevention of Insider Trading Policy does not purport to be complete and is qualified in its entirety by reference to the full text of the Prevention of Insider Trading Policy, which is included as Exhibit 19.1 in our 2025 Annual Report on Form 10-K filed with the SEC on November 6, 2025.
Certain Relationships and Related Person Transactions
The Audit and Risk Committee has adopted a written Statement of Policy with respect to Related Person Transactions (Statement of Policy), governing any transaction, arrangement, or relationship between the Company and any related person where the related person had, has, or will have a direct or indirect material interest. Under the Statement of Policy, the Audit and Risk Committee reviews related person transactions and may approve or ratify them only if it is determined that they are in, or not inconsistent with, the best interests of the Company and its shareholders. When reviewing a related person transaction, the Audit and Risk Committee may take into consideration all of the relevant facts and circumstances available to it, including: (i) the material terms and conditions of the transaction or transactions; (ii) the related person’s relationship to Visa; (iii) the related person’s interest in the transaction, including their position or relationship with, or ownership of, any entity that is a party to or has an interest in the transaction; (iv) the approximate dollar value of the transaction; (v) the availability from other sources of comparable products or services; and (vi) an assessment of whether the transaction is on terms that are comparable to the terms available to us from an unrelated third party.
In the event we become aware of a related person transaction that was not previously approved or ratified under the Statement of Policy, the Audit and Risk Committee will evaluate all options available, including ratification, revision, or termination of the related person transaction. The Statement of Policy is intended to augment and work in conjunction with our other policies that include code of conduct or conflict of interest provisions, including our Code of Business Conduct and Ethics.

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Compensation of Non-Employee Directors
We compensate non-employee directors for their service on the Board with a combination of cash and equity awards, the amounts of which are commensurate with the director’s role and involvement, and consistent with peer company practices. In setting non-employee director compensation, we consider the significant amount of time our directors expend in fulfilling their duties, as well as the skill level required of members of our Board.
The Compensation Committee, which is composed solely of independent directors, has the primary responsibility for reviewing and considering any revisions to our non-employee director compensation program. In July 2024, the Compensation Committee undertook its annual review of non-employee director compensation for 2025, which included an analysis completed by its independent compensation consultant, Meridian Compensation Partners, LLC (Meridian). As part of this analysis, the independent compensation consultant reviewed trends and data from the same peer companies used by the Compensation Committee in connection with its review of executive compensation. For more information about the peer group, see the Compensation Peer Group section of this proxy statement. Pursuant to the review, and after considering the independent compensation consultant’s advice based on peer group data, the Compensation Committee determined it would not recommend that the Board approve, and the Board did not approve, any changes to the non-employee director compensation program for 2025.
Overview

•No Fees for Board or Committee Meeting Attendance: Meeting attendance is an expected part of Board service.
•Emphasis on Equity: There is an emphasis on equity in the overall compensation mix to further align interests with stakeholders.
•Recognition of Special Roles: Special roles, such as Board leadership positions and committee chairs, are recognized for their additional time commitments.
•Annual Equity Grants with Immediate Vesting: Equity awards are granted annually, with the number of shares subject to the awards calculated based on a fixed value, providing alignment with stakeholders’ interests and mitigating potential compensation-related risk.
•No Tax Gross-Ups on Perquisites: There are no tax gross-ups on any element of compensation.

2026 Proxy Statement	43

COMPENSATION OF NON-EMPLOYEE DIRECTORS
Cash Compensation
Non-employee directors receive an annual cash retainer for their service on the Board, as well as additional cash retainers if they serve as the independent Board Chair, on a committee, or as the chair of a committee. The following table lists the annual cash retainer amounts in effect during 2025, which were not increased from the 2024 amounts. Each chair retainer listed in the following table is in addition to the retainer paid for membership on the applicable committee.

Type of Retainer	Amount of Retainer
Annual Board Membership	$110,000
Board Chair	$225,000
Audit and Risk Committee Membership	$20,000
Compensation Committee Membership	$15,000
Finance Committee Membership	$20,000
Nominating and Corporate Governance Committee Membership	$15,000
Audit and Risk Committee Chair	$30,000
Compensation Committee Chair	$25,000
Finance Committee Chair	$30,000
Nominating and Corporate Governance Committee Chair	$25,000
U.S.-based directors may defer the payment of all or a portion of the cash retainer payments, as described below under the heading Visa Directors Deferred Compensation. All cash retainers are paid in quarterly installments unless a director elected to defer the payment. Directors are also reimbursed for customary expenses incurred while attending meetings of the Board and its committees.
Equity Compensation
Each non-employee director receives an annual equity grant under the shareholder-approved Visa Inc. 2007 Equity Incentive Compensation Plan, as amended and restated (2007 Equity Incentive Compensation Plan). On January 28, 2025, the date of our 2025 Annual Meeting of Shareholders, each then-serving non-employee director received a restricted stock unit grant determined by dividing $260,000 by the per share closing price of our Class A common stock on that date, rounded to the nearest whole share. This annual equity grant value did not increase from the 2024 value. Following the date of a non-employee director’s election or appointment to the Board on a date other than at an Annual Meeting of Shareholders, the director receives a prorated initial grant based on the partial year of Board service; similarly, departing non-employee directors who joined the Board prior to November 2017 receive a grant for the year of departure, which is prorated for any partial year of service, as applicable. No such awards for newly appointed or departing directors were granted in fiscal year 2025: Mr. Ready joined the Board on September 29, 2025 and his prorated initial grant occurred on October 15, 2025, which is in fiscal year 2026; in addition, Mr. Laguarta was appointed to the Board after November 2017, so he will not receive an additional grant at the end of his term. Restricted stock unit grants to all non-employee directors vest immediately upon grant and are settled in shares. Directors may elect to defer settlement of all or a portion of their equity grants. The 2007 Equity Incentive Compensation Plan limits the total grant date value of equity grants that may be made to our non-employee directors to $500,000 in a single fiscal year for each director.
Other Policies and Practices
Stock Ownership Guidelines
The stock ownership guidelines for our non-employee directors specify that each director is required to own shares of our class A common stock equal to five times the annual Board membership cash retainer. Equity interests that count toward satisfaction of the guidelines include shares owned outright by the director, shares jointly owned, restricted stock, restricted stock units, and any deferred restricted stock units. Directors have five years from the date they become a member of the Board to attain these ownership levels. Each non-employee director with at least five years of service on our Board met or exceeded the ownership guidelines as of the last day of fiscal year 2025. Our insider trading policy prohibits directors from hedging the economic risk of their stock ownership or pledging their shares.

44

COMPENSATION OF NON-EMPLOYEE DIRECTORS
Charitable Matching Gift Program
Our non-employee directors may participate in the Board Charitable Matching Gift Program. Under this program, contributions to eligible non-profit organizations are matched by the Visa Foundation, up to a maximum of $15,000 per director per calendar year. Our U.S. non-employee directors may also participate in our Political Action Committee (PAC) Charitable Matching Program. Under this program, when non-employee directors contribute to the Visa PAC, Visa matches their contribution to a qualifying charity or charities the non-employee director selects, up to a maximum of $5,000 per director per calendar year.
Visa Directors Deferred Compensation
Under the terms of the Visa Directors Deferred Compensation Plan, non-employee directors may elect to defer up to 100% of their fees payable in cash if they submit a qualified deferral election. Unless a participant’s separation from service constitutes his or her “retirement,” the participant’s benefits under the Visa Directors Deferred Compensation Plan will be paid in a lump sum in cash, as previously elected by the participant, either (i) within 90 days following the date of the separation from service, or (ii) on the next January 1 following the separation from service. If a participant’s separation from service constitutes his or her “retirement,” the participant’s benefits will be paid in a lump sum in cash on the foregoing dates or in up to 15 installments on or after the participant’s separation from service through the fifth anniversary of the separation from service, as previously elected by the participant. Participants are always fully vested in their deferrals under the Visa Directors Deferred Compensation Plan. Upon termination of the Visa Director Deferred Compensation Plan within 12 months of a “change of control,” participants’ benefits under the Visa Director Deferred Compensation Plan will be paid immediately in a lump sum. There are no above market or preferential earnings on deferred compensation. Further, under the terms of the restricted stock unit award agreements applicable to directors, provided they submit a qualified deferral election, directors are eligible to defer settlement of the restricted stock units they receive for service on the Board until the later of (i) the first anniversary of the grant date or (ii) a date or dates during their service or following their separation from service, subject to earlier settlement upon the participant’s death or following a change of control. For more information about the annual rate of return of funds under the Visa Director Deferred Compensation Plan for 2025, as reported by the plan administrator, see the table under the Visa 401k Plan and Visa Excess 401k Plan section of this proxy statement.
Director Compensation for Fiscal Year 2025
The following tables provide information on the total compensation earned by each of our non-employee directors who served during 2025. Mr. McInerney, our Chief Executive Officer, does not receive additional compensation for his service as a director, and his compensation is reflected below under the heading Executive Compensation Tables - Summary Compensation Table for Fiscal Year 2025.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Lloyd A. Carney	172,500	259,891	20,000	452,391
Kermit R. Crawford	152,500	259,891	15,000	427,391
Francisco Javier Fernández-Carbajal	145,000	259,891	—	404,891
Ramon Laguarta	145,000	259,891	—	404,891
Teri L. List	145,000	259,891	35,000	439,891
John F. Lundgren	377,500	259,891	5,000	642,391
Denise M. Morrison	167,500	259,891	10,000	437,391
Pamela Murphy	145,000	259,891	5,000	409,891
William Ready(4)	—	—	—	—
Linda J. Rendle	145,000	259,891	20,000	424,891
Maynard G. Webb, Jr.	175,000	259,891	20,000	454,891
(1)The table below sets forth additional information with respect to the amounts reported in the “Fees Earned or Paid in Cash” column.

2026 Proxy Statement	45

COMPENSATION OF NON-EMPLOYEE DIRECTORS

Name	Board Retainer ($)	Board Chair Retainer ($)	Audit and Risk Committee Chair/ Member Retainer ($)	Compensation Committee Chair/Member Retainer ($)	Finance Committee Chair/Member Retainer ($)	Nominating and Corporate Governance Committee Chair/Member Retainer ($)
Lloyd A. Carney	110,000	—	35,000	20,000	—	7,500
Kermit R. Crawford	110,000	—	35,000	—	—	7,500
Francisco Javier Fernández-Carbajal	110,000	—	—	15,000	20,000	—
Ramon Laguarta	110,000	—	—	—	20,000	15,000
Teri L. List	110,000	—	20,000	15,000	—	—
John F. Lundgren	110,000	225,000	—	15,000	—	27,500
Denise M. Morrison	110,000	—	10,000	27,500	—	20,000
Pamela Murphy	110,000	—	—	—	20,000	15,000
William Ready	—	—	—	—	—	—
Linda J. Rendle	110,000	—	10,000	—	10,000	15,000
Maynard G. Webb, Jr.	110,000	—	—	15,000	50,000	—
(2)Represents the aggregate grant date fair value of the awards granted to each director computed in accordance with stock-based accounting rules (Financial Standards Accounting Board (FASB) ASC Topic 718). Assumptions used in the calculation of these amounts are included in Note 17 – Share-based Compensation to our 2025 audited consolidated financial statements, which are included in our Annual Report on Form 10-K filed with the SEC on November 6, 2025. As of the end of 2025, none of our non-employee directors held any unvested equity awards or unexercised stock option awards.
(3)Amounts include the matching contributions Visa Foundation made on behalf of the following directors for 2025 pursuant to the Board Charitable Matching Gift Program: $30,000 for Ms. List; $15,000 for each of Mr. Carney, Ms. Rendle, and Mr. Webb; $10,000 for Mr. Crawford; and $5,000 for Ms. Morrison. For Ms. List, the amount exceeds $15,000 because a portion corresponds to match requests submitted in calendar year 2024. The amounts also include the $5,000 matching contributions Visa made on behalf of each of the following directors for 2025 pursuant to its PAC Charitable Matching Program: Mr. Carney, Mr. Crawford, Ms. List, Mr. Lundgren, Ms. Morrison, Ms. Murphy, Ms. Rendle, and Mr. Webb.
(4)Mr. Ready joined the Board on September 29, 2025, and did not receive any compensation for service on the Board in fiscal year 2025.
Fiscal Year 2026 Director Compensation
After consulting with its independent compensation consultant and reviewing peer group data, and pursuant to the annual compensation review process described above, in July 2025 the Compensation Committee recommended, and the Board approved, an increase in the grant date value of the annual equity grant for non-employee directors from $260,000 to $280,000 for grants made on or after the date of the 2026 Annual Meeting of Shareholders. This increase to the equity grant date value increased the relative proportion of equity-based compensation to cash in the director compensation program and allows us to remain competitive with peer group practices.

46

Executive Officers
Biographical data for each of our current executive officers is set forth below, excluding the biography of Mr. McInerney, which is included under Director Nominee Biographies above.

Paul D. Fabara Chief Risk and Client Services Officer Age: 60
•Joined Visa in September 2019
•Leads the global risk and client operations functions. Responsible for maintaining the integrity and security of the Visa payment system, while also serving as the principal liaison with regulatory agencies
•Supports Visa’s efforts to continue to deliver industry-leading services to prevent, detect, and mitigate the impact of fraud and security attacks on Visa’s clients and other payment system stakeholders
•Held many senior positions at American Express Company, a multinational financial services corporation, from 2011 to 2019, most recently as President, Global Services Group from February 2018 to September 2019, where he was responsible for the company’s global servicing functions, including customer service, credit, and fraud operations, as well as enterprise-wide strategic initiatives; and Chief Risk Officer and President, Global Risk, Banking & Compliance, where he promoted strong capabilities and disciplined, integrated risk controls, from February 2016 to February 2018
•Held senior positions at Barclays, a multinational investment bank and financial services company, including Managing Director, Global Head of Operations, Regulatory Implementation and Planning from February 2009 to January 2011, and Global Chief Operating Officer, Barclaycard from August 2006 to February 2009
•Former Chief Operating Officer, Card Services at Alliance Data Systems, provider of loyalty and marketing services, from June 2002 to August 2006
•Started his career at Providian Financial Corporation, where he served in many capacities, including risk management, underwriting, marketing, sales and service and credit administration

Julie B. Rottenberg General Counsel Age: 57
•Joined Visa in February 2008
•Responsible for the Company’s global legal, ethics, and compliance functions, including leading the company’s litigation, regulatory, commercial agreements, and M&A matters
•Former senior member of litigation team and Deputy General Counsel and Chief Counsel for North America for the Company
•Former partner at Arnold & Porter, LLP
•Served as a law clerk to the Honorable Robert Beezer, U.S. Court of Appeals, Ninth Circuit, and the Honorable Samuel Wilson, U.S. District Court, Western District of Virginia
•Received a B.A., cum laude, in Political Science from San Diego State University and J.D. with highest honors from The George Washington University Law School

2026 Proxy Statement	47

EXECUTIVE OFFICERS

Chris Suh Chief Financial Officer Age: 55
•Joined Visa in July 2023
•Responsible for the Company’s financial strategies, planning, and reporting, in addition to all finance operations and investor relations
•Served as Executive Vice President and Chief Financial Officer of Electronic Arts, Inc., a video game company, from March 2022 to June 2023
•Held various senior roles in finance at Microsoft Corporation, a technology company, from July 1996 to February 2022, including as Corporate Vice President and Chief Financial Officer of the company’s Cloud + AI group from January 2018 to February 2022
•Received a B.A. in Accounting and Finance from the University of Washington and an M.B.A. from the University of Washington Michael G. Foster School of Business

Rajat Taneja President, Technology Age: 61
•Joined Visa in November 2013
•Responsible for the Company’s technology innovation and investment strategy, product engineering, global IT, and operations infrastructure, and for accelerating the integration of engineering and product teams
•Served as Executive Vice President and Chief Technology Officer of Electronic Arts Inc., a video game company, from October 2011 to November 2013, where he was responsible for platform engineering, data center operations, and IT supporting the company’s global customer base
•Worked at Microsoft Corporation, including most recently as the Corporate Vice President, Commerce Division, in 2011 and the General Manager and Corporate Vice President, Online Services Division, from 2007 to 2011
•Member of the Board of Directors of MSCI Inc.
•Received a B.E. in Electrical Engineering from Jadavpur University and an M.B.A. from Washington State University

Kelly Mahon Tullier Vice Chair, Chief People and Corporate Affairs Officer, and Corporate Secretary Age: 59
•Joined Visa in June 2014
•Serves as corporate secretary and leads the Company’s people, communications, government affairs, inclusive impact and sustainability, transformation, and corporate services functions, including real estate, aviation, security, and global events
•Served as the Company’s Chief Legal and Administrative Officer from January 2021 to September 2021, and General Counsel from October 2014 to January 2021
•Former Senior Vice President and Deputy General Counsel for PepsiCo, Inc., a multinational food, snack, and beverage corporation, from August 2011 to June 2014, and managed the global legal teams supporting the business around the world, as well as centralized teams responsible for mergers and acquisitions, intellectual property, regulatory, litigation, and procurement legal matters; also served as Senior Vice President and General Counsel for PepsiCo’s Asia Pacific, Middle East and Africa division, based in Dubai
•Former Vice President and General Counsel for Frito-Lay, Inc., with responsibility for a wide range of legal, policy, and compliance issues
•Former associate at Baker Botts LLP and also served as a law clerk for the Honorable Sidney A. Fitzwater, U.S. District Court, Northern District of Texas
•Received her B.A. from Louisiana State University and her J.D., magna cum laude, from Cornell Law School

48

Executive Compensation

Approval, on an Advisory Basis, of the Compensation Paid to Our Named Executive Officers

The board unanimously recommends a vote FOR the approval, on an advisory basis, of the compensation of our named executive officers as disclosed in this proxy statement.
We are asking our shareholders to approve, on an advisory basis, the compensation of our NEOs as described in this proxy statement, including the section entitled Compensation Discussion and Analysis, the compensation tables, and the related narrative discussion. This proposal, commonly known as a “Say-on-Pay” proposal, gives our shareholders the opportunity to express their views on our NEOs’ compensation.
As described in detail under Compensation Discussion and Analysis, our executive compensation programs are designed to attract, motivate, and retain our NEOs, who are critical to our success. Under these programs, our NEOs are rewarded for the achievement of specific annual, long-term, and strategic performance goals and the realization of increased value to stakeholders. Please read the Compensation Discussion and Analysis section of this proxy statement for additional details about our executive compensation program, including information about the 2025 compensation of our NEOs.
The Say-on-Pay vote is advisory and therefore not binding on the Company, the Compensation Committee, or our Board. However, our Board and the Compensation Committee value the views of our shareholders and will carefully review and consider the voting results for this proposal when evaluating our executive compensation programs. We currently conduct annual advisory votes to approve the compensation program for our NEOs, and we expect to conduct the next advisory Say-on-Pay vote at our 2027 Annual Meeting of Shareholders.

2026 Proxy Statement	49

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
This Compensation Discussion and Analysis describes our executive compensation philosophy and program and compensation decisions made under the program for our NEOs for 2025. Our NEOs are listed below.

Ryan McInerney Chief Executive Officer	Rajat Taneja President, Technology

Chris Suh Chief Financial Officer	Kelly Mahon Tullier Vice Chair, Chief People and Corporate Affairs Officer

Paul Fabara Chief Risk and Client Services Officer

Executive Summary
Key Elements of Our Fiscal Year 2025 Compensation Program

50

EXECUTIVE COMPENSATION

Compensation Component	Type of Pay	Key Characteristics	Purpose and Strategic Alignment

Annual Cash Compensation

Base Salary	Fixed	Reviewed annually based on individual performance, market pay levels, and internal pay equity.	Attracts, retains, and rewards NEOs by providing a fixed source of income to reflect experience, skills, and competencies.

Annual Incentive Awards

Cash Incentive Awards	Variable and At-Risk
Variable cash compensation component based on performance against pre-established corporate performance goals in four categories that are aligned with our corporate strategy: Financial, Business Drivers, Foundational, and Company Objectives.
Final payout is based on the Compensation Committee’s analysis of the Company’s performance against the pre-established scorecard goals and individual performance.

Focuses NEOs on our annual results and aligns NEOs’ interests with stakeholders’ interests by rewarding performance based on the achievement of pre-established, strategic annual goals designed to position the Company competitively.

Long-term Incentive Awards

Equity Granted in the form of Stock Options, Restricted Stock Units, and Performance Shares	Variable and At-Risk	Stock option and restricted stock unit awards vest annually over a three-year period. Performance shares vest after a three-year performance period, based on EPS and relative TSR results.
Aligns NEOs’ interests with shareholders’ interests by linking a substantial portion of each NEO’s compensation to stock performance and the achievement of long-term corporate performance and operational efficiency.
Recognizes company and individual performance in grant date value determinations. Retains NEOs through multi-year vesting of equity awards and three-year performance periods, as applicable.
Provides opportunities for stock ownership, which attracts and motivates our NEOs and promotes retention.

2026 Proxy Statement	51

EXECUTIVE COMPENSATION
Performance-Based Compensation for Fiscal Year 2025
A significant portion of our 2025 NEO compensation program is variable and at-risk and ties compensation to pre-established performance conditions, as described below.
Variable over Fixed Pay
•For 2025, 95% of the target total direct compensation of the annual compensation components for our Chief Executive Officer was variable and at-risk, and an average of 91% was variable and at-risk for our other NEOs.
•Each NEO’s performance-based compensation includes an annual cash incentive award and long-term performance shares. For the annual cash incentive, the target award value is established at the beginning of the fiscal year and the actual award amount is determined based on performance measured against pre-established goals at fiscal year end. Performance shares provide the opportunity for shares to be earned after a three-year performance period based on the achievement of pre-established financial and TSR goals. The payouts for the annual cash incentive and performance shares are capped at 200% of target.
Focus on Pre-Established Performance Metrics
•For 2025, the annual incentive plan included financial performance goals related to Net Revenue Growth, Net Income Growth, and EPS Growth, as described under Compensation Discussion and Analysis – Fiscal Year 2025 Compensation – Select Corporate Performance Goals and Results for Fiscal Year 2025. In this proxy statement, we refer to these metrics as Net Revenue Growth – VIP adjusted, Net Income Growth – VIP adjusted, and EPS Growth – VIP adjusted. Actual performance for the financial metrics in the annual incentive plan exceeded the performance goals established for the fiscal year.
•Similar to our approach in prior years, the 2025 annual incentive plan scorecard also included goals in the following three categories: Business Drivers, Foundational, and Company Objectives. These performance goals were designed to align with our strategic objectives, as described under Compensation Discussion and Analysis – Fiscal Year 2025 Compensation – Select Corporate Performance Goals and Results for Fiscal Year 2025. After the end of the fiscal year, the Compensation Committee carefully considered the Company’s performance against each of the pre-established goals and evaluated the degree to which each goal was exceeded, met, or not achieved, as described under Compensation Discussion and Analysis – Fiscal Year 2025 Compensation – Select Corporate Performance Goals and Results for Fiscal Year 2025. Based on this analysis, as well as its review of each NEO’s individual performance, the Compensation Committee determined that the payout for the annual incentive plan would be 140% of each NEO’s target payout.
•The performance shares granted to our NEOs are earned based on our average EPS result over the three separate years applicable to the particular performance share award and our cumulative relative TSR for the three-year period compared to the other companies in the S&P 500. In this proxy statement, we refer to the EPS metric as EPS – PS adjusted. Our 2025 EPS – PS adjusted was between the target and maximum established for 2025, resulting in a performance factor of 126.0% for the relevant portion of each performance share award granted in 2023, 2024, and 2025.
•The performance shares previously awarded in 2023 completed their three-year performance period at the end of 2025. Performance shares earned pursuant to these awards were based on EPS – PS adjusted for fiscal years 2023, 2024, and 2025 and our three-year relative TSR measured against the TSR of the other companies in the S&P 500. As described under Compensation Discussion and Analysis – Fiscal Year 2025 Compensation – Long Term Incentive Compensation – Determination of Shares Earned for Performance Shares Previously Awarded on November 19, 2022 and February 15, 2023, performance against the two metrics resulted in the achievement of 162.7% of the target number of performance shares subject to these awards. The awards granted on November 19, 2022 vested on November 30, 2025, and the awards granted on February 15, 2023 remain subject to time-based vesting conditions through February 15, 2026.

52

EXECUTIVE COMPENSATION
Highlights of our Executive Compensation Program

What We Do

  Pay for Performance:
A significant portion of each NEO’s target annual compensation is variable and at-risk based on achievement of pre-established performance goals.
  Annual Say-on-Pay Vote:
We conduct an annual Say-on-Pay advisory vote.
  Recoupment Policies:
In addition to the mandatory provisions applicable to incentive compensation pursuant to the Dodd-Frank Act, our Clawback Policy also authorizes the Board to recover additional types of compensation, including time-based restricted stock units and stock options, paid to all current and former Executive Committee members and Section 16 officers in the event of a material restatement of the Company’s ﬁnancial results due to fraud, intentional misconduct, or gross negligence of the individual. Our equity award agreements also provide for the forfeiture of equity-based awards in the event of speciﬁed detrimental activity in the absence of a restatement, where permitted by applicable law.
  Short-Term and Long-Term Incentives/Measures:
Our annual and long-term plans provide a balance of incentives and include complementary measures of performance.

  Capped Incentive Awards:
Payouts under our annual incentive plan and long-term performance shares are capped at 200% of target.
  Independent Compensation Consultant:
The Compensation Committee engages an independent compensation consultant, who provides no other services to the Company.
  Stock Ownership Guidelines:
To further align the interests of management with our stakeholders, we have robust stock ownership guidelines that require our executive officers to hold a significant multiple of their annual base salary in equity.
  Engagement with Shareholders:
Our Board and management team greatly value the opinions and feedback of our shareholders, which is why we have proactive, ongoing engagement with our shareholders throughout the year focused on executive compensation.

What We Don’t Do

  Tax Gross-ups:
We do not provide tax gross-ups for executive officers. Similarly, our Executive Severance Plan does not contain a gross-up for excise taxes that may be imposed as a result of severance or other payments deemed to be made in connection with a change of control.
  Repricing of Stock Options:
Our equity incentive plan prohibits the repricing of stock options and stock appreciation rights without prior shareholder approval.
  Fixed-Term Employment Agreements:
Employment of our executive officers is “at will” and may be terminated by either the Company or the executive officer at any time.

  Single-Trigger Severance Arrangements:
Our Executive Severance Plan and equity award agreements require a qualifying termination of employment in addition to a change of control before any change of control payments or beneﬁts are triggered.
  Hedging and Pledging:
Our insider trading policy prohibits all employees and directors from hedging their economic interest in the Visa shares they hold or pledging Visa shares as collateral for a loan.

2026 Proxy Statement	53

EXECUTIVE COMPENSATION
Say-on-Pay
At the 2025 Annual Meeting of Shareholders, approximately 92% of the votes cast on the Company’s annual Say-on-Pay proposal supported our 2024 NEO compensation program. In general, we believe these results represent investor support of our overall compensation philosophy and decisions. Accordingly, the Compensation Committee did not make any changes to the underlying structure of our executive compensation program for 2025 directly as a result of the Say-on-Pay vote. Nevertheless, the Compensation Committee regularly reviews the compensation program so that it remains competitive and aligned with our stakeholders’ interests and the principles of the program. As discussed under Corporate Governance – Shareholder Engagement and Board Communications, we have proactive, ongoing engagement with our shareholders throughout the year related to a number of topics, including executive compensation. In calendar year 2025 we reached out to our top 75 shareholders, representing approximately 61% of our outstanding Class A common stock. Common questions we received about our executive compensation program related to our annual incentive design and our approach to goal setting for long-term incentive awards. Our annual incentive design is described under Compensation Discussion and Analysis – Fiscal Year 2025 Compensation – Annual Incentive Plan.
Compensation Philosophy and Objectives
The compensation program for our NEOs helps us attract and retain key talent and promote performance that enhances shareholder value and drives long-term strategic outcomes.
There are three primary principles that guide our compensation program design and administration: (1) pay for performance; (2) promote alignment with stakeholders’ interests; and (3) attract, motivate, and retain key talent.
We tie a substantial portion of our NEOs’ target annual compensation to the achievement of pre-established financial and non-financial objectives that support our business strategy, with a mix that incorporates short- and long-term performance goals. Our long-term equity awards link a substantial portion of compensation to the achievement of EPS results that drive TSR.

54

EXECUTIVE COMPENSATION
Setting Executive Compensation
Compensation Committee and Management
Our Compensation Committee, which consists solely of independent directors, is responsible for establishing and reviewing the overall compensation philosophy and program for our NEOs.
As discussed in detail under Corporate Governance – Board Oversight - Board Oversight of Compensation Programs, when establishing the annual compensation program for our NEOs, the Compensation Committee considers the potential risks associated with the program and structures it to provide appropriate incentives without encouraging excessive risk taking.
Setting Performance Goals and Making Compensation Determinations

2026 Proxy Statement	55

EXECUTIVE COMPENSATION
Role of Independent Consultant
Our Compensation Committee has the sole authority to retain and replace compensation consultants to provide it with independent advice. The Compensation Committee has engaged Meridian as its independent consultant to advise it on executive and non-employee director compensation matters. This selection was made without the influence of management. Under the terms of its agreement with the Compensation Committee, Meridian does not provide any other services to the Company, unless directed to do so by the Compensation Committee and within the scope of the Compensation Committee’s charter. During 2025, Meridian provided no services to the Company other than to advise the Compensation Committee on executive and non-employee director compensation matters. In addition, at the start of 2025, the Compensation Committee conducted a formal evaluation of the independence of Meridian, and based on this review, did not identify any actual or potential conflict of interest raised by the work performed by Meridian. When conducting this evaluation, the Compensation Committee took into consideration the factors set forth in the Securities Exchange Act of 1934 (Exchange Act) Rule 10C-1 and the NYSE’s listing standards.
Compensation Peer Group
As part of its annual compensation review process, the Compensation Committee discussed with its independent consultant an analysis of our 2025 executive compensation program, including total compensation and the elements used to compensate our NEOs. It then compared their compensation to that of similarly situated NEOs of other companies in our compensation peer group. The review was based on public compensation data for our compensation peer group and data from third-party compensation surveys.
To best inform their pay decisions based on where the Company competes for talent, the Compensation Committee has established two categories for identifying peer companies:
•Direct business competitors.
•S&P 500 companies (a) classified as financial services, technology excluding hardware and manufacturing, and interactive media/entertainment; (b) with a 12-month average market capitalization value between approximately one-fourth and four times Visa’s average market capitalization; and (c) with annual revenues of less than $170 billion. Certain peer companies may fall outside of these guidelines if they are determined to be a relevant market competitor for NEO talent.
Using the categories described above as a guideline, the Compensation Committee identified the following 21 companies as peers for 2025. Capital One Financial Corporation replaced Discover Financial Services in the peer group upon the closing of the transaction between the two companies.

Related Industry Peers
Direct Peers	Financial Services	Technology & Interactive Media/Entertainment

•American Express Company •Capital One Financial Corporation •Mastercard Incorporated •PayPal Holdings, Inc.	•Bank of America Corporation •BlackRock, Inc. •Citigroup Inc. •JPMorgan Chase & Co. •Morgan Stanley •The Goldman Sachs Group, Inc. •Wells Fargo & Company	•Accenture plc •Adobe Inc. •Alphabet Inc. •Block, Inc. •IBM Corporation •Intuit Inc. •Meta Platforms, Inc. •Microsoft Corporation •Oracle Corporation •Salesforce, Inc.

In July 2025, using the same methodology described above except with a revenue cap of $188 billion, the Compensation Committee reviewed the peer companies and replaced Block, Inc. with Uber Technologies, Inc. for 2026 and for compensation decisions at the end of 2025.

56

EXECUTIVE COMPENSATION
Use of Market Data
To attract and retain key executives, we consider total direct compensation for our NEOs by reference to the range of compensation paid to similarly situated executives of our compensation peer group. This includes salary, annual incentive targets, and long-term incentive grant values. The actual level of our NEOs’ total direct compensation is determined based on both individual and corporate performance and can vary based on such factors as expertise, performance, or advancement potential.
Internal Equity and Tally Sheets
As part of its annual compensation review, the Compensation Committee compares our NEOs’ target annual compensation levels to promote internal equity among executives. The Compensation Committee also regularly reviews tally sheets for each NEO in order to consider a complete assessment of all compensation and benefits. The tally sheets include the aggregate amount of equity awards and other compensation values accumulated by each NEO and potential payments upon termination of employment both related and unrelated to a change of control.
Fiscal Year 2025 Compensation
Base Salary
When setting our NEOs’ base salaries, the Compensation Committee generally considers the range of compensation paid to similarly situated executive officers of our compensation peer group. The Compensation Committee may set salaries relative to this range based on considerations including the expertise, performance, or advancement potential of each NEO, including relative to other NEOs. The base salary levels of our NEOs typically are considered annually as part of our performance review process, and upon an NEO’s promotion or other change in job responsibilities.
During its annual review of the base salaries of our NEOs for 2025, the Compensation Committee considered market data for our compensation peer group; an internal review of each NEO’s compensation, both individually and relative to other NEOs; and the individual performance of each NEO.
Based on this review, and in consultation with its independent consultant, the Compensation Committee increased Mr. McInerney’s base salary from $1,450,000 to $1,500,000, effective October 1, 2024. Other NEOs’ base salaries remained the same, as they continued to be well-aligned with peers and reflective of individual performance and responsibilities.
Annual Incentive Plan

Annual Base Salary	Annual Incentive Target [% of Salary]	Payout Percentage [up to 200%]	Annual Incentive Award

Incentive Plan Target Award Percentage
During 2025, each of our NEOs was eligible to earn an annual cash incentive award under the Visa Inc. Incentive Plan (VIP). Each NEO’s target award was expressed as a percentage of his or her base salary, reflecting market practice, internal equity among executive officers, and the intended value and mix of target total direct compensation. After the end of the fiscal year, the Compensation Committee determined the amount of each NEO’s actual annual incentive award based upon its evaluation of achievement against pre-determined goals, with a maximum opportunity of 200% of the target percentage attributable to each NEO.

2026 Proxy Statement	57

EXECUTIVE COMPENSATION
Select Corporate Performance Goals and Results for Fiscal Year 2025
The Compensation Committee approved an annual incentive scorecard for 2025, consistent with the approach it has used since 2021. The scorecard balances annual incentive determinations across financial and non-financial strategic priorities, with rigorous, pre-established quantitative and qualitative corporate performance goals in four categories: Financial, Business Drivers, Foundational, and Company Objectives.
The Compensation Committee’s Process

Establish Scorecard Goals Aligned with Corporate Strategy	Evaluate Achievement of Scorecard Goals	Review Individual Performance	Determine Payout Percentage and Payment of Awards

Established the goals early in the fiscal year	Reviewed progress against each goal quarterly and evaluated achievement at year-end	Reviewed each NEO’s individual performance against his or her annual goals	Determined a payout percentage based on evaluation of results against the scorecard and individual performance

Establish Scorecard Goals Aligned with Corporate Strategy
The scorecard performance goals were established by reference to our corporate strategy, were intended to position the Company competitively and deliver superior performance, and were designed to create value for our shareholders while benefiting our employees, clients, and the communities in which we operate. The Compensation Committee expects our NEOs to focus on various performance goals that are vital to the Company’s long-term success. This approach is aligned with our corporate strategy and is intended to enhance shareholder value and reduce the likelihood of excessive risk taking with respect to a particular financial or other performance goal. Accordingly, the scorecard design takes a holistic approach to the goal-setting process and does not apply specific weighting to the corporate performance goals described below. The Compensation Committee carefully considered each goal and applicable results in its overall evaluation of corporate performance. The same scorecard is used for determining the annual bonus funding for our broad-based employee bonus plan.
Each of the performance goals for the annual incentive plan scorecard was established on November 5, 2024, except that certain preliminary goals were finalized on January 27, 2025. The performance goals were established based on the best available information at the time, designed to be challenging, and expected to incentivize the NEOs to advance Visa’s strategic and operational priorities during the fiscal year.

Evaluate Achievement of Scorecard Goals
Following the end of 2025, the Compensation Committee evaluated the Company’s performance relative to each goal in the annual incentive scorecard. The following tables provide detail on many of the goals and achievements that the Compensation Committee considered to be important drivers of the Company’s success when making its annual incentive determinations for the NEOs. These goals and results represent a range of factors that demonstrate the value delivered by our NEOs to our shareholders, employees, clients, and the communities in which we operate. To maximize transparency into the goal-setting process while balancing concerns that disclosure of some operational goals would provide our competitors with insight into specific business priorities and initiatives, not all metrics, goals, and results are described in detail.

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Financial, Business Driver, and Foundational Goals

Selected Metrics	Achievement

Net Revenue Growth	Net Revenue Growth – VIP adjusted of 11.2%, exceeding the annual goal of 9.8%

Net Income Growth	Net Income Growth – VIP adjusted of 11.5%, exceeding the annual goal of 8.2%

EPS Growth	EPS Growth – VIP adjusted of 15.1%, exceeding the annual goal of 12.2%

Net Promoter Score	Net Promoter Score of 76, meeting the annual goal of maintaining or improving year-over-year

Payments Transactions Growth	Payments Transactions Growth VIP adjusted of 9.3%, falling below the annual goal of 10.4%

Payments Volume Growth	Payments Volume Growth constant dollar VIP adjusted of 8.5%, exceeding the annual goal of 7.9%

Cross-Border Volume Growth	Cross-border Volume Growth excluding Intra-Europe constant dollar VIP adjusted of 12.8%, meeting the annual goal of 12.5%

Net New Acceptance Locations	Net New Acceptance Locations in majority of key markets, exceeding the annual goal

Card-Not-Present Token Penetration	Card-Not-Present Token Penetration of 54.1%, meeting the annual goal of 52.6%

Brand Preference	Brand Preference exceeded the annual goal of a majority of key markets at target

For purposes of the annual incentive plan, our Net Revenue Growth – VIP adjusted for 2025 was determined as year-over-year growth in GAAP net revenue, adjusted to exclude pre-established adjustments made in accordance with the terms of the annual incentive plan determined at the beginning of 2025. Our Net Income Growth – VIP adjusted and EPS Growth – VIP adjusted were determined by adjusting our GAAP net income to exclude certain items that we believe were not representative of our continuing performance, as they were non-recurring or had no cash impact, and could distort our longer-term operating trends, as well as other pre-established adjustments made in accordance with the terms of the annual incentive plan determined at the beginning of 2025. Further, for purposes of the annual incentive plan, Payments Transactions Growth VIP adjusted was determined by adjusting total Payments Transactions Growth to exclude pre-established adjustments made in accordance with the terms of the annual incentive plan determined at the beginning of 2025, and Payments Volume Growth constant dollar VIP adjusted and Cross-Border Volume Growth excluding Intra-Europe constant dollar VIP adjusted for 2025 were determined by using a fixed current year U.S. dollar/foreign currency exchange rate for each local currency with spot rates as of September 30, 2024.

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EXECUTIVE COMPENSATION

Company Objective Goals

Selected Metrics	Achievement

Growth Strategy
Met our fiscal year 2025 goals related to execution of our multi-year growth strategy to ensure Visa is the best way to pay and be paid. This included strengthening Visa’s position in card-based consumer payments and digital payments, driving deeper penetration of B2B transactions, broadening our client relationships through value-added services, and effectively addressing legal and policy matters.

Resource Prioritization
Exceeded our fiscal year 2025 goals related to increasing resources that support Visa’s multi-year growth strategy by improving prioritization and increasing productivity and operational efficiency, including the use of GenAI. This included increasing investments in our top priorities across the organization and implementing a systematic process to optimize investment management and expense allocation.

Product Development
Met our goals related to designing, building, and deploying products to deliver innovation for our clients and the ecosystem and accelerate revenue growth. This included increasing investment in our product roadmap related to our multi-year growth strategy, continuing to align our product and technology functions, launching innovative products that generate demand, and improving overall productivity in engineering and product resources.

Sales
Met our goals related to evolving Visa into a world-class B2B sales organization through leading go-to-market capabilities. This included enhancing the global sales operating model, upskilling sales teams to effectively sell Visa’s products and solutions, and utilizing our product marketing capabilities to drive growth.

Talent
Exceeded our goals to evolve our culture and ways of working to drive greater accountability, performance, and engagement. This included achieving adoption of our Leadership Principles; improving employee development and retention of top talent through growth opportunities; improving employee engagement survey scores across key metrics; and meeting employee recruitment and retention goals.

Operational Resilience & Control Environment
Exceeded goals related to operational infrastructure availability, reliability, cybersecurity, and critical risk management areas. This included protecting Visa’s code, infrastructure, and data from cyber breach; risk management, including continuing to protect Visa and the payments ecosystem with limited credit settlement losses, reducing fraud in the ecosystem, enabling an effective control environment, and continuing active engagement with regulators; and driving a strong ethical and security culture with 100% completion of compliance training by employees.

Corporate Responsibility & Sustainability
Met our goals to deliver positive corporate responsibility and sustainability outcomes, including goals related to rankings in industry ratings, implementing enhanced controls and governance for applicable data, executing on plans to support our long-term sustainability commitments, and embedding climate risk into our enterprise risk management program.

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Individual Performance for Fiscal Year 2025
In addition to its review of the Company’s overall results relative to each goal in the annual incentive scorecard and its determination of the appropriate payout percentage to reflect these results, the Compensation Committee also evaluated each NEO’s individual performance, based on each NEO’s self-assessment, Mr. McInerney’s input, and input from the other non-employee directors with respect to Mr. McInerney. Individual performance goals for the Chief Executive Officer were established with the oversight of the Compensation Committee, and the Compensation Committee reviewed individual performance goals for the other NEOs.

The following is a summary description of each NEO’s individual performance achievements for 2025.

Mr. Mclnerney Chief Executive Officer

•Delivered strong financial results
•Accelerated performance of key strategic growth areas: Valued-Added Services and Commercial & Money Movement Solutions
•Launched suite of innovative products and continued to invest in the Visa as a Service stack
•Delivered value for Visa’s clients, including deepening relationships and partnerships with existing clients while extending to new clients and segments
•Launched a new multi-year strategy
•Continued to drive strong engagement among employees

Mr. Suh Chief Financial Officer

•Exceeded goals on all financial metrics in the annual incentive scorecard
•Effectively engaged shareholders, including through Visa’s 2025 Investor Day
•Shifted company’s financial management focus and rhythms to multi-year cycles, balancing thoughtful expense management with long-term investments aligned to Visa’s multi-year strategy
•Drove more efficient and effective operations, including modernization of key systems and enhanced shared services model

Mr. Fabara Chief Risk and Client Services Officer

•Successfully managed Visa’s ecosystem risk, including accelerating Visa’s risk management capabilities
•Delivered strong risk, control, and compliance environment, including through regular engagement with regulators around the world
•Improved client delivery and service model, enabling Visa’s clients to achieve the full benefits of Visa’s products and solutions
•Strategically implemented GenAI to increase productivity and Visa’s ability to serve its clients

Mr. Taneja President, Technology

•Successfully maintained Visa’s effective and robust security posture and operational resilience
•Demonstrated operational excellence through availability, reliability, and resilience of core systems
•Delivered on critical product development commitments
•Drove further efforts to utilize GenAI to unlock internal productivity and drive better client experiences in Visa’s products and solutions

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EXECUTIVE COMPENSATION

Ms. Mahon Tullier Vice Chair, Chief People and Corporate Affairs Officer

•Drove excellence in the Corporate Secretary function, enhancing Board governance and engagement
•Successfully met talent goals including accelerating Visa’s talent strategy to attract, develop, and retain top talent, while maintaining a high bar for talent
•Effectively led engagements with governments and regulators around the world
•Enhanced Communications excellence both internally and externally

Determine Payout Percentage and Payment of Awards
Based on its analysis of Visa’s performance relative to each annual incentive scorecard goal and its evaluation of the individual achievements described above, the Compensation Committee determined that the payout percentage for the 2025 annual incentive plan would be 140% of target for each NEO. The Compensation Committee determined that this payout percentage appropriately reflected, in the aggregate, the Company’s and each NEO’s performance relative to the pre-established goals.
The 2025 annual cash incentive award payments are included in the “Non-Equity Incentive Plan Compensation” column of the Executive Compensation – Summary Compensation Table for Fiscal Year 2025 and are set forth in the following table.

	Salary for FY25 Payout Determination	x	Target Annual Incentive%(1)	x	Target Annual Incentive$(1)	x	Payout Percentage	=	Final Award
Ryan McInerney	$1,500,000		250%		$3,750,000		140%		$5,250,000
Chris Suh	$900,000		175%		$1,575,000		140%		$2,205,000
Paul Fabara	$800,000		160%		$1,280,000		140%		$1,792,000
Rajat Taneja	$1,200,000		200%		$2,400,000		140%		$3,360,000
Kelly Mahon Tullier	$900,000		175%		$1,575,000		140%		$2,205,000
(1)The “maximum” amounts are provided under the Executive Compensation – Grants of Plan-Based Awards in Fiscal Year 2025 table.
Long-Term Incentive Compensation
The shareholder-approved 2007 Equity Incentive Compensation Plan is intended to promote our long-term success by attracting, motivating, and retaining our officers and employees.
The Compensation Committee administers the equity incentive plan with respect to our NEOs and determines, in its informed judgment and in accordance with the terms of the equity incentive plan, the recipients who may be granted awards, the form and amount of awards, the terms and conditions of awards (including vesting and forfeiture conditions), the timing of awards, and the form and content of award agreements.
Long-Term Incentive Awards Granted in Fiscal Year 2025
In determining the types and amounts of annual equity awards to be granted to our NEOs in 2025, the Compensation Committee considered, in consultation with its independent consultant, factors including the practices of companies in our compensation peer group; the actual compensation levels of similarly situated executive officers of companies in our compensation peer group; company and individual performance; recommendations from the Chief Executive Officer for awards to the NEOs other than himself; and each NEO’s total compensation, including the value of outstanding awards held by each NEO. The Compensation Committee also considered the effectiveness of incentives provided by different award types, including increasing shareholder value, avoiding excessive risk taking, and encouraging employee retention.
The target value of annual equity awards granted to each NEO in 2025 consisted of 25% stock options, 25% restricted stock units, and 50% performance shares. Each award type is used to retain and incentivize key executive officers. Stock options generate value only if Visa’s stock price appreciates after the grant date, and performance shares are designed so that the number of shares that are earned varies based on corporate performance results.

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The following table displays the total combined target value of annual equity awards approved by the Compensation Committee for our NEOs in November 2024, and the award value broken down by component. The values in the table below differ from the values included for such awards in the Executive Compensation – Summary Compensation Table for Fiscal Year 2025 and the Executive Compensation – Grants of Plan-Based Awards in Fiscal Year 2025 table because the aggregate grant date fair values of the awards displayed in those tables are computed in accordance with stock-based accounting rules, such that performance shares will be displayed in tranches over multiple years when annual EPS goals are set and target grant values of options and restricted stock units vary slightly from the accounting values.

	Components of Annual Equity Awards Granted on November 19, 2024			Total Combined Target Grant Date Value of Annual Equity Awards ($)
	Target Grant Date Value of Stock Options ($)	Target Grant Date Value of Restricted Stock Units ($)	Target Grant Date Value of Performance Shares ($)
Ryan McInerney	5,687,500	5,687,500	11,375,000	22,750,000
Chris Suh	2,250,000	2,250,000	4,500,000	9,000,000
Paul Fabara	1,250,000	1,250,000	2,500,000	5,000,000
Rajat Taneja	3,375,000	3,375,000	6,750,000	13,500,000
Kelly Mahon Tullier	1,875,000	1,875,000	3,750,000	7,500,000
Stock Options and Restricted Stock Units
The dollar value of the annual equity awards in the table above were converted to a specific number of stock options or restricted stock units on the November 19, 2024 grant date, based on the fair market value of our Class A common stock on that date and the Black-Scholes value of stock options. The stock options and restricted stock units vest in three substantially equal annual installments beginning on the first anniversary of the date of grant, subject to continued employment through each such vesting date. Dividend equivalents on restricted stock units are paid in cash in an amount equal to dividends paid to holders of our Class A common stock.
Performance Shares
The value displayed for performance shares in the table above reflects the target value of the annual award. The target number of performance shares is determined at the beginning of a three-year performance period and the number of shares earned after the three-year period will range from zero to 200% of target depending on our corporate performance, as measured by:
•the average result of Visa’s EPS performance against EPS goals established for each of the three fiscal years; and
•an overall modifier based on Visa’s TSR ranked relative to S&P 500 companies, over the three-year performance period.
Vesting of the performance shares is generally subject to each NEO’s continued employment through the entire three-year performance period, except upon death, disability, retirement, involuntary terminations without cause, and certain qualifying (double-trigger) terminations in connection with a change of control, as described in the section titled Executive Compensation – Employment Arrangements and Potential Payments upon Termination or Change of Control.
EPS is an appropriate long-term metric to measure year-over-year profitability, efficiency, and compensation risk management, driving shareholder value creation over time. We set EPS goals annually and average the results over three fiscal years to enable us to establish goals that are meaningful and so that the EPS results relative to the goals are not disproportionately impacted by unforeseeable market factors outside the NEOs’ control over a multi-year period. This approach provides a performance and retention incentive over the long term with full vesting at the end of three years, while also including a modifier based on three-year relative TSR performance.

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EXECUTIVE COMPENSATION
FY2025-FY2027 Performance Share Design

FY2025	FY2026	FY2027
2025 EPS			Number of shares determined based on average of EPS results and modified based on TSR performance; awards vest November 30, 2027

2026 EPS

2027 EPS

TSR Result (3 year period)

Impact of Stock Repurchases on EPS
The amount of stock repurchases is budgeted at the beginning of the year. If Visa repurchased stock significantly above or below this level, the EPS result would be adjusted accordingly.
Relative TSR Modifier
The relative TSR modifier will reduce by up to 25% the number of shares that are earned for periods when our TSR performance is below the median of the companies comprising the S&P 500 and will increase by up to 25% the number of shares that are earned for periods when our TSR performance exceeds the median of the companies comprising the S&P 500. The total number of shares that may be earned at the end of the three-year period is capped at 200% of the target number of shares.
EPS Goals
One-third of the target performance shares awarded on November 19, 2024, was tied to the 2025 EPS goal that the Compensation Committee established within the first 90 days of 2025. The remaining two-thirds of the target shares awarded is tied to the EPS goals for each of 2026 and 2027, which will be set by the Compensation Committee within the first 90 days of the respective fiscal year. The actual EPS result will be used to determine the percentage of target shares credited from each of the three award tranches. If the minimum EPS goal is reached in a particular year, 50% of the target shares will be credited for that segment; if the target EPS goal is reached, 100% of the target shares will be credited; and if the maximum EPS goal is reached, 200% of the target shares will be credited. Results are interpolated for EPS performance between threshold and target, and between target and maximum.
At the end of 2025, the Compensation Committee reviewed our EPS – PS adjusted of $11.37, which was determined by making certain adjustments from GAAP Net Income to exclude certain items that we believe were not representative of our continuing performance, as they were non-recurring or had no cash impact, and could distort our longer-term operating trends, as well as other pre-established adjustments made in accordance with the terms of the awards determined at the beginning of 2025. The Compensation Committee determined that the final EPS – PS adjusted result of $11.37 was between the target and maximum goals for 2025.
At the completion of the entire three-year performance period in November 2027, the sum of the shares credited from the above EPS calculations for the three fiscal years will be modified based on Visa’s TSR Rank for the full three-year performance period. This TSR Rank modification may increase or decrease the final number of shares earned by a maximum of 25%, as illustrated in the chart below; however, the final number of shares earned at the end of the three-year period, after the modification is applied, is capped at 200% of the target number of shares.

	Threshold Performance	Target Performance	Maximum Performance
Modifying Metric	75%	100%	125%
Three-Year Visa TSR Rank vs. S&P 500(1)	25th Percentile or Below	50th Percentile	75th Percentile or Above
(1)Results between the 25th percentile and the 50th percentile and between the 50th percentile and the 75th percentile are interpolated between 75% and 100% or 100% and 125%, respectively.

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The EPS goal for 2025 and actual EPS results discussed above also apply to the third tranche of the performance share awards previously granted to our NEOs on November 19, 2022 and to certain NEOs on February 15, 2023, as well as the second tranche of the performance share award previously granted to our NEOs on November 19, 2023, as illustrated below.

		FY23			FY24			FY25			FY26			FY27

Performance Shares Granted 11/19/22 and 2/15/23	Min	Target	Max	Min	Target	Max	Min	Target	Max
EPS: Goals by Year	$7.42	$8.34	$8.92	$8.70	$9.78	$10.46	$9.98	$11.17	$11.95
EPS-PS Adjusted	$8.66			$9.98			$11.37
Result as a % of Target	154.8%			129.3%			126.0%
TSR Result

Performance Shares Granted 11/19/23				Min	Target	Max	Min	Target	Max	Min	Target	Max
EPS: Goals by Year				$8.70	$9.78	$10.46	$9.98	$11.17	$11.95	—	—	—
EPS-PS Adjusted				$9.98			$11.37
Result as a % of Target				129.3%			126.0%
TSR Result

Performance Shares Granted 11/19/24							Min	Target	Max	Min	Target	Max	Min	Target	Max
EPS: Goals by Year							$9.98	$11.17	$11.95	—	—	—	—	—	—
EPS-PS Adjusted Result							$11.37
Result as a % of Target							126.0%
TSR Result

Consistent with FASB ASC Topic 718, the value of the performance share awards for 2025 included in the “Stock Awards” column of the Executive Compensation – Summary Compensation Table for Fiscal Year 2025 later in this proxy statement represents the third tranche of the awards made on November 19, 2022 and February 15, 2023, the second tranche of the award made on November 19, 2023, and the first tranche of the award made on November 19, 2024.

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EXECUTIVE COMPENSATION
Determination of Shares Earned for Performance Shares Previously Awarded on November 19, 2022 and February 15, 2023
The performance shares previously awarded to NEOs on November 19, 2022 and February 15, 2023 completed their three-year performance period at the end of 2025. As a result, the Compensation Committee determined and certified the Company’s actual results over the three-year period in November 2025, which determined the final number of shares earned pursuant to those awards. As illustrated below, based on the annual EPS results for fiscal years 2023, 2024, and 2025, and our TSR Rank over the three-year period, the performance shares earned equated to 162.7% of the target number of shares established on November 19, 2022 and February 15, 2023. The awards granted on February 15, 2023 remain subject to time-based vesting conditions through February 15, 2026.

Primary Metric	Threshold ($)	Target ($)	Maximum ($)	Result ($)	EPS Result as % of Target(1)
Fiscal Year 2023 EPS-PS adjusted	7.42	8.34	8.92	8.66	154.8% of Target
Fiscal Year 2024 EPS-PS adjusted	8.70	9.78	10.46	9.98	129.3% of Target
Fiscal Year 2025 EPS-PS adjusted	9.98	11.17	11.95	11.37	126.0% of Target
Average Result					136.7% of Target
(1)Percentage is based on unrounded values.

Modifying Metric	Threshold (75% modifier)	Target (100% modifier)	Maximum (125% modifier)	Result	Modifier%
Three-Year TSR Rank v. S&P 500	25th percentile	50th percentile	75th percentile	69th percentile	119%

Primary Metric Result	Times	Modifying Metric	Equals	Final Payout Result as a % of Target (capped at 200%)
136.7%	x	119%	=	162.7%
Based on this Final Payout Result of 162.7%, on November 30, 2025, the NEOs who had been granted 2023 performance shares on November 19, 2022 and one-time performance shares on February 15, 2023 earned shares equal to 162.7% of the target number of shares granted to each of them on the respective date, except that the performance shares granted on February 15, 2023 remain subject to time-based vesting conditions. As a result, for the 2023 performance shares granted to certain NEOs on November 19, 2022, Mr. McInerney earned 52,098 shares versus his target of 32,021 shares, Mr. Fabara earned 15,437 shares versus his target of 9,488 shares, Mr. Taneja earned 48,239 shares versus his target of 29,649 shares, and Ms. Mahon Tullier earned 27,786 shares versus her target of 17,078 shares. Further, for performance shares granted to certain NEOs on February 15, 2023, Mr. McInerney will earn 10,662 shares versus his target of 6,553 shares, Mr. Fabara will earn 21,322 shares versus his target of 13,105 shares, Mr. Taneja will earn 35,537 shares versus his target of 21,842 shares, and Ms. Mahon Tullier will earn 35,537 shares versus her target of 21,842 shares, subject in each case to time-based vesting conditions through February 15, 2026.

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Additional Benefits
Retirement and Other Benefits
We structure our total rewards and benefits package to attract and retain a talented and engaged workforce. We strive to provide core benefits, including medical, retirement, life insurance, paid time off, and leaves of absence, to all employees and to provide supplemental benefits to accommodate regulatory, cultural, and practical differences in the various geographies in which we have operations.
We sponsor a frozen tax-qualified defined benefit pension plan, which was terminated effective September 30, 2025, as described below under the heading Visa Retirement Plan and Visa Excess Retirement Benefit Plan. We also sponsor a tax-qualified defined contribution 401(k) plan, which we refer to as the 401k plan, to provide market-driven retirement benefits to all eligible employees in the United States.
We maintained a non-qualified excess retirement benefit plan and a non-qualified excess 401k plan to make up for the limitations imposed on our tax-qualified plans by the Internal Revenue Code. New contributions to these non-qualified plans ceased to be effective February 1, 2014. We also sponsor an unfunded, non-qualified deferred compensation plan, which we refer to as the deferred compensation plan, which allows executive officers and certain other highly compensated employees to defer a portion of their cash incentive awards to help them with tax planning and to provide competitive benefits. For more information about these plans, see the Executive Compensation – Pension Benefits for Fiscal Year 2025 and Executive Compensation – Non-qualified Deferred Compensation for Fiscal Year 2025 sections of this proxy statement.
Perquisites and Other Personal Benefits
We maintain company cars and drivers for security purposes and efficiency, which are used by Mr. McInerney for both business and personal use, as well as some business and limited personal use by other executive officers. Mr. McInerney uses company cars and drivers for business and personal use in response to findings from an independent security study that such use is recommended due to bona fide security concerns. In addition, we provide online profile monitoring services for security purposes for certain executives.
In addition, we have a policy that allows for companion travel on business-related flights on company-provided private aircraft (whether corporate aircraft owned by Visa or chartered aircraft provided by Visa) by the Chief Executive Officer and other key employees, as approved by the Chief Executive Officer. Personal guests may occasionally accompany other NEOs on business-related travel on commercial aircraft, such as travel to Visa-sponsored events.
It is our policy that NEOs are responsible for all income taxes related to their personal usage of the Company car or company-provided aircraft, as well as any travel by their companions.
Additionally, no NEO may use company-provided aircraft for exclusive personal use (not related to business) except under the terms and conditions outlined in the Company’s aircraft time-sharing agreement with the Chief Executive Officer, or under extraordinary circumstances as determined at the discretion of the Chief Executive Officer.
The Compensation Committee requires that Mr. McInerney use company-provided aircraft for all business and personal travel, based on an independent security study’s finding of a bona fide security concern, which recommended that Mr. McInerney use company-provided aircraft for all travel. Mr. McInerney is also required under the terms of his aircraft time-sharing agreement, as amended in May 2025, to reimburse Visa for personal use of company-provided aircraft for amounts in excess of $400,000 per fiscal year (increased from $250,000 per fiscal year). This threshold was effective for 2025 and may be increased by the Compensation Committee for future years in accordance with the aircraft time-sharing agreement, as amended. Any personal use of the company-provided aircraft in excess of this limit by Mr. McInerney pursuant to the aircraft time-sharing agreement requires him to reimburse Visa an amount (as determined by the Company) equal to the lesser of: (i) the amount that would, absent reimbursement, be reportable with respect to the Chief Executive Officer in the Summary Compensation Table (which we refer to as the SEC Cost), or (ii) the expenses of operating such flight that may be charged pursuant to Federal Aviation Regulation Section 91.501(d) as in effect from time to time (which we refer to as the FAR Expenses). The Compensation Committee reviews the cost of personal use of corporate aircraft by our NEOs, as well as disallowed Company tax deductions associated with such use. We are mindful of carefully tracking any personal use of corporate aircraft and considering opportunities to reduce aircraft-related costs without compromising safety, security, or business needs.

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EXECUTIVE COMPENSATION
Finally, from time to time our NEOs may use the Company’s tickets for sporting, cultural, or other events for personal use rather than business purposes. If an incremental cost is incurred for the personal use, any disclosable amount is included as “All Other Compensation” in the Summary Compensation Table.
Severance
In order to attract and retain high-performing NEOs, we believe it is appropriate to provide severance to an executive officer in certain circumstances. Our severance arrangements are reasonable, responsible in value, tailored to the circumstances of the termination of employment, and in line with market practice. We do not gross up for excise taxes that may be imposed as a result of severance payments and, for payments payable upon or following a change of control, we require a qualifying termination of employment in addition to the change of control. We also maintain a policy that prohibits new severance arrangements with executive officers that provide cash severance benefits in excess of 2.99 times the sum of the executive officer’s base salary plus target bonus without obtaining shareholder ratification. For more information, see the Executive Compensation – Employment Arrangements and Potential Payments upon Termination or Change of Control – Executive Severance Plan section of this proxy statement.
Fiscal Year 2026 Compensation
On November 4, 2025, the Compensation Committee approved the annual equity awards for our NEOs to be granted on November 19, 2025. The equity awards used a combination of 25% of the total value of equity awards in stock options, 25% in restricted stock units, and 50% in performance shares at the target value, reflecting the same mix as used in prior years. The actual number of performance shares earned will be based on the annual EPS goal established for each of the three fiscal years in the performance period and an overall modifier based on our TSR Rank over the three-year performance period.
Vesting of the equity awards is generally subject to each NEO’s continued employment through the entire period, except upon certain terminations of employment due to death, disability, retirement, and certain qualifying (double-trigger) terminations in connection with a change of control. A portion of the equity awards is subject to pro-rata payment in the event of a termination by Visa without cause.
Consistent with prior fiscal years, the total combined value of each equity award was approved by the Compensation Committee after considering, in consultation with its independent consultant, the practices of companies in our compensation peer group, the actual compensation levels of similarly situated executive officers of companies in our compensation peer group, corporate and individual performance during 2025, recommendations from our Chief Executive Officer (for awards to the NEOs other than himself), and each NEO’s total compensation, including the value of outstanding awards held by the NEOs. The values in the table below will differ from the values in the Executive Compensation – Summary Compensation Table for Fiscal Year 2026 and the Executive Compensation – Grants of Plan-Based Awards in Fiscal Year 2026 table because the aggregate grant date fair values of the awards that will be displayed in those tables will be computed in accordance with stock-based accounting rules, such that performance shares will be displayed in tranches over multiple years when annual EPS goals are set and target grant values of options and restricted stock units vary slightly from the accounting values.

	Components of Annual Equity Awards Granted on November 19, 2025			Total Combined Target Grant Date Value of Equity Awards ($)
	Target Grant Date Value of Stock Options ($)	Target Grant Date Value of Restricted Stock Units ($)	Target Grant Date Value of Performance Shares ($)
Ryan McInerney	7,375,000	7,375,000	14,750,000	29,500,000
Chris Suh	2,750,000	2,750,000	5,500,000	11,000,000
Paul Fabara	1,875,000	1,875,000	3,750,000	7,500,000
Rajat Taneja	3,750,000	3,750,000	7,500,000	15,000,000
Kelly Mahon Tullier	2,125,000	2,125,000	4,250,000	8,500,000

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Other Compensation Practices and Policies
Stock Grant Practices
The Compensation Committee maintains a Policy on Granting Equity Awards (Equity Grant Policy), which contains procedures to prevent stock option backdating and other grant timing issues. Under the Equity Grant Policy, the Compensation Committee approves annual grants to executive officers and other members of the Executive Committee at a meeting to occur during the quarter following each fiscal year end. The Board has delegated the authority to Mr. McInerney as the sole member of the Stock Committee to make annual awards to employees who are not members of the Executive Committee and who are not subject to Section 16(a) of the Exchange Act (Section 16 officers). The grant date for annual awards to all employees has been established as November 19 of each year.
In addition to the annual grants, stock awards may be granted at other times during the year to new hires, employees receiving promotions, and in other special circumstances. The Equity Grant Policy provides that only the Compensation Committee may make such “off-cycle” grants to NEOs, other members of Visa’s Executive Committee, and Section 16 officers. The Compensation Committee has delegated the authority to the Stock Committee to make off-cycle grants to other employees, subject to guidelines established by the Compensation Committee. Any off-cycle awards approved by the Stock Committee or the Compensation Committee are granted on the 15th day of the calendar month or on such other date determined by the Stock Committee, Compensation Committee, or the Board.
We do not grant equity awards in anticipation of the release of material, nonpublic information or time the release of material, nonpublic information based on equity award grant dates, vesting events, or sale events. For all stock option awards, the exercise price is the closing price of our Class A common stock on the NYSE on the date of the grant. If the grant date falls on a non-trading day, the exercise price is the closing price of our Class A common stock on the NYSE on the last trading day preceding the date of grant.
No off-cycle stock options were granted to NEOs in 2025. During 2025, we did not grant equity awards to our NEOs during the four business days prior to or the one business day following the filing of our periodic reports or the filing or furnishing of a Form 8-K that discloses material nonpublic information. We have not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation for NEO grants in 2025.
Stock Ownership Guidelines
The Compensation Committee maintains stock ownership guidelines for our NEOs as follows:

Officer	Stock Ownership Guidelines
Ryan McInerney	6 x base salary
Chris Suh	4 x base salary
Paul Fabara	3 x base salary
Rajat Taneja	4 x base salary
Kelly Mahon Tullier	4 x base salary
Equity interests that count toward the satisfaction of the ownership guidelines include shares owned outright by the individual, shares jointly owned, restricted stock, restricted stock units, and any deferred restricted stock units. Unexercised stock options and unearned performance shares do not count toward the guidelines. Newly hired or promoted executives have five years from the date of the commencement of their appointment to attain these ownership levels. Each NEO met or exceeded the applicable guideline set forth in the table above as of the last day of 2025. If an executive officer does not meet the applicable guideline by the end of the five-year period, the executive officer is required to hold a minimum of 50% of the net shares resulting from any future vesting of restricted stock, restricted stock units, performance shares, or exercise of stock options until the guideline is met. These guidelines reinforce the importance of aligning the interests of our executive officers with the interests of our stakeholders and encourage our executive officers to consider the long-term perspective when managing the Company.

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Hedging and Pledging Prohibition
As part of our insider trading policy, all employees, including our NEOs, and non-employee directors are prohibited from engaging in short sales of our securities, establishing margin accounts related to our securities, pledging our securities as collateral for a loan, buying or selling puts or calls on our securities, or otherwise engaging in hedging transactions (such as zero-cost collars, exchange funds, and forward sale contracts) involving our securities.
Recoupment Policies
The Board adopted our Clawback Policy, as amended and restated November 1, 2023, to comply with the requirements of the Dodd-Frank Act and the related rules and regulations promulgated by the SEC and NYSE.
In addition to the terms required under the Dodd-Frank Act for mandatory recovery of certain incentive compensation paid to executive officers in the event of a material financial restatement, the Clawback Policy retains Board discretion to recover certain other compensation (including time-based restricted stock units and stock options) paid to current and former Executive Committee members (including non-executive officers) and Section 16 officers in the event of a material restatement of the Company’s financial results due to fraud, intentional misconduct, or gross negligence (fault-based restatement). The Clawback Policy permits the Board to determine if it will seek to recover applicable compensation in the event of a fault-based restatement, taking into account a number of considerations as it deems appropriate.
We believe our Clawback Policy, which exceeds the requirements of the Dodd-Frank Act, further reduces the potential risk that an executive officer or Executive Committee member would intentionally misstate results to benefit under an incentive program. In addition, appropriate language regarding the policy has been included in applicable documents and award agreements, and our executive officers are required to acknowledge in writing that compensation we have awarded to them may be subject to reimbursement, clawback, or forfeiture pursuant to the terms of the policy and applicable law. Further, the equity forfeiture provisions in applicable award agreements would also apply, where permitted under applicable law, in the event of specified detrimental activity in the absence of a restatement.
Tax Implications – Deductibility of Executive Compensation
Section 162(m) of the Internal Revenue Code of 1986, as amended, limits our ability to deduct for tax purposes compensation in excess of $1 million paid to certain executive officers. We expect that compensation paid to our NEOs in excess of $1 million, including compensation paid to any executive who has been an NEO since 2017, generally will not be deductible. When designing our compensation structure, the Compensation Committee believes that it needs to consider all relevant factors that attract, retain, and reward executives responsible for our success.
For information about the Compensation Committee’s review of compensation-related risk, see the Corporate Governance — Board Oversight — Board Oversight of Compensation Programs section of this proxy statement.

Compensation Committee Report
The Compensation Committee has:
•reviewed and discussed the section entitled Compensation Discussion and Analysis with management; and
•based on this review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis section be included in this proxy statement.
COMPENSATION COMMITTEE
Lloyd A. Carney (Chair)
Francisco Javier Fernández-Carbajal
Teri L. List
John F. Lundgren
Denise M. Morrison
Maynard G. Webb, Jr.

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Executive Compensation Tables
Summary Compensation Table for Fiscal Year 2025
The following table and related footnotes describe the total compensation earned for services rendered during fiscal years 2025, 2024, and 2023 by our NEOs. The primary elements of each NEO’s total compensation as reported in the table are base salary, annual incentive compensation, and long-term incentive compensation in the form of stock options, restricted stock units, and performance shares. Certain other benefits are listed in the “All Other Compensation” column and additional detail about these benefits is provided in the Executive Compensation – All Other Compensation in Fiscal Year 2025 table.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2) (3)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)(5)	Change in Pension Value and Non-qualified Deferred Compensation Earnings ($)(6)	All Other Compensation ($)(7)	Total ($)
Ryan Mclnerney Chief Executive Officer	2025	1,505,782	—	18,723,306	5,687,509	5,250,000	20,632	373,431	31,560,660
	2024	1,455,587	—	15,303,203	4,937,518	3,987,500	5,752	309,733	25,999,293
	2023	1,366,543	—	11,588,449	4,125,008	5,250,000	4,626	269,942	22,604,568
Chris Suh Chief Financial Officer	2025	903,478	—	5,848,647	2,249,995	2,205,000	—	40,000	11,247,120
	2024	903,478	—	3,829,641	2,249,985	1,732,500	—	61,943	8,777,547
	2023	207,696	3,500,000	11,000,043	—	537,226	—	20,770	15,265,735
Paul Fabara Chief Risk and Client Services Officer	2025	803,087	—	5,831,343	1,249,965	1,792,000	—	38,692	9,715,087
	2024	803,087	—	4,977,224	1,124,992	1,408,000	—	39,300	8,352,603
	2023	800,010	—	4,102,878	1,159,312	1,800,000	—	37,062	7,899,262
Rajat Taneja President, Technology	2025	1,204,630	—	14,687,923	3,374,993	3,360,000	5,100	36,250	22,668,896
	2024	1,204,630	—	13,233,399	3,125,020	2,640,000	3,117	41,167	20,247,333
	2023	1,200,014	—	11,406,003	3,816,174	3,600,000	2,442	35,500	20,060,133
Kelly Mahon Tullier Vice Chair, Chief People and Corporate Affairs Officer	2025	903,478	—	9,510,260	1,875,021	2,205,000	5,214	53,995	14,552,968
	2024	903,478	—	8,589,506	1,874,987	1,732,500	2,722	75,826	13,179,019
	2023	900,016	—	6,992,276	2,136,295	2,362,500	2,142	43,645	12,436,874
Bonus
(1)Represents a one-time cash award of $3,000,000 for forfeited bonus payments and other incentives from Mr. Suh’s prior employer, in addition to a cash payment of $500,000 corresponding to the amount Mr. Suh was required to reimburse his prior employer for relocation and related expenses. Both cash payments were made pursuant to Mr. Suh’s offer letter.
Stock Awards
(2)Represents restricted stock units and performance shares granted in each of fiscal years 2025, 2024, and 2023. The amounts represent the aggregate grant date fair value of the awards granted to each NEO computed in accordance with FASB ASC Topic 718, with performance shares represented at probable performance levels as of the grant date. Assumptions used in the calculation of these amounts are included in Note 17 – Share-based Compensation to our 2025 audited consolidated financial statements, which are included in our Annual Report on Form 10-K filed with the SEC on November 6, 2025.

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(3)The table and additional information below set forth the details of the stock awards granted to our NEOs in 2025. Restricted stock units vest in three substantially equal annual installments beginning on the first anniversary of the date of grant. Consistent with the requirements of FASB ASC Topic 718, the value of the performance shares displayed in the table below, at their probable and maximum levels, is based on one-third of the full number of shares for which an EPS goal was established in 2025 under the awards made on: (i) November 19, 2022, which vested on November 30, 2025, (ii) February 15, 2023, which are scheduled to vest on February 15, 2026, (iii) November 19, 2023, which are scheduled to vest on November 30, 2026, and (iv) November 19, 2024, which are scheduled to vest on November 30, 2027. The remaining portions of the performance share awards granted in November 2023 and November 2024 will be linked to EPS goals for subsequent fiscal years and will be reported in the Summary Compensation Table for the fiscal year in which the goal is set. All values in the table below are grant date values, and amounts in columns marked with an asterisk (*) are included in the “Stock Awards” column of the Summary Compensation Table for Fiscal Year 2025.

	Components of Stock Awards		Additional Information
	Restricted Stock Units Value ($)*	Value of Performance Shares – Probable ($)*	Value of Performance Shares – at Maximum ($)
Ryan McInerney	5,687,520	13,035,786	26,071,573
Chris Suh	2,249,998	3,598,649	7,197,297
Paul Fabara	1,249,895	4,581,448	9,162,896
Rajat Taneja	3,375,153	11,312,770	22,625,540
Kelly Mahon Tullier	1,875,154	7,635,106	15,270,212
Option Awards
(4)Represents stock options granted in each of fiscal years 2025, 2024, and 2023. The amounts represent the aggregate grant date fair value of the awards granted to each NEO computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 17 – Share-based Compensation to our 2025 audited consolidated financial statements, which are included in our Annual Report on Form 10-K filed with the SEC on November 6, 2025. Stock options vest in three substantially equal annual installments beginning on the first anniversary of the date of grant.
The reported amounts for 2023 also include the incremental fair value, computed in accordance with FASB ASC Topic 718, of the modification of outstanding stock options to remove the three-year exercise deadline following a termination of employment due to the employee’s death, Disability, or Retirement (each as defined in the applicable award agreement terms) and provide that vested stock options in these situations may now be exercised until the option expiration date set forth in the individual’s stock option award agreement. The amounts reported in connection with this modification are as follows: $0 for Mr. McInerney; $159,299 for Mr. Fabara; $691,185 for Mr. Taneja; and $336,272 for Ms. Mahon Tullier. This treatment applied to all outstanding stock options held by active employees. No additional stock options were granted as part of the modification, and the exercise price of the stock options did not change in connection with the modification.
Non-Equity Incentive Plan Compensation
(5)Amounts for 2025 represent cash awards earned under the annual incentive plan and paid on November 14, 2025, based on performance against pre-established performance goals.
Change in Pension Value and Non-qualified Deferred Compensation Earnings
(6)Represents the aggregate positive change in the actuarial present value of accumulated benefits under all pension plans during 2025. There are no above market or preferential earnings on non-qualified deferred compensation.
All Other Compensation
(7)Additional detail describing the “All Other Compensation” for 2025 is included in the Executive Compensation – All Other Compensation in Fiscal Year 2025 table below.

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All Other Compensation in Fiscal Year 2025
The following table sets forth additional information with respect to the amounts reported in the “All Other Compensation” column of the Executive Compensation – Summary Compensation Table for Fiscal Year 2025.

	Car ($)(1)	Aircraft ($)(2)	401k Plan Match ($)(3)	Other ($)(4)	Total ($)
Ryan McInerney	29,476	283,796	35,000	25,159	373,431
Chris Suh	—	—	35,000	5,000	40,000
Paul Fabara	—	—	35,000	3,692	38,692
Rajat Taneja	—	—	35,000	1,250	36,250
Kelly Mahon Tullier	—	—	35,000	18,995	53,995
(1)Represents the cost of personal use of a Company car and driver, which has been recommended by an independent security study and is provided to Mr. McInerney for security purposes. While we do not consider this use to be a perquisite, we are reporting it as a perquisite in accordance with SEC rules. The amount in the table is determined based on the incremental cost to Visa of the fuel related to the proportion of time the car was used for non-business trips and also includes the cost of a driver’s salary and benefits for the proportion of time the driver assisted with non-business trips.
(2)Represents the cost of personal use of company-provided aircraft for Mr. McInerney and the incremental cost of companion travel on business-related flights. Calculation of incremental cost for personal use of corporate aircraft owned by the Company is based on the variable cost to the Company for operating the aircraft and includes fuel costs; trip-related maintenance costs; travel, lodging, and other expenses for crew; landing and ground handling fees; in-flight catering; and other variable costs. The calculation of incremental cost for personal use of chartered aircraft is based on the direct cost to the Company of such chartered flight. The incremental cost of personal use of company-provided private aircraft is reduced by any amount reimbursed by the NEO for the applicable flight. Section 274(e) of the Internal Revenue Code limits the amount that companies can deduct for the personal use of corporate aircraft to the amount recognized as income by the executives that used the aircraft. For 2025, the total amount of Visa’s disallowed tax deduction resulting from the personal use of corporate aircraft by the NEOs and any of their guests was $2,499,835; this amount is not included in the Company’s calculation of aggregate incremental costs of personal use of corporate aircraft disclosed as “All Other Compensation.” As described under Compensation Discussion and Analysis – Fiscal Year 2025 Compensation – Perquisites and Other Personal Benefits, Mr. McInerney is required to use company-provided aircraft for all business and personal travel and is required to reimburse the Company for personal use of company-provided aircraft for amounts in excess of $400,000 for 2025.
(3)The maximum 401k match for calendar year 2025 was $35,000.
(4)Includes contributions made on behalf of certain NEOs under charitable matching programs offered by Visa Foundation. The total amount of charitable contributions included in the table is $5,149 for Mr. McInerney and $13,995 for Ms. Mahon Tullier. The annual limit for these charitable matching contributions is $10,000 per calendar year. For Ms. Mahon Tullier, the amount shown exceeds this limit because the fiscal year totals include contributions made during calendar year 2024. The table also includes the matching contributions Visa made on behalf of the following NEOs for 2025 pursuant to its PAC Charitable Matching Program: $5,000 for each of Mr. McInerney, Mr. Suh, and Ms. Mahon Tullier; $3,692 for Mr. Fabara; and $1,250 for Mr. Taneja. The annual limit for these contributions is $5,000 per calendar year. The amounts for Mr. McInerney also include $8,750 related to the cost of online profile monitoring services for security purposes and $6,260 in incremental costs related to personal use of the Company’s tickets for sporting, cultural, or other events.

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Grants of Plan-Based Awards in Fiscal Year 2025
The following table provides information about non-equity incentive awards and long-term equity-based awards granted during 2025 to each of our NEOs. Cash awards are made pursuant to the VIP and equity awards are made pursuant to the 2007 Equity Incentive Compensation Plan. There can be no assurance that the grant date fair value of the equity awards will be realized by our NEOs.

					Estimated Future Payouts Under Non-Equity Incentive Plan Awards(2)		Estimated Future Payouts Under Equity Incentive Plan Awards(3)(4)			All Other Stock Awards: Number of Shares of Stock/Units (#)(4)	All Other Option Awards: Number of Securities Underlying Options (#)(4)(5)	Exercise or Base Price of Option Awards ($/Share)(5)	Grant Date Fair Value of Stock and Option Awards ($)(6)
Name	Award Type(1)	Grant Date		Approval Date	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Ryan McInerney	VIP				3,750,000	7,500,000
	PS	11/19/24	(7)	11/5/24			5,338	10,675	21,350				3,814,284	(11)
	PS	11/19/24	(8)	11/5/24			1,093	2,185	4,370				780,722	(11)
	PS	11/19/24	(9)	11/5/24			6,595	13,190	26,380				4,319,461	(11)
	PS	11/19/24	(10)	11/5/24			6,079	12,158	24,316				4,121,319	(11)
	RSU	11/19/24		11/5/24						18,238			5,687,520
	Option	11/19/24		11/5/24							77,325	311.85	5,687,509
Chris Suh	VIP				1,575,000	3,150,000
	PS	11/19/24	(9)	11/5/24			3,005	6,010	12,020				1,968,155	(11)
	PS	11/19/24	(10)	11/5/24			2,405	4,810	9,620				1,630,494	(11)
	RSU	11/19/24		11/5/24						7,215			2,249,998
	Option	11/19/24		11/5/24							30,590	311.85	2,249,995
Paul Fabara	VIP				1,280,000	2,560,000
	PS	11/19/24	(7)	11/5/24			1,582	3,164	6,328				1,130,529	(11)
	PS	11/19/24	(8)	11/5/24			2,185	4,369	8,738				1,561,087	(11)
	PS	11/19/24	(9)	11/5/24			1,503	3,005	6,010				984,077	(11)
	PS	11/19/24	(10)	11/5/24			1,336	2,672	5,344				905,755	(11)
	RSU	11/19/24		11/5/24						4,008			1,249,895
	Option	11/19/24		11/5/24							16,994	311.85	1,249,965
Rajat Taneja	VIP				2,400,000	4,800,000
	PS	11/19/24	(7)	11/5/24			4,942	9,883	19,766				3,531,295	(11)
	PS	11/19/24	(8)	11/5/24			3,641	7,282	14,564				2,601,931	(11)
	PS	11/19/24	(9)	11/5/24			4,174	8,348	16,696				2,733,803	(11)
	PS	11/19/24	(10)	11/5/24			3,608	7,215	14,430				2,445,741	(11)
	RSU	11/19/24		11/5/24						10,823			3,375,153
	Option	11/19/24		11/5/24							45,885	311.85	3,374,993
Kelly Mahon Tullier	VIP				1,575,000	3,150,000
	PS	11/19/24	(7)	11/5/24			2,847	5,694	11,388				2,034,523	(11)
	PS	11/19/24	(8)	11/5/24			3,641	7,282	14,564				2,601,931	(11)
	PS	11/19/24	(9)	11/5/24			2,504	5,008	10,016				1,640,020	(11)
	PS	11/19/24	(10)	11/5/24			2,004	4,008	8,016				1,358,632	(11)
	RSU	11/19/24		11/5/24						6,013			1,875,154
	Option	11/19/24		11/5/24							25,492	311.85	1,875,021
(1)“VIP” refers to cash awards made pursuant to the Visa Inc. Incentive Plan; “PS,” “RSU,” and “Option” refer to performance shares, restricted stock units, and stock options, respectively, granted under our 2007 Equity Incentive Compensation Plan.
(2)Represents the range of possible cash awards under the VIP. Actual awards are dependent on actual results measured against pre-established performance goals, as described under Compensation Discussion and Analysis – Fiscal Year 2025 Compensation – Annual Incentive Plan. There is no threshold level of performance for the VIP in 2025. The amounts shown in the “maximum” column are 200% of the target amount, which is the maximum possible award. The actual amounts awarded to our NEOs under the annual incentive plan for 2025 are included in the “Non-Equity Incentive Plan Compensation” column of the Executive Compensation – Summary Compensation Table for Fiscal Year 2025.
(3)Represents the range of possible awards of performance shares granted in 2025. Awards are capped at the maximum of 200% and could be as low as zero.

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(4)Equity awards made pursuant to the 2007 Equity Incentive Compensation Plan will vest according to their terms, but may be subject to earlier vesting in full or in part or continued vesting in the event of a termination of a grantee’s employment due to the grantee’s death, “disability,” “retirement,” termination without “cause,” or a termination following a “change of control” of a grantee’s employment by us without “cause” or by the grantee for “good reason.” The terms disability, retirement, change of control, cause, and good reason are all defined in the applicable award agreement or the 2007 Equity Incentive Compensation Plan.
(5)The exercise price of these stock options was the fair market value of our Class A common stock on the date of grant.
(6)Amounts are not an actual dollar amount received by our NEOs in 2025, but instead represent the aggregate grant date fair value of the equity awards calculated in accordance with FASB ASC Topic 718. The aggregate grant date fair value calculation for the performance shares is discussed in more detail in footnote 11 below.
(7)Consistent with the requirements of FASB ASC Topic 718, the amount represents the third of three portions of the performance share award made on November 19, 2022, for which the grant date fair value was established on November 19, 2024. The shares earned from this award vested on November 30, 2025.
(8)Consistent with the requirements of FASB ASC Topic 718, the amount represents the third of three portions of the performance share award made on February 15, 2023, for which the grant date fair value was established on November 19, 2024. The shares earned from these awards are scheduled to vest on February 15, 2026.
(9)Consistent with the requirements of FASB ASC Topic 718, the amount represents the second third of the performance share award made on November 19, 2023, for which the grant date fair value was established on November 19, 2024. The shares earned from this award are scheduled to vest on November 30, 2026.
(10)Consistent with the requirements of FASB ASC Topic 718, the amount represents the first third of the performance share award made on November 19, 2024, for which the grant date fair value was established on November 19, 2024. The shares earned from this award are scheduled to vest on November 30, 2027.
(11)Represents the value of performance shares based on the probable outcome as of the date of grant determined in accordance with FASB ASC Topic 718 using a Monte Carlo simulation.

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Outstanding Equity Awards at 2025 Fiscal Year-End
The following table presents information with respect to equity awards made to each of our NEOs that were outstanding on September 30, 2025.

				Option Awards				Stock Awards
Name	Award Type(1)	Grant Date(2)		Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)(3)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(4)	Market Value of Shares or Units of Stock That Have Not Vested ($)(5)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(6)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(5)
Ryan McInerney	PS	Various	(7)							154,224	52,648,989
	RSU	11/19/2024						18,238	6,226,088
	RSU	11/19/2023						13,190	4,502,802
	RSU	02/15/2023						1,092	372,787
	RSU	11/19/2022						5,337	1,821,945
	Option	11/19/2024		—	77,325	311.85	11/19/2034
	Option	11/19/2023		26,311	52,624	249.56	11/19/2033
	Option	02/15/2023		8,508	4,255	228.92	02/15/2033
	Option	11/19/2022		39,273	19,637	210.80	11/19/2032
	Option	11/19/2021		77,334	—	200.86	11/19/2031
	Option	11/19/2020		81,304	—	207.57	11/19/2030
	Option	11/19/2019		89,679	—	182.77	11/19/2029
	Option	11/19/2018		70,499	—	134.76	11/19/2028
	Option	11/19/2017		104,855	—	109.82	11/19/2027
Chris Suh	PS	Various	(7)							33,660	11,490,851
	RSU	11/19/2024						7,215	2,463,057
	RSU	11/19/2023						6,011	2,052,035
	RSU	08/15/2023						15,289	5,219,359
	Option	11/19/2024		—	30,590	311.85	11/19/2034
	Option	11/19/2023		11,990	23,980	249.56	11/19/2033
Paul Fabara	PS	Various	(7)							62,550	21,353,319
	RSU	11/19/2024						4,008	1,368,251
	RSU	11/19/2023						3,006	1,026,188
	RSU	11/19/2022						1,582	540,063
	Option	11/19/2024		—	16,994	311.85	11/19/2034
	Option	11/19/2023		5,995	11,990	249.56	11/19/2033
	Option	11/19/2022		—	5,819	210.80	11/19/2032

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				Option Awards				Stock Awards
Name	Award Type(1)	Grant Date(2)		Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)(3)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(4)	Market Value of Shares or Units of Stock That Have Not Vested ($)(5)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(6)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(5)
Rajat Taneja	PS	Various	(7)							150,804	51,481,470
	RSU	11/19/2024						10,823	3,694,756
	RSU	11/19/2023						8,348	2,849,840
	RSU	11/19/2022						4,942	1,687,100
	Option	11/19/2024		—	45,885	311.85	11/19/2034
	Option	11/19/2023		16,653	33,306	249.56	11/19/2033
	Option	11/19/2022		36,364	18,182	210.80	11/19/2032
	Option	11/19/2021		72,410	—	200.86	11/19/2031
	Option	11/19/2020		77,191	—	207.57	11/19/2030
	Option	11/19/2019		85,409	—	182.77	11/19/2029
	Option	11/19/2018		66,153	—	134.76	11/19/2028
	Option	11/19/2017		68,835	—	109.82	11/19/2027
Kelly Mahon Tullier	PS	Various	(7)							105,888	36,148,045
	RSU	11/19/2024						6,013	2,052,718
	RSU	11/19/2023						5,009	1,709,972
	RSU	11/19/2022						2,847	971,909
	Option	11/19/2024		—	25,492	311.85	11/19/2034
	Option	11/19/2023		9,991	19,984	249.56	11/19/2033
	Option	11/19/2022		20,946	10,473	210.80	11/19/2032
	Option	11/19/2021		40,839	—	200.86	11/19/2031
	Option	11/19/2020		31,952	—	207.57	11/19/2030
	Option	11/19/2019		34,164	—	182.77	11/19/2029
	Option	11/19/2018		36,698	—	134.76	11/19/2028
	Option	11/19/2017		37,281	—	109.82	11/19/2027
(1)“PS,” “RSU,” and “Option” refer to performance shares, restricted stock units, and stock options, respectively, granted under our 2007 Equity Incentive Compensation Plan.
(2)The grant date presented for each stock option award represents the original grant date, without regard for the January 23, 2023 modification of outstanding stock options to remove the three-year exercise deadline following a termination of employment due to death, Disability, or Retirement.
(3)Stock options vest in three substantially equal annual installments beginning on the first anniversary of the date of grant and expire 10 years from the date of grant.
(4)Restricted stock units vest annually in three substantially equal installments beginning on the first anniversary of the date of grant.
(5)The value shown is based on the September 30, 2025 per share closing price of our Class A common stock of $341.38.
(6)Represents unearned shares under the performance share awards made on November 19, 2022, February 15, 2023, November 19, 2023, and November 19, 2024. Based on guidance provided by the SEC, for purposes of reporting awards in the body of the Outstanding Equity Awards at 2025 Fiscal Year End table, the number of shares for each award has been presented based on the next higher performance measure that exceeds actual performance as of 2025 year end. The amounts shown for the performance shares awarded on November 19, 2022 and February 15, 2023 include the full award for which the performance period ended on September 30, 2025. Following the fiscal year end, the actual shares earned from these awards were determined to be 162.7% of target. The amounts shown for the performance shares awarded on November 19, 2023 include only shares equal to the two-thirds of the award for which an EPS target has been established. The amounts shown for the performance shares awarded on November 19, 2024 include only shares equal to the one-third of the award for which an EPS target has been established. The table below provides additional detail.
(7)The following table provides additional information as to the number of shares reported for performance shares as of September 30, 2025, in the Executive Compensation – Outstanding Equity Awards at 2025 Fiscal Year End table.

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EXECUTIVE COMPENSATION

	Date when the Number of Performance Shares was Established		Date when Conditions for Grant were Established
			Fiscal Year 2023	Fiscal Year 2024	Fiscal Year 2025	To be Established in Fiscal Year 2026	To be Established in Fiscal Year 2027	Vest Date
Ryan McInerney	11/19/2022	(a)	21,346	21,346	21,350			11/30/2025
	2/15/2023	(a)	4,368	4,368	4,370			2/15/2026
	11/19/2023	(b)		26,380	26,380	26,380		11/30/2026
	11/19/2024	(b)			24,316	24,316	24,320	11/30/2027
	Total		154,224
Chris Suh	11/19/2023	(b)		12,020	12,020	12,024		11/30/2026
	11/19/2024	(b)			9,620	9,620	9,620	11/30/2027
	Total		33,660
Paul Fabara	11/19/2022	(a)	6,324	6,324	6,328			11/30/2025
	2/15/2023	(a)	8,736	8,736	8,738			2/15/2026
	11/19/2023	(b)		6,010	6,010	6,012		11/30/2026
	11/19/2024	(b)			5,344	5,344	5,346	11/30/2027
	Total		62,550
Rajat Taneja	11/19/2022	(a)	19,766	19,766	19,766			11/30/2025
	2/15/2023	(a)	14,560	14,560	14,564			2/15/2026
	11/19/2023	(b)		16,696	16,696	16,696		11/30/2026
	11/19/2024	(b)			14,430	14,430	14,430	11/30/2027
	Total		150,804
Kelly Mahon Tullier	11/19/2022	(a)	11,384	11,384	11,388			11/30/2025
	2/15/2023	(a)	14,560	14,560	14,564			2/15/2026
	11/19/2023	(b)		10,016	10,016	10,020		11/30/2026
	11/19/2024	(b)			8,016	8,016	8,018	11/30/2027
	Total		105,888
(a)Displayed at maximum possible award (200% of target); following the completion of the performance period, the final result was determined to be 162.7% of target.
(b)Displayed at the maximum number of performance shares subject to the award (200% of target).
Option Exercises and Stock Vested for Fiscal Year 2025
The following table provides additional information about the value realized by our NEOs on stock option award exercises, restricted stock units vesting, and performance shares vesting during the fiscal year ended September 30, 2025.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Ryan McInerney	107,180	26,567,311	79,710	25,100,889
Chris Suh	—	—	18,294	6,203,711
Paul Fabara	169,033	27,429,317	22,065	6,937,188
Rajat Taneja	50,000	12,952,687	71,554	22,499,042
Kelly Mahon Tullier	18,641	4,472,868	40,567	12,755,122
(1)Amounts reflect the aggregate market value of Class A common stock on the day on which the restricted stock units or performance shares vested.

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Pension Benefits for Fiscal Year 2025
The following table shows the present value of accumulated benefits payable to our NEOs and the number of years of service credited to each executive under the Visa Retirement Plan and the Visa Excess Retirement Benefit Plan. The value of the benefits is determined using interest rate and mortality rate assumptions consistent with those used in the Company’s 2025 audited consolidated financial statements.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Ryan McInerney	Visa Retirement Plan	2.5	132,175	—
	Visa Excess Retirement Benefit Plan	2.5	—	—
Rajat Taneja	Visa Retirement Plan	2.1	64,554	—
	Visa Excess Retirement Benefit Plan	2.1	—	—
Kelly Mahon Tullier	Visa Retirement Plan	1.5	57,279	—
	Visa Excess Retirement Benefit Plan	1.5	—	—
Employer credits under the Visa Retirement Plan were discontinued effective December 31, 2015. Benefit accruals under the Visa Excess Retirement Benefit Plan were discontinued effective February 1, 2014. Each of the NEOs except Mr. Suh and Mr. Fabara is fully vested under the Visa Retirement Plan. Mr. Suh and Mr. Fabara are not eligible participants in the Visa Retirement Plan or the Visa Excess Retirement Benefit Plan.
Visa Retirement Plan and Visa Excess Retirement Benefit Plan
Before benefit accruals were discontinued, certain U.S.-based employees, including Mr. McInerney, Mr. Taneja, and Ms. Mahon Tullier, accrued benefits under the Visa Retirement Plan (frozen effective December 31, 2015) and the Visa Excess Retirement Benefit Plan (frozen effective February 1, 2014).  The Visa Retirement Plan was terminated effective September 30, 2025. The termination of the Visa Retirement Plan is subject to applicable regulatory approvals and will not result in changes in accrued benefits for participants.
Both the Visa Retirement Plan and Visa Excess Retirement Benefit Plan provide for payment after termination of employment.  In connection with the termination of the Visa Retirement Plan, the Company intends to offer a window during which participants will be allowed to elect payment of their Visa Retirement Plan benefit in a lump sum or annuity before employment terminates.  This opportunity is not being offered for the Visa Excess Retirement Benefit Plan.
Please refer to content under the heading Visa Retirement Plan and Visa Excess Retirement Plan in our proxy statement filed on December 9, 2024 for historical detail regarding such plans.
Non-qualified Deferred Compensation for Fiscal Year 2025
Visa Deferred Compensation Plan
Under the terms of the Visa Deferred Compensation Plan, eligible participants are able to defer up to 100% of their cash incentive awards if they submit a qualified deferral election. Benefits under the Visa Deferred Compensation Plan will be paid based on one of the following three distribution dates or events previously elected by the participant: (i) immediately upon, or up to five years following, retirement; (ii) immediately upon, or in the January following, termination; or (iii) if specifically elected by the participant, in January in a specified year while actively employed. However, upon a showing of financial hardship and receipt of approval from the plan administrator, a plan participant may be allowed to access funds in his or her deferred compensation account earlier than his or her existing distribution election(s). Benefits can be received either as a lump sum payment or in annual installments, except in the case of pre-retirement termination, in which case the participant must receive the benefit in a lump sum. Participants are always fully vested in their deferrals under the Visa Deferred Compensation Plan. Upon termination of the Visa Deferred Compensation Plan within 12 months of a “change of control,” participants’ benefits under the Visa Deferred Compensation Plan will be paid immediately in a lump sum. There are no above market or preferential earnings on non-qualified deferred compensation.

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EXECUTIVE COMPENSATION
Visa 401k Plan and Visa Excess 401k Plan
The Visa 401k Plan is a tax-qualified 401(k) retirement savings plan pursuant to which all of our U.S.-based employees, including our NEOs, are able to contribute up to 50%, or 13% for highly compensated employees, of their salary up to the limit prescribed by the Internal Revenue Code to the Visa 401k Plan on a pre-tax basis. Employees also have the option of contributing on an after-tax basis up to 50%, or 13% for highly compensated employees, of salary or a combination of pre-tax and after-tax contributions that do not exceed 50%, or 13% for highly compensated employees, of salary. All contributions are subject to the Internal Revenue Code limits. If an employee reaches the statutory pre-tax contribution limit during the calendar year, an employee may continue to make contributions to the Visa 401k Plan on an after-tax basis, subject to any applicable statutory limits.
During 2025, we contributed a matching amount equal to 200% of the first 5% of salary that was contributed by all plan participants, including NEOs, to the Visa 401k Plan. All employee and matching contributions to the Visa 401k Plan are fully vested upon contribution.
Prior to February 1, 2014, we also provided for a contribution in an excess 401k plan. Because the Internal Revenue Code limits the maximum amount a company and an employee can contribute to an employee’s 401(k) plan account each year, we continued to provide the matching contribution, after the applicable Internal Revenue Code limits are reached, to the Visa Excess 401k Plan, which is a non-qualified noncontributory retirement savings plan. Employees are eligible to participate in the Visa Excess 401k Plan if their salaries are greater than the Internal Revenue Code pay cap or if the total of their contributions and our matching contributions to the Visa 401k Plan exceed the Internal Revenue Code benefit limit. The features of the Visa Excess 401k Plan are generally the same as under the Visa 401k Plan, except that benefits cannot be rolled over to an IRA or another employer’s qualified plan. Effective February 1, 2014, we discontinued any future contributions to the Visa Excess 401k Plan.
The following table provides information about each of our NEO’s contributions, earnings, distributions, and balances under the Visa Deferred Compensation Plan and the Visa Excess 401k Plan.

Name	Plan Name	Executive Contributions in Last Fiscal Year ($)(1)		Aggregate Earnings in Last Fiscal Year ($)(2)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)(3)
Ryan McInerney	Excess 401k Plan	—		3,956	—	35,272
	Deferred Compensation Plan	—		—	—	—
Chris Suh	Excess 401k Plan	—		—	—	—
	Deferred Compensation Plan	—		—	—	—
Paul Fabara	Excess 401k Plan	—		—	—	—
	Deferred Compensation Plan	268,800	(1)	75,460	—	1,491,520
Rajat Taneja	Excess 401k Plan	—		—	—	—
	Deferred Compensation Plan	—		655,214	—	4,681,993
Kelly Mahon Tullier	Excess 401k Plan	—		—	—	—
	Deferred Compensation Plan	2,094,750	(1)	1,705,279	—	17,377,878
(1)These amounts were included in the Summary Compensation Table for 2025.
(2)The aggregate earnings were not included in the Summary Compensation Table for 2025, as they do not represent above-market or preferential earnings.
(3)Amounts in this column reflect values reported in the Summary Compensation Table when earned if that officer’s compensation was required to be disclosed in a previous year as follows: Mr. McInerney: $10,951; Mr. Fabara: $481,200; Mr. Taneja: $3,521,100; and Ms. Mahon Tullier: $8,032,250.

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The following table shows the funds available under the Visa Deferred Compensation Plan, the Visa Director Deferred Compensation Plan, and the Excess 401k Plan and their annual rate of return for 2025, as reported by the administrator of the plans.

Name of Fund	Rate of Return (%)
DFA U.S. Small Cap Portfolio Institutional Class	7.79%
Dodge & Cox Income – Class X	6.60%
Dodge & Cox International Stock – Class X	23.26%
Fidelity Balanced Fund – Class K	12.63%
Fidelity 500 Index Fund – Institutional Premium Class	17.59%
T. Rowe Price Institutional Large Cap Growth Fund	15.87%
Vanguard Extended Market Index Fund – Institutional Plus Shares	15.60%
Vanguard Federal Money Market Fund	4.68%
Vanguard Total Bond Market Index Fund – Institutional Shares	6.05%
Vanguard Total Stock Market Index Fund – Institutional Shares	15.10%
Vanguard Total International Stock Index Fund – Institutional Plus Shares	18.34%
Vanguard Value Index Fund – Institutional Shares	12.64%
Employment Arrangements and Potential Payments upon Termination or Change of Control
We do not have fixed-term employment agreements with our NEOs. We entered into an offer letter with Mr. Suh in connection with his hiring in 2023. Please refer to the section Offer Letter with Chris Suh in our proxy statement filed December 7, 2023, for additional details about Mr. Suh’s offer letter, including his new hire awards.
Executive Severance Plan
We believe it is appropriate to provide severance pay to an executive officer whose employment is involuntarily terminated by us without “cause” or whose employment is voluntarily terminated by the executive for “good reason” within two years following a change of control (each as defined in the Visa Inc. Executive Severance Plan). These severance benefits are intended to secure the continued services of executive officers, provide them with certain benefits in the event of a covered termination, and encourage their continued dedication to their duties notwithstanding the possibility or occurrence of a change of control. We believe the level of severance provided by our Executive Severance Plan is reasonable, responsible in value, consistent with the practices of our compensation peer group, and necessary to attract and retain key high-performing employees.
Our NEOs are participants in the Executive Severance Plan, which provides for a capped, lump sum severance upon a qualifying termination of two times the sum of the executive’s base salary and target annual incentive award, a prorated bonus for any partial performance period under the annual incentive plan, and a cash amount equal to the cost of continued health benefits for two years post-termination. These benefits are subject to the NEO’s timely execution and non-revocation of a waiver and release of claims. For purposes of the Executive Severance Plan, a qualifying termination is limited to an involuntary termination by us without cause at any time or a resignation by the participant for good reason within two years following a change of control. Executive Severance Plan participants are required to comply with certain restrictive covenants, including obligations to uphold confidentiality and to abstain from soliciting Visa’s employees, customers, and clients for 18 months following a qualifying termination of the participant’s employment. Participants are also generally bound by the confidentiality, intellectual property, and non-solicitation provisions of any Confidential Information and Property Agreement, Proprietary Information Agreement, and/or any similar agreement previously executed by the applicable participant and the confidentiality provisions under Visa’s Code of Business Conduct and Ethics. The Executive Severance Plan does not provide for any gross-ups for excise taxes imposed as a result of severance or other payments deemed made in connection with a change of control.

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EXECUTIVE COMPENSATION
Cash Severance Policy for Section 16 Officers
We have a cash severance policy (Severance Policy), which provides that we will not enter into any new employment agreement, severance agreement, or separation agreement with any Section 16 officer, or establish any new severance plan or policy covering any Section 16 officer, in each case that provides for “cash severance benefits” (as defined in the Severance Policy) exceeding 2.99 times the sum of the Section 16 officer’s base salary plus target bonus, unless we seek shareholder ratification of such agreement, plan, or policy.
Equity Incentive Awards
Pursuant to the terms of certain award agreements under the 2007 Equity Incentive Compensation Plan, if the employment of an NEO is involuntarily terminated by Visa without “cause” or voluntarily terminated by the NEO for “good reason,” in each case within two years following a change of control (as such terms are defined in the 2007 Equity Incentive Compensation Plan or applicable award agreement), then the unvested portion of any such equity incentive award will become fully vested (and at target levels, with respect to performance shares). There are no “single-trigger” payments available to NEOs upon a change of control. Under the terms of the equity incentive awards, if an NEO is involuntarily terminated by Visa without cause, the awards are paid on a pro-rated basis measured from the date of grant to the date of termination. Similar to the cash benefits described under Executive Compensation – Employment ArrangementsPotential Payments upon Termination or Change of Control – Executive Severance Plan above, these equity award terms are reasonable, consistent with the practices of our compensation peer group, and necessary to attract and retain key high-performing employees.
Quantification of Termination Payments and Benefits
The following tables reflect the amount of compensation that would be paid to each of our NEOs in the event of a termination of the individual’s employment under various scenarios. The amounts shown assume that such termination was effective as of September 30, 2025, and include estimates of the amounts that would be paid upon such individual’s termination. All equity values reported in the following tables are based on the closing price of our Class A common stock on the NYSE as of September 30, 2025. The “Health and Welfare Benefits” reflect the estimated value of benefits payable for 24 months upon disability and for six months upon death. The tables only include additional benefits that result from the termination and do not include any amounts or benefits earned, vested, accrued, or owing under any plan for any other reason. For more information, see the Executive Compensation – Grants of Plan-Based Awards in Fiscal Year 2025, Pension Benefits for Fiscal Year 2025, and Non-qualified Deferred Compensation for Fiscal Year 2025 sections of this proxy statement. Payments that would be made over a period of time have been estimated as the lump sum present value using 120% of the applicable federal rate. The actual amounts to be paid can only be determined at the time of such NEO’s separation from Visa.
Termination Payments and Benefits for Ryan McInerney

Incremental Benefits Due to Termination Event	Involuntary Not for Cause Termination ($)		Involuntary Not for Cause Termination or Voluntary Good Reason Termination Following Change of Control ($)		Disability ($)		Death ($)
Health and Welfare Benefits	68,577		68,577		68,246		17,414
Cash Severance	10,500,000		10,500,000		—		—
Pro-rata Incentive for Fiscal Year 2025	5,250,000		3,750,000		3,750,000		3,750,000
Unvested Restricted Stock Units	5,547,425		12,923,623		12,923,623		12,923,623
Unvested Options	5,259,939		10,158,060		10,158,060		10,158,060
Unvested Performance Shares	26,328,831	(1)	39,128,976	(2)	39,128,976	(3)	39,128,976	(3)
Total	52,954,772		76,529,236		66,028,905		65,978,073
(1)Includes a pro-rata portion of the target number of shares.
(2)Includes the target number of shares for grants that have not completed their performance period. In the event of an Involuntary Not for Cause Termination or Voluntary Good Reason Termination Following Change of Control, the target number of shares will vest.
(3)Includes the target number of shares. In the event of a termination due to death or disability, the actual amount earned for these grants will be determined following the completion of the performance period.

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Termination Payments and Benefits for Chris Suh

Incremental Benefits Due to Termination Event	Involuntary Not for Cause Termination ($)		Involuntary Not for Cause Termination or Voluntary Good Reason Termination Following Change of Control ($)		Disability ($)		Death ($)
Health and Welfare Benefits	59,178		59,178		58,890		14,698
Cash Severance	4,950,000		4,950,000		—		—
Pro-rata Incentive for Fiscal Year 2025	2,205,000		1,575,000		1,575,000		1,575,000
Unvested Restricted Stock Units	2,263,691		9,734,451		9,734,451		9,734,451
Unvested Options	1,212,812		3,105,166		3,105,166		3,105,166
Unvested Performance Shares	5,747,753	(1)	11,081,878	(2)	11,081,878	(3)	11,081,878	(3)
Total	16,438,434		30,505,673		25,555,385		25,511,193
(1)Includes a pro-rata portion of the target number of shares.
(2)Includes the target number of shares for grants that have not completed their performance period. In the event of an Involuntary Not for Cause Termination or Voluntary Good Reason Termination Following Change of Control, the target number of shares will vest.
(3)Includes the target number of shares. In the event of a termination due to death or disability, the actual amount earned for these grants will be determined following the completion of the performance period.
Termination Payments and Benefits for Paul Fabara

Incremental Benefits Due to Termination Event	Involuntary Not for Cause Termination ($)		Involuntary Not for Cause Termination or Voluntary Good Reason Termination Following Change of Control ($)		Retirement(3) ($)		Disability ($)		Death ($)
Health and Welfare Benefits	59,178		59,178		—		58,890		14,698
Cash Severance	4,160,000		4,160,000		—		—		—
Pro-rata Incentive for Fiscal Year 2025	1,792,000		1,280,000		—		1,280,000		1,280,000
Unvested Restricted Stock Units	2,934,502		2,934,502		2,934,502		2,934,502		2,934,502
Unvested Options	2,362,600		2,362,600		2,362,600		2,362,600		2,362,600
Unvested Performance Shares	13,527,524	(1)	13,527,524	(2)	9,053,739	(1)	13,527,524	(1)	13,527,524	(1)
Total	24,835,804		24,323,804		14,350,841		20,163,516		20,119,324
(1)Includes the target number of shares for grants that have not completed their performance period. The actual amount due for these grants will be determined following the completion of the performance period.
(2)Includes the target number of shares for grants that have not completed their performance period. In the event of an Involuntary Not for Cause Termination or Voluntary Good Reason Termination Following Change of Control, the target number of shares will vest.
(3)Mr. Fabara meets the conditions for “retirement” contained in certain of his equity award agreements and as a result, the unvested portions of these grants would fully vest or continue to vest upon his termination of employment.

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EXECUTIVE COMPENSATION
Termination Payments and Benefits for Rajat Taneja

Incremental Benefits Due to Termination Event	Involuntary Not for Cause Termination ($)		Involuntary Not for Cause Termination or Voluntary Good Reason Termination Following Change of Control ($)		Retirement(3) ($)		Disability ($)		Death ($)
Health and Welfare Benefits	36,763		36,763		—		36,584		9,124
Cash Severance	7,200,000		7,200,000		—		—		—
Pro-rata Incentive for Fiscal Year 2025	3,360,000		2,400,000		—		2,400,000		2,400,000
Unvested Restricted Stock Units	8,231,696		8,231,696		8,231,696		8,231,696		8,231,696
Unvested Options	6,787,347		6,787,347		6,787,347		6,787,347		6,787,347
Unvested Performance Shares	33,516,688	(1)	33,516,688	(2)	26,060,266	(1)	33,516,688	(1)	33,516,688	(1)
Total	59,132,494		58,172,494		41,079,309		50,972,315		50,944,855
(1)Includes the target number of shares for grants that have not completed their performance period. The actual amount due for these grants will be determined following the completion of the performance period.
(2)Includes the target number of shares for grants that have not completed their performance period. In the event of an Involuntary Not for Cause Termination or Voluntary Good Reason Termination Following Change of Control, the target number of shares will vest.
(3)Mr. Taneja meets the conditions for “retirement” contained in certain of his equity award agreements and as a result, the unvested portions of these grants would fully vest or continue to vest upon his termination of employment.
Termination Payments and Benefits for Kelly Mahon Tullier

Incremental Benefits Due to Termination Event	Involuntary Not for Cause Termination ($)		Involuntary Not for Cause Termination or Voluntary Good Reason Termination Following Change of Control ($)		Retirement(3) ($)		Disability ($)		Death ($)
Health and Welfare Benefits	59,178		59,178		—		58,890		14,698
Cash Severance	4,950,000		4,950,000		—		—		—
Pro-rata Incentive for Fiscal Year 2025	2,205,000		1,575,000		—		1,575,000		1,575,000
Unvested Restricted Stock Units	4,734,599		4,734,599		4,734,599		4,734,599		4,734,599
Unvested Options	3,955,274		3,955,274		3,955,274		3,955,274		3,955,274
Unvested Performance Shares	22,521,180	(1)	22,521,180	(2)	15,064,758	(1)	22,521,180	(1)	22,521,180	(1)
Total	38,425,231		37,795,231		23,754,631		32,844,943		32,800,751
(1)Includes the target number of shares for grants that have not completed their performance period. The actual amount due for these grants will be determined following the completion of the performance period.
(2)Includes the target number of shares for grants that have not completed their performance period. In the event of an Involuntary Not for Cause Termination or Voluntary Good Reason Termination Following Change of Control, the target number of shares will vest.
(3)Ms. Mahon Tullier meets the conditions for “retirement” contained in certain of her equity award agreements and as a result, the unvested portions of these grants would fully vest or continue to vest upon her termination of employment.

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CEO Pay Ratio
The pay ratio included in this information is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K of the Securities Act of 1933, as amended.
For our last completed fiscal year ended September 30, 2025, the ratio of the median of the annual total compensation of our employees, excluding our Chief Executive Officer, to the annual total compensation of our Chief Executive Officer, was 204:1. This ratio was calculated using annual total compensation for our Chief Executive Officer of $31,560,660 and annual total compensation of the median employee of $154,909.
To identify the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of the median employee, the methodology and the material assumptions, adjustments, and estimates used were as follows (which may differ from those used, and may therefore not be comparable to ratios reported by, other companies):
Median Employee
As we disclosed in our 2023 proxy statement, we identified our median employee from our worldwide employee population, including both part-time and full-time employees other than our Chief Executive Officer, as of September 30, 2023. Given the worldwide geographical distribution of our employee population, we use a variety of pay elements to structure the compensation arrangements of our employees. A significant number of our employees around the world participate in our annual cash bonus and equity incentive award plans. Consequently, to identify the median employee, we selected base salary or wages plus overtime pay, annual cash bonus plan payments, and equity award grant date values as the most appropriate measure of compensation. We measured compensation for our employees using the 12-month fiscal period ending September 30, 2023. We selected September 30, 2023 as our measurement date, which was the last day of our 2023 fiscal year, because it provided the most accurate information regarding compensation for such fiscal year. In making this determination, we did not make any cost-of-living adjustments. For 2025, we concluded that there has been no change in our employee population or employee compensation arrangements that we believe would significantly impact our pay ratio disclosure; accordingly, we are using the same median employee identified in 2023.
Annual Total Compensation
To determine the annual total compensation of the median employee, we identified and calculated the elements of the employee’s compensation for 2025, in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K. For our Chief Executive Officer, we used the amount reported in the “Total” column of our Executive Compensation – Summary Compensation Table for Fiscal Year 2025 included in this proxy statement.

2026 Proxy Statement	85

EXECUTIVE COMPENSATION
Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Act and Item 402(v) of Regulation S-K, we are providing the following information about executive compensation and the Company’s performance for the fiscal years listed below. The compensation information presented in this table is calculated in accordance with SEC rules and related guidance; it may be different from the compensation information presented in the Compensation Discussion and Analysis section of this proxy statement and does not represent amounts actually earned or realized by our NEOs. For more information about how we align executive compensation with the Company’s performance, see the Compensation Discussion and Analysis section of this proxy statement.
Pay Versus Performance Table

	Summary Compensation Table Total(1)		Compensation Actually Paid(1)(2)				Value of Initial Fixed $100 Investment Based on:
Year	PEO Al Kelly ($)	PEO Ryan McInerney ($)	PEO Al Kelly ($)	PEO Ryan McInerney ($)	Average Summary Compensation Table Total for Non-PEO NEOs(1) ($)	Average Compensation Actually Paid to Non-PEO NEOs(1)(3) ($)	Total Shareholder Return ($)	Peer Group Total Shareholder Return(4) ($)	Net Income(5) ($) (M)	EPS – PS Adjusted(6) ($)
2025	—	31,560,660	—	55,819,305	14,546,017	27,037,841	176.94	245.77	20,058	11.37
2024	—	25,999,293	—	37,464,375	13,545,507	21,219,922	141.51	203.54	19,743	9.98
2023	29,722,432	22,604,568	52,828,948	37,908,528	15,438,306	22,986,618	117.24	146.42	17,273	8.66
2022	28,103,602	—	19,999,309	—	14,336,181	11,163,702	89.99	131.04	14,957	7.48
2021	30,944,838	—	49,033,170	—	14,676,296	22,427,602	112.05	159.13	12,311	5.90
(1)Mr. McInerney was appointed as the Company’s Chief Executive Officer (i.e., principal executive officer or PEO) effective February 1, 2023, succeeding Mr. Kelly. For 2025, the Company’s non-PEO NEOs were Mr. Suh, Mr. Taneja, Ms. Mahon Tullier, and Mr. Fabara. For 2024, the Company’s non-PEO NEOs were Mr. Suh, Mr. Taneja, Ms. Mahon Tullier, Mr. Fabara, and Mr. Kelly. For 2023, the Company’s non-PEO NEOs were Vasant Prabhu, Mr. Suh, Mr. Taneja, Ms. Mahon Tullier, and Mr. Fabara. For 2022 and 2021, the Company’s non-PEO NEOs were Mr. Prabhu, Mr. McInerney, Mr. Taneja, and Ms. Mahon Tullier.
(2)The amounts reported for Mr. Kelly and Mr. McInerney represent the amount of “compensation actually paid,” as computed in accordance with Item 402(v) of Regulation S-K. In accordance with the requirements of Item 402(v) of Regulation S-K, the adjustments in the table below were made to Mr. McInerney’s total compensation for 2025 to determine the compensation actually paid. Please refer to the Pay Versus Performance section in our proxy statement filed December 9, 2024 for a description of the adjustments for 2024 and the Pay Versus Performance section in our proxy statement filed December 7, 2023 for a description of the adjustments for 2023, 2022, and 2021.

PEO
2025 ($)
Summary Compensation Table Total	31,560,660
Deduction for change in the Actuarial Present Values reported under the “Change in Pension Value and Non-qualified Deferred Compensation Earnings” Column of the Summary Compensation Table for Fiscal Year 2025 (SCT)	(20,632)
Deduction for Amounts Reported under the “Stock Awards” Column in the SCT	(18,723,306)
Deduction for Amounts Reported under the “Option Awards” Column in the SCT	(5,687,509)
Total Deductions from SCT	(24,431,447)
Increase for Service Cost and Prior Service Cost for Pension Plans	–
Increase for change in Fair Value from prior year end to vesting date of awards that vested during the year	6,761,821
Increase for change in Fair Value from prior year end to current year end of awards granted prior to year that were outstanding and unvested as of year end	11,048,135
Increase for Fair Value as of vesting date of awards granted and vested during the year	–
Increase for Fair Value of awards as of year end granted during year that remain outstanding and unvested as of year end	30,880,136
Total Adjustments	48,690,092
Compensation Actually Paid (SCT minus deductions plus total adjustments)	55,819,305

86

EXECUTIVE COMPENSATION
(3)The amounts reported represent the average amount of “compensation actually paid” to the NEOs as a group (excluding the PEO or PEOs for each year), as computed in accordance with Item 402(v) of Regulation S-K. In accordance with the requirements of Item 402(v) of Regulation S-K, the adjustments in the table below were made to the NEOs’ total compensation for 2025 to determine the compensation actually paid. Please refer to the Pay Versus Performance section in our proxy statement filed December 9, 2024 for a description of the adjustments for 2024 and the Pay Versus Performance section in our proxy statement filed December 7, 2023, for a description of the adjustments for 2023, 2022, and 2021.

NEO Averages
2025 ($)
Summary Compensation Table Total	14,546,017
Deduction for change in the Actuarial Present Values reported under the “Change in Pension Value and Non-qualified Deferred Compensation Earnings” Column of the SCT	(2,578)
Deduction for Amounts Reported under the “Stock Awards” Column in the SCT	(8,969,543)
Deduction for Amounts Reported under the “Option Awards” Column in the SCT	(2,187,494)
Total Deductions from SCT	(11,159,615)
Increase for Service Cost and Prior Service Cost for Pension Plans	–
Increase for change in Fair Value from prior year end to vesting date of awards that vested during the year	3,045,811
Increase for change in Fair Value from prior year end to current year end of awards granted prior to year that were outstanding and unvested as of year end	6,172,980
Increase for Fair Value as of vesting date of awards granted and vested during the year	–
Increase for Fair Value of awards as of year end granted during year that remain outstanding and unvested as of year end	14,432,648
Total Adjustments	23,651,439
Compensation Actually Paid (SCT minus deductions plus total adjustments)	27,037,841
(4)The peer group for this purpose is the S&P 500 Financials Index used for purposes of Item 201(e) of Regulation S-K. The comparison assumes $100 was invested for the period starting September 30, 2020, through the end of the listed year in the Company and in the S&P 500 Financials Index, respectively, and that all dividends were reinvested. Historical stock performance is not necessarily indicative of future stock performance.
(5)In accordance with Item 402(v) of Regulation S-K and associated guidance, “Net Income” represents GAAP Net Income for purposes of the pay versus performance disclosure. In contrast, as discussed above under the heading Annual Incentive Plan in the Compensation Discussion and Analysis section, the net income metric that we used for our annual incentive plan was Net Income Growth-VIP adjusted.
(6)Similar to the determination for our fiscal years ended September 30, 2023 and September 30, 2024, we determined EPS, as adjusted for purposes of performance share awards (EPS - PS adjusted), to be the most important financial performance measure used to link Company performance to Compensation Actually Paid to our PEOs and Non-PEO NEOs for our fiscal year ended September 30, 2025. See the Compensation Discussion and Analysis – Performance Shares – EPS Goals section of this proxy statement for a description of adjustments from GAAP EPS for purposes of performance share awards granted to the NEOs. EPS – PS adjusted may not have been the most important financial performance measure for 2022 and 2021, and we may determine a different financial performance measure to be the most important financial performance measure in future years.
Relationship Between Pay and Performance
The graphs presented below describe the relationship between compensation actually paid (calculated in accordance with Item 402(v) of Regulation S-K) and our net income, EPS – PS adjusted, and cumulative total shareholder return over the five-year period from 2021 to 2025.

2026 Proxy Statement	87

EXECUTIVE COMPENSATION
Compensation Actually Paid vs. Net Income (M)

PEO (Ryan McInerney) Compensation Actually Paid	PEO (Alfred Kelly) Compensation Actually Paid
Non-PEO NEOs Average Compensation Actually Paid	Net Income (M)
Compensation Actually Paid vs. EPS - PS Adjusted

PEO (Ryan McInerney) Compensation Actually Paid	PEO (Alfred Kelly) Compensation Actually Paid
Non-PEO NEOs Average Compensation Actually Paid	EPS - PS Adjusted

88

EXECUTIVE COMPENSATION
Compensation Actually Paid vs. Total Shareholder Return

PEO (Ryan Mclnerney) Compensation Actually Paid	PEO (Alfred Kelly) Compensation Actually Paid
Non-PEO NEOs Average Compensation Actually Paid	Visa Total Shareholder Return
Peer Group Total Shareholder Return
Financial Performance Measures
Performance share awards represent the largest component of our annual executive compensation program, with vesting determined based on EPS and relative TSR performance. In addition, as described under Compensation Discussion and Analysis – Annual Incentive Plan, our annual incentive scorecard design incentivizes our NEOs to focus on various performance goals that are critical to our corporate strategy, by promoting financial performance goals along with other priorities that are vital to the Company’s long-term success. This annual incentive plan design takes a holistic approach to the goal-setting process and does not apply specific weighting to the corporate performance goals in the annual incentive scorecard; the Compensation Committee carefully considers each goal in its overall evaluation of corporate performance.
Below, in an unranked order, are the most important financial performance measures used to link executive compensation actually paid to the NEOs to company performance for the fiscal year ended September 30, 2025:

EPS – PS adjusted	Net Income Growth – VIP adjusted	Net Revenue Growth – VIP adjusted

Relative TSR	EPS Growth – VIP adjusted

2026 Proxy Statement	89

Audit Matters

Ratification of the Appointment of KPMG LLP

The Board unanimously recommends a vote FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for fiscal year 2026.
The Audit and Risk Committee is responsible for the appointment, compensation, retention, and oversight of the independent public accounting firm retained to audit the Company’s financial statements. The Audit and Risk Committee has appointed KPMG LLP as our independent registered public accounting firm to audit the financial statements of Visa and its subsidiaries for the fiscal year ending September 30, 2026. KPMG has been our independent auditor since our initial public offering in 2008, and KPMG audited our financial statements for fiscal year 2025. The Audit and Risk Committee also periodically considers whether there should be a rotation of independent registered public accounting firms because the Audit and Risk Committee believes it is important for the registered public accounting firm to maintain independence and objectivity. In determining whether to reappoint KPMG, the Audit and Risk Committee considered several factors, including the following:
•the length of time KPMG has been engaged;
•KPMG’s independence and objectivity;
•KPMG’s capability and expertise in handling the complexity of Visa’s global operations in our industry;
•historical and recent performance, including the extent and quality of KPMG’s communications with the Audit and Risk Committee, and feedback from management regarding KPMG’s overall performance;
•recent Public Company Accounting Oversight Board (PCAOB) inspection reports on the firm; and
•the appropriateness of KPMG’s fees, both on an absolute basis and as compared with its peers.
The Audit and Risk Committee believes that the continued retention of KPMG as our independent registered public accounting firm is in the best interest of the Company and our shareholders, and we are asking our shareholders to ratify the selection of KPMG as our independent registered public accounting firm for fiscal year 2026. Although ratification is not required, the Board is submitting a proposal to ratify KPMG’s appointment to our shareholders because we value our shareholders’ views and as a matter of good corporate practice. In the event that our shareholders fail to ratify KPMG as the Company’s independent registered public accounting firm, it will be considered a recommendation to the Audit and Risk Committee to consider the selection of a different firm. Even if the appointment is ratified, the Audit and Risk Committee may in its discretion select a different independent registered public accounting firm at any time during the fiscal year if it determines that such a change would be in the best interests of the Company and our shareholders.
A representative of KPMG will attend the Annual Meeting and will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

90

AUDIT MATTERS
Independent Registered Public Accounting Firm Fees
The following table sets forth the aggregate fees billed to the Company by KPMG for fiscal years 2025 and 2024 (in thousands):

Services Provided	Fiscal Year 2025	Fiscal Year 2024
Audit fees(1)	$11,280	$11,427
Audit-related fees(2)	$2,381	$2,134
Tax fees(3)	$20	$374
All other fees(4)	$502	$35
Total	$14,183	$13,970
(1)Represents aggregate fees for professional services rendered in connection with annual financial statement audits, audits of our internal control over financial reporting, preparation of comfort letters and consents related to SEC registration statements, quarterly review of financial statements, and for services related to local statutory audits.
(2)Represents aggregate fees for audit-related services (but not included in the audit fees set forth above). The audit-related services include internal controls reviews and IT attestations for selected information systems.
(3)Represents aggregate fees for tax services in connection with the preparation of tax returns, other tax compliance services, and tax planning services.
(4)Represents fees for services other than those reported in audit fees, audit-related fees and tax fees, including fees for compliance-related services in fiscal year 2025 and financial statement translation.
Pre-Approval Policies
Consistent with SEC and PCAOB requirements regarding auditor independence, the Audit and Risk Committee has responsibility for appointing, setting the compensation for, and overseeing the work of our independent registered public accounting firm. In accordance with its charter and the Audit and Risk Committee’s Pre-Approval Policy, the Audit and Risk Committee is required to pre-approve all audit services, audit-related services, and permissible non-audit services, including the terms thereof, to be performed for us by our independent registered public accounting firm. During fiscal year 2025, all services KPMG provided to the Company were pre-approved by the Audit and Risk Committee in accordance with applicable SEC regulations and the Pre-Approval Policy, and the Audit and Risk Committee reviewed and discussed the documentation KPMG supplied as to the nature and scope of tax services provided and the potential effect of the provision thereof on KPMG’s independence.
To further help with the independence of our independent registered public accounting firm, we have adopted policies and procedures relating to the engagement of our independent registered public accounting firm and the hiring of employees or former employees of the independent registered public accounting firm.

2026 Proxy Statement	91

AUDIT MATTERS

Report of the Audit and Risk Committee
The Audit and Risk Committee, which is composed of independent directors, is responsible for monitoring and overseeing Visa’s financial reporting process on behalf of the Board. The functions of the Committee are described in greater detail in the Audit and Risk Committee Charter adopted by the Board, which may be found on the Corporate Governance – Committee Composition section of our Investor Relations website. Visa’s management has the primary responsibility for establishing and maintaining adequate internal financial controls, for preparing the financial statements, and for the public reporting process. KPMG LLP, Visa’s independent registered public accounting firm, is responsible for expressing opinions on the conformity of the Company’s audited financial statements with accounting principles generally accepted in the United States of America and on the Company’s internal control over financial reporting.
In this context, the Committee has reviewed and discussed with management the Company’s audited consolidated financial statements for the fiscal year ended September 30, 2025. In addition, the Committee has discussed with KPMG the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and the Securities and Exchange Commission.
The Committee also has received the written disclosures and the letter from KPMG required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and the Committee has discussed the independence of KPMG with that firm. The Committee also has considered whether KPMG’s provision of non-audit services to the Company impairs the auditor’s independence, and concluded that KPMG is independent from the Committee, the Company, and the Company’s management. Based on the Committee’s review and discussions noted above, the Committee recommended to the Board that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2025, for filing with the Securities and Exchange Commission.

Audit and Risk Committee of the Board of Directors

Kermit R. Crawford (Chair) Lloyd A. Carney Teri L. List Linda J. Rendle

92

AUDIT MATTERS

Approval of Certificate Amendments to Limit Officer Liability as Permitted by Delaware Law

The Board unanimously recommends a vote FOR the amendments to our Eighth Restated Certificate of Incorporation to provide for the limitation of liability of certain officers as permitted by Delaware law.

After thorough and deliberate consideration, the Board has unanimously declared advisable and in the best interests of the Company and its shareholders, and approved and recommended that our shareholders approve, amendments to the Company’s Eighth Restated Certificate of Incorporation (Charter) to limit the liability of certain officers to the fullest extent permitted by the General Corporation Law of the State of Delaware (DGCL) (Officer Exculpation Amendments).
In August 2022, the DGCL was amended to permit Delaware corporations to include certificate of incorporation provisions limiting the personal liability of certain officers for monetary damages for breaches of the fiduciary duty of care. This change extended the availability of similar protections that have long been available to directors to certain officers who, at the time of alleged wrongful conduct: (i) serve or have served as the Company’s President, Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, Chief Legal Officer, Controller, Treasurer, or Chief Accounting Officer; (ii) are or were identified in the Company’s public filings with the SEC as a Named Executive Officer; or (iii) had entered into a written agreement with the Company consenting to be identified as an officer for purposes of service of process in the State of Delaware.
The Officer Exculpation Amendments would allow us to limit the personal liability of certain officers to the fullest extent permitted by the DGCL. Consistent with the statute, this protection would apply only to certain direct claims brought by shareholders, including class actions, and would not apply to claims brought by or in the right of the Company (derivative claims). In addition, the amendment would not limit liability for breaches of the duty of loyalty, acts or omissions not in good faith or involving intentional misconduct or knowing violations of law, or transactions from which the officer derived an improper personal benefit.
The Board believes that adopting the Officer Exculpation Amendments will help Visa attract and retain talented leaders by reducing the potential exposure to liabilities, costs of defense, and other risks of legal liability from exceeding the benefits of serving as an officer of our Company. Visa’s officers are often required to make complex, high‑impact decisions in response to rapidly evolving opportunities and challenges. Limiting the personal risk exposure of our current and prospective officers would empower officers to best exercise their business judgment regarding decisions made in good faith and in consideration of the best interests of the Company and its shareholders. The Officer Exculpation Amendments would also more closely align the protections available to our officers with those already available to our directors and further align our governance practices with those of many other Delaware corporations. The Board believes that providing this protection will enable officers to exercise their business judgment with greater confidence in furtherance of shareholder interests.
The complete text of the Officer Exculpation Amendments, which shareholders are encouraged to review in its entirety, is provided in Appendix B. If our shareholders approve the Officer Exculpation Amendments, our Board has authorized our officers to file a Certificate of Amendment to the Charter with the Delaware Secretary of State, which we anticipate doing as soon as practicable following shareholder approval of the Officer Exculpation Amendments at the Annual Meeting, and the Officer Exculpation Amendments would become effective upon acceptance by the Delaware Secretary of State. The Board reserves the right to abandon the Officer Exculpation Amendments at any time before they become effective, even if they are approved by our shareholders. If our shareholders do not approve the Officer Exculpation Amendments, our Charter will remain unchanged, and the Company’s officers will not be entitled to exculpation under the DGCL.

2026 Proxy Statement	93

Shareholder Proposals
Included in this proxy statement are four separate shareholder proposals that have been submitted under SEC rules by proponents who notified the Company of their intention to present the proposals for voting at the 2026 Annual Shareholders’ Meeting. We have included Proposal 8 even though we do not believe it satisfies the procedural or substantive requirements set forth in the SEC’s rules. However, due to the impact of the federal government shutdown, the SEC recently announced it would not respond to most no-action requests to exclude shareholder proposals, including our properly submitted no-action request to exclude Proposal 8. Some shareholder proposals and supporting statements may contain assertions about Visa that we believe are incorrect, and we have not tried to refute all such inaccuracies in the Company’s responses. The Board of Directors disclaims any responsibility for the content of the proposals and the statements in support of the proposals, which are presented in the form received from the proponents.

Shareholder Proposal Requesting the Board of Directors to Adopt a Policy for an Independent Chair

For the reasons stated below, the Board unanimously recommends a vote AGAINST this shareholder proposal.
National Legal and Policy Center, whose address is 107 Park Washington Court, Falls Church, Virginia 22046, has requested that the following proposal be included in this proxy statement and has indicated it intends to bring such proposal before the Annual Meeting. National Legal and Policy Center has submitted documentation indicating that it is the beneficial owner of 35.866 shares of our Class A common stock with a value exceeding $2,000 and has advised Visa that it intends to continue to hold the requisite amount of shares through the date of the Annual Meeting.
Request for Board of Directors to Adopt Policy for an Independent Chair
RESOLVED:
Shareholders request the Board of Directors of Visa Inc. (“Company”) adopt as policy, and amend the governing documents as necessary, to require hereafter that two separate people hold the office of the Chairman of the Board (“Chair”) and the office of the Chief Executive Officer (“CEO”) as follows:
Selection of the Chairman of the Board: The Board requires the separation of the offices of the Chairman of the Board and the Chief Executive Officer.
Whenever possible, the Chairman of the Board shall be an Independent Director.
The Board may select a Temporary Chairman of the Board who is not an Independent Director to serve while the Board seeks an Independent Chairman of the Board.
The Chairman should not be a former CEO of the company.
Selection of the Chairman of the Board shall be consistent with applicable law and existing contracts.

94

SHAREHOLDER PROPOSALS
SUPPORTING STATEMENT:
The Chair and CEO roles – each with separate, different responsibilities that are critical to the health of a successful corporation – are greatly diminished when held by a singular company official, weakening its governance structure.
Expert perspectives substantiate our position:
•According to the 2024 Spencer Stuart Board Index survey, 60 percent of S&P 500 companies now have separate CEOs and Board Chairs, up from 47 percent in 2014. Meanwhile, 39% of companies now have an independent chair, up from 28% in 2014.(1)
•Proxy adviser Institutional Shareholder Services contends that “the chair of the board should ideally be an independent director,” and generally encourages investors to vote for “shareholder proposals requiring that the board chair position be filled by an independent director.”(2)
•Proxy adviser Glass Lewis wrote in 2024, “it can become difficult for a board to fulfill its role of overseer and policy setter when a CEO/chair controls the agenda and the boardroom discussion. Such control can allow a CEO to have an entrenched position, leading to longer-than-optimal terms, fewer checks on management, less scrutiny of the business operation, and limitations on independent, shareholder-focused goal-setting by the board.”(3)
•According to the CFA Institute Research and Policy Center, “Combining [Chairman and CEO] positions may give undue influence to executive board members and impair the ability and willingness of board members to exercise their independent judgment … Many jurisdictions consider the separation of the chair and CEO positions a best practice because it ensures that the board agenda is set by an independent voice uninfluenced by the CEO.”(4)
•Search firm Calibre One argues that “governance best practices increasingly recommend separating the roles of CEO from the Chair of the Board, especially in times of leadership transition or strategic inflection ... When one executive holds both titles, it can lead to ambiguity in oversight responsibilities. By contrast, separating the roles introduces a clearer distinction.”(5)
(1)https://www.spencerstuart.com/-/media/2024/09/ssbi2024/2024_us_spencer_stuart_board_index.pdf
(2)https://www.issgovernance.com/file/policy/active/americas/US-Voting-Guidelines.pdf
(3)https://resources.glasslewis.com/hubfs/2024%20Guidelines/2024%20US%20Benchmark%20Policy%20Guidelines.pdf
(4)https://rpc.cfainstitute.org/-/media/documents/article/position-paper/corporate-governance-of-listed-companies-3rd-edition.pdf
(5)https://www.calibreone.com/a-thoughtful-look-at-ceo-chair-separation-what-boards-should-consider-in-2025/

2026 Proxy Statement	95

SHAREHOLDER PROPOSALS
Statement of the Board of Directors in Opposition to Proposal 5
  The Board of Directors recommends that shareholders vote AGAINST this proposal for the following reasons:
•Implementing the requested policy mandating that separate individuals hold the roles of Chief Executive Officer and Board Chair would not change our current leadership structure or further enhance the independent oversight the Board already exercises.
•We believe that maintaining flexibility in Board leadership structure is more suitable for the Company than the rigid and prescriptive approach of the proposed policy.
•Visa’s strong corporate governance practices provide effective, independent Board oversight, including the election of a Lead Independent Director with robust and clearly defined responsibilities in the event that the Board Chair is not an independent director (which is not currently the case).
Implementing the requested policy mandating that separate individuals hold the roles of Chief Executive Officer and Board Chair would not change our current leadership structure or further enhance the independent oversight the Board already exercises.
Visa’s directors have a fiduciary duty to routinely evaluate and determine the most appropriate Board leadership structure for the Company and our shareholders in light of the needs of the Board and the Company at any given time. Accordingly, as discussed under Corporate Governance – Board Leadership Structure, Visa’s governing documents provide the Board with the flexibility to determine the optimal leadership structure for the Company, including (when appropriate) separating the positions of Board Chair and Chief Executive Officer. We believe that the Company and our shareholders benefit from this flexibility, and that the Board is best positioned to make this determination given our directors’ knowledge of the Company’s leadership team, regular evaluation of individual directors’ skills and experience, and understanding of the Company’s strategic goals, opportunities, and challenges. We believe that it is in the best interests of Visa and our shareholders for the Board to continue to determine the most effective leadership structure for Visa on a case-by-case basis, rather than take a prescriptive approach to Board leadership requested by the shareholder proposal. If implemented, the requested policy would limit the Board’s future ability to align our leadership structure with the best interests of the Company and shareholders at that time.
The independent directors of the Board believe our current leadership structure, which consists of Mr. McInerney serving as Chief Executive Officer and Mr. Lundgren serving as independent Board Chair, is in the best interests of the Company and our shareholders given their skills and experience and the needs of the Board and the Company at this time. Moreover, the Board is firmly committed to independent Board leadership, and in the event that the Board elects a Chair who is not an independent director, the independent directors will elect one of the independent directors to serve as the Lead Independent Director who is empowered with a set of robust responsibilities, as detailed further below.
We believe that maintaining flexibility in Board leadership structure is more suitable for the Company than the rigid and prescriptive approach of the proposed policy.
Although the roles of Chief Executive Officer and Board Chair are currently separate, the Board has historically implemented a variety of different leadership structures depending on what the Board determined was appropriate at the time. In all instances, the Board’s leadership structure has reflected our commitment to independent board leadership. For example, the Board’s Corporate Governance Guidelines require that the Board’s independent directors elect a Lead Independent Director with robust and well-defined duties whenever the Board Chair is not an independent director. If implemented, the proposed policy would restrict the Board’s future ability to tailor our leadership structure to align with the best interests of the Company and its shareholders.
In light of the Company’s transition through various leadership structures, the Board believes that the Company and our shareholders are best served by the Board retaining the ability to adapt to the Company’s evolving needs and implement the appropriate Board leadership structure at any given time.

96

SHAREHOLDER PROPOSALS
Visa’s strong corporate governance practices provide effective, independent Board oversight, including the election of a Lead Independent Director with robust and clearly defined responsibilities in the event that the Board Chair is not an independent director (which is not currently the case).
In keeping with our commitment to foster and maintain responsible corporate governance, Visa has adopted practices and procedures that promote Board independence and effective oversight of management and provide shareholders with meaningful rights, including the following:
•Annual Election of Directors – All directors are elected annually, and shareholders can remove directors with or without cause;
•Majority Voting for Election of Directors – We have adopted a majority voting standard for the election of directors in uncontested elections, and directors who do not receive a majority of the votes cast are subject to the Company’s resignation policy;
•Shareholder Rights – Our shareholders owning 15% of shares outstanding have the right to call a special meeting of shareholders, and our shareholders have a market-standard proxy access right;
•Independent Board Leadership –Ten out of eleven of our Board nominees are independent. Mr. McInerney, our Chief Executive Officer, is the only director nominee who is not independent; and we have an independent Board Chair with robust duties;
•Director Succession Planning and Board Refreshment – Our Nominating and Corporate Governance Committee regularly oversees and plans for director succession and refreshment of the Board to cultivate a mix of skills, background, experience, and tenure that promotes and supports the Company’s long-term strategy;
•Proactive and Ongoing Shareholder Engagement Program – We have a proactive, ongoing shareholder engagement process, and our Board and management review shareholder feedback to determine whether action or disclosure enhancements should be considered;
•Robust Board, Committee, and Director Evaluation Process – Our Board maintains a robust and constructive annual evaluation process for itself and each of its committees facilitated by a third party, and it uses the results of the evaluation process to consider improvements in Board process and changes to Board and committee composition and structure. The annual evaluation also includes a peer review, which is designed to assess individual director performance;
•Independent Board Committees – The Board’s Audit and Risk Committee, Nominating and Corporate Governance Committee, Compensation Committee, and Finance Committee are each composed entirely of independent directors. This structure entrusts the oversight of critical matters to independent directors, such as the annual evaluation of the Chief Executive Officer’s performance, the evaluation of the Board and its committees, and the compensation of Visa’s executive officers; and
•Executive Sessions of the Independent Directors – The non-employee, independent members of our Board and all committees of the Board generally meet in executive session without management present during their Board and committee meetings. Our Board Chair presides over executive sessions of the Board, and the committee chairs, each of whom is independent, preside over executive sessions of the committees.
Furthermore, should the best interests of the Company and its shareholders warrant the appointment of a Board Chair who is not an independent director, the independent directors of the Board would elect a Lead Independent Director with specifically enumerated powers and responsibilities to provide robust independent leadership and oversight. These powers and responsibilities include the following:
•calling, setting the agenda for, and chairing periodic executive sessions and meetings of the independent directors;
•chairing Board meetings in the absence of the Board Chair or when it is deemed appropriate arising from the Chair’s management role or non-independence;
•providing feedback to the Board Chair and Chief Executive Officer on corporate and Board policies and strategies and acting as a liaison between the Board and the Chief Executive Officer;
•facilitating communication among directors and between the Board and management;
•in concert with the Board Chair and Chief Executive Officer, advising on the agenda, schedule, and materials for Board meetings and strategic planning sessions based on input from directors;

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•coordinating with the Chair of the Nominating and Corporate Governance Committee, and leading the independent directors’ involvement in Chief Executive Officer succession planning, selection of committee chairs and committee membership, and the Board evaluation process;
•coordinating with the Chair of the Compensation Committee and leading the independent directors’ evaluation of Chief Executive Officer performance and compensation;
•communicating with shareholders as necessary; and
•carrying out such other duties as are requested by the independent directors, the Board, or any of its committees from time to time.
In light of the Company’s current Board leadership structure, consisting of an independent Board Chair and separate Chief Executive Officer, the Board’s belief that maintaining flexibility in Board leadership structure in the future best fulfills the needs of the Company and its shareholders, and Visa’s strong corporate governance practices that promote effective, independent Board oversight, the Board believes that the prescriptive approach to Visa’s Board’s leadership structure requested by this shareholder proposal is not necessary and not in the best interests of our shareholders.
FOR THE REASONS STATED ABOVE, THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “AGAINST” THIS SHAREHOLDER PROPOSAL.

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Shareholder Proposal on Shareholder Right to Act by Written Consent

For the reasons stated below, the Board unanimously recommends a vote AGAINST this shareholder proposal.
John Chevedden, whose address is 2215 Nelson Avenue, No. 205, Redondo Beach, CA 90278, has requested that the following proposal be included in this proxy statement and has indicated that he intends to bring such proposal before the Annual Meeting. Mr. Chevedden has submitted documentation indicating that he is the beneficial owner of the required amount of our Class A common stock and has advised Visa that he intends to continue to hold the requisite amount of shares through the date of the Annual Meeting.
Proposal 6 - Shareholder Right to Act by Written Consent
Shareholders request that the board of directors take the necessary steps to permit written consent by the shareholders entitled to cast the minimum number of votes that would be necessary to authorize an action at a meeting at which all shareholders entitled to vote thereon were present and voting (without any restriction based on length of stock ownership.) This includes shareholder ability to initiate any appropriate topic for written consent.
Acting by written consent is all the more important at Visa due to the restricted right of Visa shareholders to call a special shareholder meeting. Currently all Visa shares held for less than one-year have no right to participate in calling for a special shareholder meeting.
If Visa finds itself in a future slump, Visa shareholders and potential Visa shareholders will not even consider acquiring more shares in order to act by written consent or in order or to call for a special shareholder meeting to incentivize a Visa turnaround, if they have to sit on their shares for one-year before taking action. A one-year delay makes no sense when a company urgently needs a turnaround. A slumping stock price demands a quick response before the window of opportunity passes. This is why Visa needs a shareholder right to act by written consent without forcing Visa shareholders sit on their shares for one-year in order to have any voice.
If one shareholder or a group of shareholders can quickly acquire more shares to call for a special shareholder meeting this is an incentive for Visa Directors to avoid a slump in the first place since the continued service of the certain Visa Directors could be terminated by written consent. This is a good incentive for the Visa Directors to have for the benefit of all Visa shareholders.
Acting by written consent is hardly ever used by shareholders but the main point of acting by written consent is that it gives shareholders at least significant standing to engage effectively with management.
Management will have an incentive to genuinely engage with shareholders, instead of stonewalling, if shareholders have a reasonable Plan B alternative of acting by written consent.
Management likes to claim that shareholders have multiple means to communicate with management but in most cases these means are as effective as mailing a post card to the CEO. A reasonable right to act by written consent is an important step for effective shareholder engagement with management.
Please vote yes:
Shareholder Right to Act by Written Consent – Proposal 6

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Statement of the Board of Directors in Opposition to Proposal 6
  The Board of Directors recommends that shareholders vote AGAINST this proposal for the following reasons:
•We believe that matters requiring shareholder approval should be presented to, and voted on, by shareholders at a meeting where all shareholders can participate.
•Our shareholders already have meaningful rights that allow them to voice their views in a way that is less onerous than acting by written consent, including the ability for shareholders owning 15% of our Class A common stock to call special meetings of shareholders and the ability to nominate director candidates through the Company’s proxy access bylaw.
•We have a proactive, year-round shareholder engagement process, and shareholder feedback directly informs our Board’s and management’s efforts to further enhance our policies and procedures.
•The Company’s other strong governance policies further empower shareholders and promote Board accountability and responsiveness to shareholders.
We believe that matters requiring shareholder approval should be presented to, and voted on, by shareholders at a meeting where all shareholders can participate.
In order to allow all shareholders equal time and opportunity to consider and act upon any matter requiring shareholder approval, the Board believes that all matters requiring shareholder approval should be presented and considered at an annual or special meeting of shareholders. In contrast, action by written consent can disenfranchise shareholders who do not have the opportunity to vote. Adoption of the written consent right requested by this proposal would permit a small group of shareholders (including those who accumulate a short-term voting position through the borrowing of shares) with no fiduciary duties to other shareholders to initiate action with no prior notice either to other shareholders or to the Company. Any such action would prevent all shareholders from having an opportunity to deliberate on matters in an open and transparent manner, and to consider arguments for and against any action, including Visa’s position.
In addition, a shareholder seeking action by written consent may attempt to solicit the fewest possible shareholders needed to take action, rather than seeking input from all shareholders, and may rely on consents obtained from some shareholders without allowing shareholders to evaluate a proposal, express their views, and vote. Unlike action by written consent, when shareholders act at a special or annual meeting of shareholders, all shareholders receive advance notice of the meeting and have clearly established times during which they can evaluate the issues, engage with our Company and other shareholders, communicate their views, and vote. Permitting shareholder action by written consent could also lead to substantial confusion and disruption for shareholders, with potentially multiple, even conflicting, written consents being solicited by multiple shareholder groups. Given these concerns, approximately 68% of the 476 S&P 500 companies surveyed by FactSet either prohibit shareholders from acting by written consent or only permit action by unanimous shareholder written consent.
Our shareholders already have meaningful rights that allow them to voice their views in a way that is less onerous than acting by written consent, including the ability for shareholders owning 15% of our Class A common stock to call special meetings of shareholders and the ability to nominate director candidates through the Company’s proxy access bylaw.
As a result of amendments to our governing documents adopted by shareholders and the Board in 2021, one or more shareholders owning shares representing at least 15% of the voting power of the outstanding shares of Class A common stock have the ability to require the Company to call a special meeting of shareholders. A special meeting permits shareholders, the Board, and Company management to hold a discussion on matters in between annual meetings and empowers all shareholders to participate collectively in a single meeting. This informed and collective process does not occur in an action taken by written consent, which only requires the holders of a majority of outstanding shares to participate in the process. The Company’s special meeting provision represents a significantly more shareholder-friendly right than is provided at most other S&P 500 companies: our 15% special meeting threshold is more favorable to shareholders than the special meeting rights at approximately 74% of the 476 S&P 500 companies surveyed by FactSet (including companies with a higher special meeting threshold and companies that do not permit shareholders to call special meetings).

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In addition, in 2015, the Board adopted a market-standard proxy access Bylaw right. This provision permits up to 20 shareholders owning 3% or more of our Class A common stock for a period of at least three years to nominate up to 20% of the Board and include these nominees in our proxy materials, subject to certain provisions included in our Bylaws. This proxy access right complements the ability of shareholders to call a special meeting of shareholders, as both mechanisms provide shareholders owning a minority of shares with the ability to voice their views. By contrast, taking action by written consent would be more onerous, as it would require proposed actions to be approved by holders of at least a majority (or higher if required by Delaware law or our Certificate of Incorporation) the outstanding shares of Class A common stock.
We have a proactive, year-round shareholder engagement process, and shareholder feedback directly informs our Board’s and management’s efforts to further enhance our policies and practices.
Our Board and management team greatly value the opinions and feedback of our shareholders. Throughout the year we reach out to our shareholders to discuss a range of topics focused on corporate governance, corporate responsibility and sustainability, and executive compensation. These discussions complement the ongoing dialogue among our shareholders and our Chief Executive Officer, Chief Financial Officer, and Investor Relations team on Visa’s financial and strategic performance. Our Board Chair also meets with investors to solicit their feedback on corporate governance, corporate responsibility, and executive compensation matters. Throughout fiscal year 2025, we invited our top 75 shareholders to participate in engagement calls and held 46 meetings with shareholders representing approximately 25% of our outstanding Class A common stock. During this engagement, our shareholders provide input on many topics of interest. Our Board and management review shareholder feedback to determine whether action or disclosure enhancements should be considered. For more information about our shareholder engagement program, see the Corporate Governance – Shareholder Engagement and Board Communications section of this proxy statement.
The Company’s other strong governance policies further empower shareholders and promote Board accountability and responsiveness to shareholders.
The Board is committed to good corporate governance and has adopted policies and practices that provide our shareholders with additional opportunities to have their voices heard and that encourage effective, independent Board oversight of our management:
•Annual Election of Directors – All directors are elected annually, and shareholders can remove directors with or without cause;
•Majority Voting for Election of Directors – We have adopted a majority voting standard for the election of directors in uncontested elections, and directors who do not receive a majority of the votes cast are subject to the Company’s resignation policy;
•Independent Board Leadership – Ten out of eleven of our Board nominees are independent. Mr. McInerney, our Chief Executive Officer, is the only director nominee who is not independent; and we have an independent Board Chair with robust duties;
•Independent Board Committees – All members of the Audit and Risk Committee, Compensation Committee, Finance Committee, and Nominating and Corporate Governance Committee are independent directors. This structure entrusts oversight of critical matters to independent directors, such as the integrity of the Company’s financial statements, the evaluation of the Board and its committees, and the compensation of executive officers.
In light of the special meeting and proxy access rights provided to our shareholders, which allow shareholders to voice their views in a way that is less onerous than taking action by written consent, our proactive and year-round shareholder engagement program, and the fact that Visa already has in place strong corporate governance practices that promote Board responsiveness and accountability to shareholders, the Board believes that this proposal is unnecessary.
FOR THE REASONS STATED ABOVE, THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “AGAINST” THIS SHAREHOLDER PROPOSAL.

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Shareholder Proposal on Report on Online Sexual Exploitation

For the reasons stated below, the Board unanimously recommends a vote AGAINST this shareholder proposal.
Bowyer Research, Inc., on behalf of the Oklahoma Tobacco Settlement Endowment Trust, whose address is 2800 N. Lincoln Blvd., Suite 202, Oklahoma City, OK 73105, has requested that the following proposal be included in this proxy statement and has indicated it intends to bring such proposal before the Annual Meeting. The Oklahoma Tobacco Settlement Endowment Trust has submitted documentation indicating that it is the beneficial owner of more than $3,000,000 of our Class A common stock and has advised Visa that it intends to continue to hold the requisite amount of shares through the date of the Annual Meeting.
Report on AI-Driven Online Sexual Exploitation
Whereas: Visa is a prominent payment platform. It processes over $6.4 trillion in transactions annually in the U.S. alone, over double its closest competitor, and has the largest share of both credit cards issued and credit card balances.(1) Unfortunately, a significant number of its transactions involve industries posing elevated risks of exploitation. The growing use of sexually explicit deepfake content (including minors and celebrities) has sparked widespread public outrage(2) and increased regulatory scrutiny(3) — especially as this exploitative material is often monetized through payment companies like Visa. While the company notes its prohibition(4) on products being used to purchase depictions of nonconsensual sexual activity, ‘hidden link’ services still allow users to purchase AI-generated pornography using(5) Visa’s products.
This is more than a moral point — it’s a significant liability for the company. Visa is one of the most valuable brands on earth, estimated(6) at over $160 billion. The higher the brand value of a company, the more vulnerable it is to public scandal. Visa has faced multiple lawsuits(7) & scrutiny(8) for its role in facilitating online sexual exploitation. Lawsuits surrounding online proliferation of CSAM threaten billion-dollar-damages at companies like Apple — further scandals surrounding this issue pose a significant threat to Visa’s continued high brand value. Shareholders are right to ask Visa to address the obvious contingent liability/brand damage caused by processing payments for AI-generated online pornography.
Laudably, Visa has previously taken(9) mitigatory steps in related areas, including suspending ties with Pornhub over similar concerns. Both shareholders and management have a clear interest in ensuring Visa’s payment systems aren’t used in ways that violate U.S. laws on AI-generated pornography, such as the bipartisan-backed Take It Down Act(10) (April 2025), or contradict Visa’s own commitments against nonconsensual sexual content.
By demonstrating responsible risk management in this area to shareholders, Visa is protecting its brand value and therefore its duty to shareholders. Responding to the rise of artificial intelligence means grappling with the threat of child sex abuse material (CSAM) and protecting the most vulnerable. Visa’s own commitments to human rights,(11) including its commitment to “condemn all forms of sexual abuse,”(12) are not at odds with the company’s success. Nor is it at odds with Visa’s fiduciary duty to ensure its products aren’t used to expose innocent people to the worst of the online world.
Resolved: Shareholders request that Visa prepare a transparency report on the company’s risk management strategies regarding the use of Visa products in facilitating the sale of deepfake content, particularly child exploitation. This report shall be made available to the company’s shareholders on the company’s website, be prepared at a reasonable cost, and omit proprietary and confidential information.

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(1)https://upgradedpoints.com/credit-cards/us-credit-card-market-share-by-network-issuer/
(2)https://www.thomsonreuters.com/en-us/posts/government/deepfakes-federal-state-regulation/
(3)https://www.fisherphillips.com/en/news-insights/new-federal-ai-deepfake-law-takes-effect.html
(4)https://www.cnbc.com/2022/08/04/visa-suspends-card-payments-for-ad-purchases-on-pornhub-andmindgeek-amid-controversy.html
(5)https://www.nbcnews.com/tech/security/deepfake-creators-sell-nonconsensual-video-hidden-websitesrcna160176
(6)https://www.kantar.com/north-america/inspiration/brands/visa-1-most-valuable-financial-servicesbrand
(7)https://www.bbc.com/news/technology-62372964
(8)https://endsexualexploitation.org/articles/visa-must-face-lawsuit-from-sex-trafficking-survivor-judgerules/
(9)https://www.reuters.com/business/finance/mastercard-visa-suspend-ties-with-ad-arm-pornhub-ownermindgeek-2022-08-04/
(10)https://www.congress.gov/bill/119th-congress/senate-bill/146
(11)https://corporate.visa.com/en/about-visa/crs/operating-responsibly.html
(12)https://www.cbsnews.com/news/mastercard-visa-onlyfans-child-abuse-fincen-whistleblower-reutersallegation/

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Statement of the Board of Directors in Opposition to Proposal 7
 The Board of Directors recommends a vote AGAINST this proposal for the following reasons:
•Visa strictly prohibits the use of our network for illegal activity.
•We maintain active, robust oversight processes to monitor and mitigate risk, including those related to the potential use of Visa products for illegal activity.
Visa strictly prohibits the use of our network for illegal activity.
While we are dedicated to enabling and protecting all legal commerce, we strictly prohibit the use of our network for illegal activity. Moreover, Visa condemns sexual exploitation and child sexual abuse. It is illegal and has no place in our business.
Visa has longstanding and publicly available rules that explicitly and unequivocally prohibit the use of our products to pay for content that depicts nonconsensual sexual behavior or child sexual abuse—both with respect to authentic and computer-generated content.
We also maintain robust compliance programs with extensive controls to promote compliance with the law for participants operating on our network. This includes the Visa Integrity Risk Program, which helps prevent, identify, and remove illegal activity across the ecosystem.
Visa recognizes that certain types of legal businesses (e.g., adult content or gambling) are at higher risk of processing unlawful transactions without proper controls (“High Integrity Risk Merchants”). The Visa Integrity Risk Program requires Visa’s financial institution clients (“acquirers”) who maintain direct relationships with High Integrity Risk Merchants to ensure their sellers have established proper controls and oversight processes to prevent illegal transactions from entering the Visa network.
Before a High Integrity Risk Merchant can accept Visa payments, their acquirer must conduct detailed diligence of the seller’s business operations and attest to Visa that their seller is operating in compliance with Visa’s standards and the law. With respect to adult content (both authentic and computer generated), we require, among other things, that all individuals depicted in the content are of legal age and participating consensually. The acquirers must maintain ongoing oversight of their sellers for as long as they can accept Visa and renew their attestations of compliance on a periodic basis.
Furthermore, we have made significant investments in sophisticated monitoring and detection capabilities, including AI powered tools, to identify potential illegal activity. For example, these tools are helping us detect sellers who fraudulently conceal the true nature of their businesses to avoid our compliance requirements. When potential illegal activity is suspected, we require our acquirers to expeditiously investigate the activity. We will initiate compliance actions and even suspend or terminate the Visa acceptance privileges of those sellers who are unwilling or unable to comply with our standards and the law. Overall, as discussed in our 2024 Corporate Responsibility and Sustainability Report, we have seen a significant increase in our ability to identify such activity. We have also seen a marked increase in acquirer remediation and terminations for seller noncompliance between 2020 and 2024.
We also work closely with law enforcement agencies around the world, including acting on law enforcement intelligence to investigate sellers engaged in illegal activity, as well as sharing information with law enforcement to support their criminal investigations. Furthermore, Visa is a founding member of the Financial Coalition against Child Sexual Exploitation (FCACSE), a joint initiative established in 2006 with the International Centre for Missing & Exploited Children and the National Center for Missing & Exploited Children. Working with law enforcement, the FCACSE’s mission has been to disrupt the economics of the child sexual abuse materials business.
Visa recognizes the rapid pace at which technology is evolving and the urgent need for public and private enterprises to stay ahead of criminals who seek to use it for unlawful purposes. We remain steadfast in our commitment to keep unlawful activity off our network through continued investment, detection, and partnership with law enforcement.

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We maintain active and robust processes to monitor and mitigate risk, including those related to the potential use of Visa products for illegal activity.
Visa’s Board plays an important role in overseeing risk management strategies regarding the use of our products. Our Board is responsible for overseeing our aggregate risk profile and monitoring how the Company addresses specific risks, including financial risks, brand and reputation risks, and legal and compliance risks. Our Audit and Risk Committee oversees risks related to our enterprise risk management framework and programs, including legal and regulatory risks, and our corporate risk profile, top risks, and key operational risks. These updates touch on a wide array of issues, including how we manage risk associated with transactions involving controversial and high integrity risk products and services, including adult content. The Board also receives regular updates on operational and reputational considerations, including High Integrity Risk Merchants. The Board actively monitors management’s approach to these issues. In addition, several of the Board’s committees meet in executive session with management to discuss our risks and exposures. For example, in 2025, the Audit and Risk Committee met regularly with our Chief Risk and Client Services Officer; General Counsel; Chief Ethics and Compliance Officer; and other members of senior management.
Given our efforts to safeguard against illegal activities and our active risk management processes, the Board believes that producing the report requested by this shareholder proposal is not necessary and not in the best interest of our shareholders.
FOR THE REASONS STATED ABOVE, THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “AGAINST” THIS SHAREHOLDER PROPOSAL.

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SHAREHOLDER PROPOSALS

Shareholder Proposal on Inclusion ROI Audit

For the reasons stated below, the Board unanimously recommends a vote AGAINST this shareholder proposal.
National Center for Public Policy Research, whose address is 2005 Massachusetts Ave. NW, Washington D.C., 20036, has requested that the following proposal be included in this proxy statement and has indicated it intends to bring such proposal before the Annual Meeting. National Center for Public Policy Research has submitted documentation indicating that it is the beneficial owner of more than $2,000 of our Class A common stock and has advised Visa that it intends to continue to hold the requisite amount of shares through the date of the Annual Meeting.
Inclusion ROI Audit
RESOLVED:
Shareholders request that the Board of Directors of Visa conduct an evaluation and issue a report within the next year, at reasonable cost and excluding confidential information, assessing whether the company’s Inclusion programs provide a positive return on investment (ROI), accounting for cognizable litigation risk.
SUPPORTING STATEMENT
Since 2023, federal courts, including the U.S. Supreme Court, have ruled that:
(1) race-conscious college admission selection policies violate the Constitution;(1)
(2) the Civil Rights Act protects against discriminatory job transfers;(2)
(3) grants restricted to minority entrepreneurs likely violate the Civil Rights Act;(3) and
(4) there is no higher burden for “reverse” discrimination claims.(4)
As a result, corporate DEI programs have become more exposed to litigation risk.(5) The White House has also signaled opposition to DEI initiatives.(6) In light of these developments, other companies have revised or ended their DEI programs.(7)
Visa may face similar risks. It received a 100% score on the Human Rights Campaign’s (HRC) Corporate Equality Index, a rubric that potentially includes illegal discrimination to promote transgenderism.(8) Visa also did not respond to the Alliance Defending Freedom’s (ADF) Viewpoint Diversity Index (VDI), suggesting possible anti-religious bias.(9)
Visa is also an HRC Bronze Partner, providing “generous support”(10) for HRC’s work—arguably including discrimination against traditional religious beliefs, women, and girls.(11)
Visa has stated its goal is to “attract, develop, and retain a workforce that is reflective of the global business and communities we support.”(12) This may imply discriminatory hiring as well as a lack of serious consideration of expected ROI. Professor Alex Edmans has stated: “There is no link between demographic diversity and performance, despite many flimsy reports claiming the contrary.... Indeed, the evidence is that quota-driven demographic diversity reduces performance.”(13) A recent meta-analysis also concluded that “the evidentiary base for the claim [that diversity is good for business] is surprisingly weak.”(14)
Visa also lacks faith-based Employee Resource Groups despite promoting groups based on ethnicity, sex, and sexual orientation.(15)
Perhaps unsurprisingly in light of the foregoing, Visa is rated “high risk” by the 1792 Exchange’s Corporate Bias ratings(16) and scored only 10% on ADF’s VDI.(17)

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With over 31,000 employees,(18) Visa could face massive liability. If only 0.1% of employees filed successful claims akin to the Starbucks case wherein a single “reverse discrimination” claim resulted in $25.6 million in damages,(19) then Visa’s liability could reach hundreds of millions. Notably, Missouri also recently sued Starbucks for alleged DEI-based discrimination.(20)
Given these risks, shareholders deserve a clear analysis of whether Visa’s Inclusion programs create or destroy value. The requested report would provide that needed transparency.
(1)Students for Fair Admissions, Inc. v. Harvard College, 600 U.S. 181 (2023).
(2)Muldrow v. City of St. Louis, Missouri, 601 U.S. 346 (2024).
(3)American Alliance for Equal Rights v. Fearless Fund Management, LLC, 103 F.4th 765 (11th Cir. 2024).
(4)Ames v. Ohio Dep’t of Youth Servs., 605 U.S --- (2025).
(5)https://freebeacon.com/democrats/starbucks-hired-eric-holder-to-conduct-a-civil-rights-audit-the-policies-heblessed-got-the-coffee-maker-sued/ ; https://s.wsj.net/public/resources/documents/AGLetterFortune100713.pdf
(6)https://www.whitehouse.gov/issues/social-causes/dei/
(7)https://www.washingtonpost.com/business/interactive/2025/dei-companies-sec-filings/
(8)https://www.hrc.org/resources/corporations/visa (noting LGBTQ+ Employee Resource Group)
(9)Cf. https://www.viewpointdiversityscore.org/news/19-states-to-chase-stop-misleading-customerscommit-to-equality-of-treatment
(10)https://www.hrc.org/about/corporate-partners
(11)https://adflegal.org/article/what-you-need-know-about-human-rights-campaign/
(12)https://corporate.visa.com/en/about-visa/crs/workforce.html
(13)https://www.linkedin.com/posts/aedmans_there-is-no-link-between-demographic-diversity-activity-7344982979934380033-FgBy
(14)https://www.law.upenn.edu/live/files/13473-62ablj75pdf
(15)https://www.visa.com.bz/about-visa/diversity-inclusion.html
(16)https://1792exchange.com/company/visa/
(17)https://www.viewpointdiversityscore.org/company/visa
(18)https://s29.q4cdn.com/385744025/files/doc_downloads/2024/Visa-Fiscal-2024-Annual-Report.pdf
(19)https://www.foxbusiness.com/features/starbucks-manager-shannon-phillips-wins-25-million-lawsuit-fired-whitedonte-robinson-rashon-nelson
(20)https://diversity.com/post/starbucks-dei-lawsuit-2025

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Statement of the Board of Directors in Opposition to Proposal 8
 The Board of Directors recommends that shareholders vote AGAINST this proposal for the following reasons:
•We believe that an inclusive culture inspires leadership, encourages innovative thinking, and supports the development and advancement of our employees.
•In light of our robust Board oversight processes to monitor and mitigate risk, preparation of the requested report would not provide shareholders with meaningful additional information and would unnecessarily divert Company resources.
We believe that an inclusive culture inspires leadership, encourages innovative thinking and supports the development and advancement of our employees.
Visa is committed to fostering a safe and productive working environment for our employees and maintaining an inclusive environment with equal opportunity for all. As part of that commitment, we have implemented a range of policies and procedures to effectively manage our workforce. We provide equal employment opportunities and create a culture in which individual differences, experiences, and capabilities are valued and contribute to our business success. Our employees are located in more than 80 countries and territories, with 57% located outside the U.S. By leveraging our global team’s range of backgrounds and perspectives, we are able to achieve solutions for our clients and create a connected workplace to attract and advance top talent. This includes enabling employees to participate in development programs designed to uplift everyone, everywhere. We provide learning opportunities that equip our employees with resources and tools to become inclusive leaders and build a workplace where all perspectives are valued. Visa’s Employee Resource Groups are voluntary, employee-led groups, open to all employees, that serve as a resource for members and organizations. Their objective is to empower employees to drive business and societal impact.
We also believe that building an inclusive and high-performing culture requires an engaged workforce, where employees are motivated to do their best work every day. We communicate with employees in a variety of ways, including regularly held Town Hall meetings; assess employee engagement through a variety of channels, including employee surveys that elicit feedback on topics such as company direction and strategy; and prioritize and invest in employee recognition. We are focused on attracting, hiring, and engaging top talent to contribute to our success as a company, including through our early career programs, university recruiting program, and talent acquisition programs.
In light of our robust Board oversight processes to monitor and mitigate risk, preparation of the requested report would not provide shareholders with meaningful additional information and would unnecessarily divert company resources.
The tone and culture of Visa is set at the Board level. As such, the Board and its committees play an active role in overseeing the programs and initiatives that support Visa’s commitment to our employees, including robust risk management processes to protect against risks to our business, financial risks, brand and reputation risks, and legal and compliance risks. The full Board has oversight of human capital management and performs regular reviews of our programs and policies. More broadly, the Audit and Risk Committee assists the Board in overseeing compliance and risk oversight matters. As part of this role, the Audit and Risk Committee annually reviews the Company’s risk management framework and programs by which management discusses the Company’s risk profile and risk exposures with the Board, annually reviews and approves the Company’s risk appetite statement, and oversees specific categories of risk. In addition, as part of its role in assisting the Board with oversight of our compliance program, the Audit and Risk Committee annually reviews, and monitors compliance with, the Code of Business Conduct and Ethics, which articulates Visa’s policy regarding discrimination, among other matters. To fulfill its oversight role, the Committee works directly with the Chief Ethics and Compliance Officer to monitor the effectiveness of our compliance program and discusses with our General Counsel legal matters that may have a material impact on the Company’s financial statements, compliance policies, and internal controls. The Board believes that the preparation and production of the requested report is unnecessary and would not add to the transparent disclosure about our Board’s oversight of risks related to human capital management that is already available. As such, our Board believes that the disclosure requested by the proposal would not be a productive use of time or company resources.

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As discussed above, we believe that fostering best-in-class teams and an inclusive culture is vital to drive long-term business success. Moreover, given our active risk management oversight processes (including oversight of risks related to human capital management), the Board believes that producing the report sought by this shareholder proposal is not necessary and not in the best interest of our shareholders.
FOR THE REASONS STATED ABOVE, THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “AGAINST” THIS SHAREHOLDER PROPOSAL.

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Stock Ownership Information
Beneficial Ownership of Equity Securities
Except where otherwise indicated, we believe that the shareholders named in the tables below have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. The following tables are based on 1,685,772,208 shares of Class A common stock outstanding as of December 1, 2025.
Directors and Executive Officers
The following table sets forth information known to the Company as of December 1, 2025, with respect to beneficial ownership of our Class A common stock by:
•each member of the Board;
•our named executive officers for fiscal year 2025; and
•all current executive officers and directors of Visa as a group.
None of the directors or named executive officers individually, or directors and current executive officers as a group, beneficially owned more than 1% of the total number of shares of our Class A common stock outstanding as of December 1, 2025.

Name of Beneficial Owner	Class A Common Stock	Class A Common Stock Obtainable Within 60 days	Total(1)
Directors and Named Executive Officers:
Ryan McInerney	274,569	548,517	823,086
Rajat Taneja	255,855	473,145	729,000
Kelly Mahon Tullier	53,202	240,833	294,035
Paul D. Fabara	33,969	23,473	57,442
Chris Suh	20,511	34,176	54,687
Francisco Javier Fernández-Carbajal	32,376	—	32,376
Denise M. Morrison	9,272	—	9,272
John F. Lundgren	8,908	—	8,908
Ramon Laguarta	6,409	—	6,409
Teri L. List	3,666	—	3,666
Pamela Murphy	2,576	—	2,576
Lloyd A. Carney	2,468	—	2,468
Kermit R. Crawford	1,600	—	1,600
Maynard G. Webb, Jr.	1,481	—	1,481
William Ready	251	—	251
Linda J. Rendle	—	—	—
All Directors and Executive Officers as a Group (17 persons)	725,517	1,377,812	2,103,329
(1)Total does not include the following number of shares deferred by the following directors, as to which no voting or investment power currently exists: Mr. Crawford 1,735, Mr. Webb 15,123, and Ms. Rendle 5,135.

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STOCK OWNERSHIP INFORMATION
Principal Shareholders
Class A Common Stock
The following table shows those persons known to the Company to be the beneficial owners of more than 5% of the Company’s Class A common stock based on the information disclosed in the SEC filings identified below and the number of the Company’s Class A common stock outstanding as of December 1, 2025. In furnishing the information below, the Company has relied on information filed with the SEC by the beneficial owners.

Name and Address of Beneficial Owner	Date of Schedule 13G/A Filing	Amount and Nature of Beneficial Ownership	Percent of Class (%)
The Vanguard Group(1) 100 Vanguard Blvd. Malvern, PA 19355	February 13, 2024	141,408,295	8.18%
BlackRock Inc.(2) 50 Hudson Yards New York, NY 10001	February 8, 2024	126,566,875	7.32%
(1)Vanguard has shared voting power with respect to 2,130,180 shares, sole dispositive power with respect to 134,539,747 shares, and shared dispositive power with respect to 6,868,548 shares.
(2)BlackRock has sole voting power with respect to 113,786,448 shares, and sole dispositive power with respect to 126,566,875 shares. Affiliates of BlackRock provided investment management services for certain pension plans. BlackRock’s affiliates received approximately $244,000 for these services in 2025, which were provided in the ordinary course of business.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors, executive officers, and persons who beneficially own more than 10% of our Class A common stock to file initial reports of ownership and reports of changes in ownership of our Class A common stock and our other equity securities with the SEC, and to furnish copies of such reports to the Company. Based solely on our review of the reports provided to us and on representations received from our directors and executive officers, we believe that all of our directors, executive officers, and persons who beneficially own more than 10% of our Class A common stock complied with all Section 16(a) filing requirements applicable to them with respect to transactions during 2025.

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STOCK OWNERSHIP INFORMATION
Equity Compensation Plan Information
The table below presents information as of September 30, 2025, for the 2007 Equity Incentive Compensation Plan and the Visa Inc. Employee Stock Purchase Plan, which were approved by our shareholders. We do not have any equity compensation plans that have not been approved by our shareholders.

Plan Category	Number Of Shares of Class A Common Stock Issuable Upon Exercise of Outstanding Options And Rights (a)	Weighted-Average Exercise Price of Outstanding Options (b)	Number of Shares of Class A Common Stock Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Shares Reflected In Column (a)) (c)
(in millions, except weighted-average exercise price)
Equity compensation plans approved by shareholders	12(1)	$207.69(2)	94(3)
(1)As of September 30, 2025, the maximum number of shares issuable consisted of 5 million outstanding stock options, 6 million outstanding restricted stock units, 1 million outstanding performance shares under the 2007 Equity Incentive Compensation Plan and less than 1 million outstanding purchase rights under the Visa Inc. Employee Stock Purchase Plan.
(2)The weighted-average exercise price is calculated based solely on the exercise prices of the outstanding stock options and does not reflect the shares that will be issued upon the vesting of outstanding restricted stock units and performance shares, which have no exercise price. Additionally, it excludes the weighted-average exercise price of the outstanding purchase rights under the Visa Inc. Employee Stock Purchase Plan.
(3)As of September 30, 2025, 82 million shares and 12 million shares remain available for issuance under the 2007 Equity Incentive Compensation Plan and the Visa Inc. Employee Stock Purchase Plan, respectively.

112

Voting and Meeting Information
Information About Solicitation and Voting
This proxy is solicited on behalf of the Board for use at the Annual Meeting to be held online via a live webcast at virtualshareholdermeeting.com/V2026 on Tuesday, January 27, 2026 at 8:30 a.m. Pacific Time, and any adjournment or postponement thereof. We will provide a re-playable webcast of the Annual Meeting, which will be available on the Events Calendar section of our Investor Relations website at investor.visa.com.
Who Can Vote
Visa’s Class A common shareholders of record at the close of business on December 1, 2025 will be entitled to vote at the Annual Meeting on the basis of one vote for each share held. On December 1, 2025, there were 1,685,772,208 shares of Class A common stock outstanding.
Shareholder of Record: Shares Registered in Your Name
If on December 1, 2025, your shares were registered directly in your name with our transfer agent, EQ Shareowner Services, then you are considered the shareholder of record with respect to those shares. As a shareholder of record, you may vote at the Annual Meeting or submit a proxy to have your shares voted at the Annual Meeting in accordance with your instructions. Whether or not you plan to attend the Annual Meeting, we urge you to submit your proxy by Internet or by telephone, or if you received paper proxy materials by mail, by filling out and returning the proxy card.
For questions regarding your share ownership, you may contact our transfer agent, EQ Shareowner Services, by telephone at (866) 456-9417 (within the U.S.) or (651) 306-4433 (outside the U.S.).
Beneficial Owner: Shares Registered in the Name of a Broker or Nominee
If on December 1, 2025, your shares of Class A common stock were held in an account with a brokerage firm, bank, or other nominee, then you are the beneficial owner of the shares held in street name. As a beneficial owner, you have the right to direct your nominee on how to vote the shares held in your account, and it has enclosed or provided voting instructions for you to use in directing it on how to vote your shares. However, the organization that holds your shares is considered the shareholder of record for purposes of voting at the Annual Meeting. Because you are not the shareholder of record, you may not vote your Class A shares at the Annual Meeting unless you request and obtain a valid legal proxy from the organization that holds your shares giving you the right to vote the shares at the Annual Meeting.

2026 Proxy Statement	113

VOTING AND MEETING INFORMATION
How to Vote
If you are a shareholder of record, there are several ways for you to vote your shares or submit your proxy:

By mail. If you received printed proxy materials, you may submit your proxy by completing, signing, and dating each proxy card received and returning it in the prepaid envelope. Sign your name exactly as it appears on the proxy card. Proxy cards submitted by mail must be received no later than January 26, 2026 to be voted at the Annual Meeting.

Via the Internet. Instructions are shown on your Notice of Internet Availability.

By telephone. Instructions are shown on your proxy card.

At the Annual Meeting. You may vote your shares online during the Annual Meeting by following the instructions provided on the meeting website during the Annual Meeting. Even if you plan to attend the virtual Annual Meeting, we recommend that you also submit your proxy card or vote by telephone or via the Internet by the applicable deadline so that your vote will be counted if you later decide not to attend the meeting.

If you are a beneficial owner of shares of Class A common stock, you should receive a Notice of Internet Availability of Proxy Materials or voting instructions from the broker or other nominee holding your shares. You should follow the instructions in the Notice or the voting instructions provided by your broker or nominee in order to instruct your broker or nominee on how to vote your shares. The availability of telephone and Internet voting will depend on the voting process of the broker or nominee. Shares held beneficially may be voted at the Annual Meeting only if you obtain a legal proxy from the broker or nominee giving you the right to vote the shares.
If the Annual Meeting is adjourned or postponed, your proxy will still be effective and will be voted at the rescheduled or adjourned Annual Meeting. You will still be able to change or revoke your proxy until the rescheduled or adjourned Annual Meeting.
Change or Revoke a Proxy or Vote
If you are a shareholder of record, you may change your vote or revoke your proxy before the completion of voting at the Annual Meeting by:
•signing and returning a new proxy card with a later date;
•submitting a later-dated proxy by telephone or via the Internet, since only your latest telephone or Internet proxy received by 11:59 p.m. Eastern Time on January 26, 2026 will be counted;
•attending the Annual Meeting online and voting again (your attendance at the Annual Meeting without further action will not revoke your proxy); or
•delivering a written revocation to our Corporate Secretary at Visa Inc., P.O. Box 193243, San Francisco, CA 94119 before the Annual Meeting.
If you are a beneficial owner of Class A common stock, you must follow the instructions provided by the broker or other nominee holding your shares to change your voting instructions.

114

VOTING AND MEETING INFORMATION
How Proxies Are Voted
If you are a Class A shareholder of record and you submit a signed proxy card, but you do not provide voting instructions on the card, your shares will be voted:
•FOR the election of the eleven director nominees named in this proxy statement;
•FOR the approval, on an advisory basis, of the compensation paid to our named executive officers;
•FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for fiscal year 2026;
•FOR the approval of certificate amendments to limit officer liability as permitted by Delaware law; and
•AGAINST each of the shareholder proposals appearing in this proxy statement, each if properly presented at the meeting.
If you are a beneficial owner of Class A common stock and you do not provide the broker or other nominee that holds your shares with voting instructions, the broker or nominee will determine if it has the discretionary authority to vote on your behalf.
The determination of whether a proposal is “routine” or “non-routine” will be made by the NYSE or by Broadridge Financial Solutions, Inc., our independent agent to receive and tabulate shareholder votes, based on NYSE rules that regulate member brokerage firms. If a proposal is deemed “routine” and you do not give instructions to your broker or nominee, they may, but are not required to, vote your shares with respect to the proposal. If the proposal is deemed “non-routine” and you do not give instructions to your broker or nominee, they may not vote your shares with respect to the proposal and the shares will be treated as broker non-votes. Therefore, if you do not provide voting instructions to your broker or nominee, your broker or nominee may only vote your shares on routine matters properly presented for a vote at the Annual Meeting. We encourage you to promptly provide voting instructions to your broker so that your shares are voted on all of the proposals, even if you plan to attend the Annual Meeting.
Brokers or other nominees who hold shares of our Class A common stock for a beneficial owner have the discretion to vote on routine proposals when they have not received voting instructions from the beneficial owner at least ten days prior to the Annual Meeting. A broker non-vote occurs when a broker or other nominee does not receive voting instructions from the beneficial owner and does not have the discretion to direct the voting of the shares.
A quorum is required to transact business at our Annual Meeting. Shareholders of record holding at least a majority of the outstanding shares of Class A common stock represented at the Annual Meeting either virtually or by proxy and entitled to vote at the Annual Meeting constitute a quorum. If you have returned valid proxy instructions or attend the meeting virtually, your shares will be counted for the purpose of determining whether there is a quorum, even if you abstain from voting on some or all matters introduced at the meeting. In addition, broker non-votes will be treated as present for purposes of determining whether a quorum is present.

2026 Proxy Statement	115

VOTING AND MEETING INFORMATION
The vote required to approve each proposal is set forth below.

Proposal	Vote Required	Impact of Broker Non-Votes	Impact of Abstentions

1 – Election of Eleven Director Nominees	Majority of the Class A Shares Cast for Each Director Nominee(1)	No Impact	No Impact

2 – Approval, on an Advisory Basis, of the Compensation Paid to our Named Executive Officers	Majority of the Class A Shares Entitled to Vote and Present in Person or Represented by Proxy at the Annual Meeting	No Impact	Counts Against

3 – Ratification of the Appointment of KPMG LLP as our Independent Registered Public Accounting Firm for Fiscal Year 2026	Majority of the Class A Shares Entitled to Vote and Present in Person or Represented by Proxy at the Annual Meeting	No Impact	Counts Against

4 – Approval of Certificate Amendments to Limit Officer Liability as Permitted by Delaware Law	Majority of the Outstanding Class A Shares Entitled to Vote	Counts Against	Counts Against

5-8 – Shareholder Proposals	Majority of the Class A Shares Entitled to Vote and Present in Person or Represented by Proxy at the Annual Meeting	No Impact	Counts Against

(1)Our Corporate Governance Guidelines require that each incumbent director nominee is expected to submit an irrevocable contingent resignation prior to the mailing of the proxy statement for an annual meeting at which the nominee’s candidacy will be considered. If the nominee does not receive a majority of the votes cast for his or her re-election, meaning that he or she does not have more votes cast FOR than AGAINST his or her re-election, the Nominating and Corporate Governance Committee will recommend to the Board that it accept the nominee’s contingent resignation, unless the Nominating and Corporate Governance Committee determines that acceptance of the resignation would not be in the best interest of the Company and its shareholders. The Board will decide whether to accept or reject the contingent resignation at its next regularly scheduled meeting, but in no event later than 120 days following certification of the election results. The Board will publicly disclose its decision and rationale.
Proxy Solicitor
We will bear the expense of soliciting proxies. We have retained D.F. King & Co. to solicit proxies for a fee of $15,000, plus a reasonable amount to cover expenses. Proxies may also be solicited in person, by telephone, or electronically by Visa personnel who will not receive additional compensation for such solicitation. Copies of proxy materials and the fiscal year 2025 Annual Report will be supplied to brokers and other nominees for the purpose of soliciting proxies from beneficial owners, and we will reimburse such brokers or other nominees for their reasonable expenses.
Voting Results
Broadridge Financial Solutions, Inc. has been engaged as our independent agent to receive and tabulate shareholder votes. Broadridge will separately tabulate FOR, AGAINST, and ABSTAIN votes and broker non-votes. We also have retained an independent inspector of election, who will certify the election results and perform any other acts required by the General Corporation Law of the State of Delaware.
Preliminary results will be announced at the Annual Meeting. Final results will be published in a current report on Form 8-K to be filed with the SEC within four business days of the Annual Meeting.
Viewing the List of Shareholders
Shareholders at the close of business on the Record Date may examine a list of Class A common shareholders as of the Record Date for any purpose germane to the Annual Meeting for ten days preceding the Annual Meeting, at our offices in San Francisco, California. If you would like to view the shareholder list, please contact our Investor Relations Department at InvestorRelations@visa.com or (650) 432-7644 to schedule an appointment.

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VOTING AND MEETING INFORMATION
Attending the Meeting
This year’s Annual Meeting will be held virtually.

How to participate in the Annual Meeting
ONLINE
1.Visit virtualshareholdermeeting.com/V2026; and
2.Enter the 16-digit control number included on your Notice of Internet Availability of Proxy Materials (Notice), on your proxy card (if you received a printed copy of the proxy materials), or on the instructions that accompanied your proxy materials.
You may begin to log into the meeting platform at 8:15 a.m. Pacific Time on January 27, 2026.
The meeting will begin promptly at 8:30 a.m. Pacific Time.
WITHOUT INTERNET ACCESS
Call (877) 328-2502 (toll free) or (412) 317-5419 (outside the U.S.) to listen to the meeting proceedings. You will not be able to vote your shares or submit questions during the meeting.

How to view the Annual Meeting without a 16-digit control number	Visit virtualshareholdermeeting.com/V2026 and register as a guest. You will not be able to vote your shares or ask questions during the meeting.

For help with technical difficulties	Call (800) 586-1548 (U.S.) or (303) 562-9288 (outside the U.S.) for assistance.

Additional questions	Email Visa Investor Relations at InvestorRelations@visa.com or call (650) 432-7644.

Submitting Questions for Our Virtual Annual Meeting

Submitting Questions
BEFORE THE MEETING
1.Log in to proxyvote.com;
2.Enter your 16-digit control number; and
3.Once past the login screen, click on “Questions for Management,” type in your question, and click “Submit.”
DURING THE MEETING
1.Log into the online meeting platform at virtualshareholdermeeting.com/V2026, type your question into the “Ask a Question” field, and click “Submit.”

Only shareholders with a valid control number will be allowed to ask questions. Questions pertinent to meeting matters will be answered during the meeting, subject to time constraints. If there are questions pertinent to meeting matters that cannot be answered during the meeting due to time constraints, management will post answers to a representative set of questions on our Investor Relations website as soon as practicable after the meeting.

2026 Proxy Statement	117

Other Information
Shareholder Nominations and Proposals for 2027 Annual Meeting
The submission deadline for shareholder proposals to be included in our proxy materials for the 2027 annual meeting of shareholders pursuant to Rule 14a-8 of the Exchange Act is August 10, 2026. All such proposals must be in writing and received by our Corporate Secretary electronically at corporatesecretary@visa.com or by mail at Visa Inc., P.O. Box 193243, San Francisco, CA 94119 by the close of business on the required deadline in order to be considered for inclusion in our proxy materials for the 2027 annual meeting of shareholders. Submission of a proposal before the deadline does not guarantee its inclusion in our proxy materials.
Under our Bylaws, director nominations and other business may be brought before an annual meeting of shareholders only by or at the direction of the Board or by a shareholder entitled to vote who has submitted a proposal in accordance with the requirements of our Bylaws. To nominate a candidate or submit a proposal for consideration at our 2027 annual meeting pursuant to our advance notice bylaw provisions, shareholders must deliver or mail their nomination submission or other shareholder notice of a proposal so that it is received by our Corporate Secretary no earlier than 120 days and no later than 90 days prior to the date of the annual meeting. However, if we provide shareholders less than 100 days’ notice or other prior public disclosure of the date of our 2027 annual meeting, we must receive any shareholder nomination or proposal no later than the close of business on the 10th day following the earlier of the day on which we mailed or otherwise publicly disclosed notice of the meeting date. In addition to satisfying the deadlines in the advance notice provisions of our Bylaws, a shareholder who intends to solicit proxies in support of nominees submitted under these advance notice provisions must provide the notice required under Rule 14a-19 to the Corporate Secretary no later than November 28, 2026.
In addition, the Company’s Bylaws permit up to 20 shareholders owning 3% or more of our Class A common stock for a period of at least three years to nominate up to 20% of the Board and include these nominees in our proxy materials, subject to certain provisions included in our Bylaws. To nominate a candidate to be considered at our 2027 annual meeting pursuant to our proxy access bylaw provisions, shareholders must deliver or mail their nomination so that it is received by our Corporate Secretary no earlier than the close of business on July 11, 2026, and no later than the close of business on August 10, 2026. However, if the 2027 annual meeting is more than 30 days before or after the anniversary of the date of the 2026 annual meeting, or if no annual meeting was held in the preceding year, shareholders must deliver or mail their nomination so that it is received by our Corporate Secretary no earlier than the close of business on the 150th day prior to the 2027 annual meeting date, and no later than the close of business on the later of the 120th day prior to the 2027 annual meeting date or the 10th day following the day we publicly disclose the 2027 annual meeting date.
The nomination or notice of a proposal must include all of the information specified in our Bylaws. For a nomination, the required information includes identifying and shareholding information about the nominee, information about the shareholder making the nomination, and the shareholder’s ownership of and agreements related to our stock. It also must include the nominee’s consent to serve if elected. For more information and requirements regarding shareholder nominations or other shareholder proposals, see our Bylaws which are available on the Corporate Governance section of our Investor Relations website.

118

OTHER INFORMATION
Shareholders Sharing the Same Address
The SEC has adopted rules that allow a company to deliver a single proxy statement or annual report to an address shared by two or more of its shareholders. This method of delivery, known as “householding,” permits us to realize significant cost savings, reduces the amount of duplicate information shareholders receive, and reduces the environmental impact of printing and mailing documents to our shareholders. Under this process, certain shareholders will receive only one copy of our proxy materials and any additional proxy materials that are delivered until such time as one or more of these shareholders notifies us that they want to receive separate copies. Any shareholders who object to or wish to begin householding may contact our Investor Relations Department at (650) 432-7644, InvestorRelations@visa.com, or Investor Relations, Visa Inc., P.O. Box 8999, San Francisco, CA 94128-8999. We will send an individual copy of the proxy statement to any shareholder who revokes their consent to householding within 30 days of our receipt of such revocation.
Fiscal Year 2025 Annual Report and SEC Filings
Our financial statements for the fiscal year ended September 30, 2025 are included in our Annual Report on Form 10-K. Our Annual Report and this proxy statement are posted on our Investor Relations website at and are available from the SEC at its website at sec.gov. Alternatively, you may request a printed copy without charge by contacting our Investor Relations Department.
Notice to Investors Concerning Website Addresses, References to Additional Materials, and Forward-looking Statements
This Proxy Statement includes website addresses and references to additional materials found on those websites. These websites and materials are not incorporated by reference into the Proxy Statement or in any other Securities and Exchange Commission filing we make under the Securities Exchange Act of 1934, as amended.
This Proxy Statement contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 including statements that relate to our goals, commitments, and strategies and our executive compensation program. All statements other than statements of historical fact could be forward-looking statements, which speak only as of the date they are made, are not guarantees of future performance and are subject to certain risks, uncertainties and other factors, many of which are beyond our control and are difficult to predict. We describe risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, any of these forward-looking statements in Item 1, Item 1A, Item 7 and elsewhere in our report on Form 10-K. Except as required by law, we do not intend to update or revise any forward-looking statements as a result of new information, future events or otherwise.

2026 Proxy Statement	119

Appendix A: Non-GAAP Financial Information
In this proxy statement, we disclose non-GAAP measures of our financial performance which exclude certain items which we believe are not representative of our continuing operations, as they may be non-recurring or have no cash impact, and may distort our longer term operating trends. We consider non-GAAP measures useful to investors because they provide greater transparency into management’s view and assessment of our ongoing operating performance. Non-GAAP financial measures should not be relied upon as substitutes for, or considered in isolation from, measures calculated in accordance with GAAP.
We exclude the following from our GAAP financial results to arrive at our non-GAAP financial results:
Gains and losses on equity investments
•Gains and losses on equity investments include periodic non-cash fair value adjustments and gains and losses upon sale of an investment. These long-term investments are strategic in nature and are primarily private company investments. Gains and losses associated with these investments are tied to the performance of the companies that we invest in and therefore do not correlate to the underlying performance of our business.
Amortization of acquired intangible assets
•Amortization of acquired intangible assets consists of amortization of intangible assets such as technology, and customer relationships, acquired in connection with business combinations executed beginning in 2019. Amortization charges for our acquired intangible assets are non-cash and are significantly affected by the timing, frequency, and size of our acquisitions, rather than our core operations. As such, we have excluded this amount to facilitate an evaluation of our current operating performance and comparison to our past operating performance.
Acquisition-related costs
•Acquisition-related costs consist primarily of one-time transaction and integration costs associated with our business combinations. These costs include professional fees, technology integration fees, restructuring activities, and other direct costs related to the purchase and integration of acquired entities. These costs also include retention equity and deferred compensation when they are agreed upon as part of the purchase price of the transaction but are required to be recognized as expense post-combination. We have excluded these amounts as the expenses are recognized for a limited duration and do not reflect the underlying performance of our business.
Severance costs
•During 2025, we recorded severance costs within personnel expense to realign our organizational structure and focus on areas that will drive higher long-term growth. This broad-based optimization effort has been excluded as it is not representative of our ongoing operations.
Lease consolidation costs
•During 2025 and 2024, we recorded charges within general and administrative expense associated with the consolidation of certain leased office spaces. We have excluded these amounts as it does not reflect the underlying performance of our business.
Litigation provision
•Litigation provision includes significant accruals related to certain legal matters that are not covered by the U.S. retrospective responsibility plan or the Europe retrospective responsibility plan (uncovered legal matters) and additional accruals associated with the interchange multidistrict litigation which are covered by the U.S. retrospective responsibility plan (U.S. covered litigation). Litigation provision associated with these matters can vary significantly based on the facts and circumstances related to each matter and do not correlate to the underlying performance of our business. During 2025 and 2024, we have excluded these amounts to facilitate a comparison to our past operating performance.

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APPENDIX A: NON-GAAP FINANCIAL INFORMATION
Indirect taxes
•During 2024, as a result of the resolution of an audit, we recognized a benefit within general and administrative expense related to the release of the reserve previously recognized in 2021. This one-time benefit is not representative of our ongoing operations.
Charitable contribution
•During 2024, we donated investment securities to the Visa Foundation and recognized a non-cash general and administrative expense. We have excluded this amount as it does not reflect the underlying performance of our business.
The following tables reconcile our GAAP net income to our non-GAAP net income:
Fiscal Year 2025

Net Income (in millions)
GAAP	$20,058
(Gains) losses on equity investments, net	68
Amortization of acquired intangible assets	164
Acquisition-related costs	90
Severance costs	168
Lease consolidation costs	30
Litigation provision	1,964
Non-GAAP	$22,542
Fiscal Year 2024

Net Income (in millions)
GAAP	$19,743
(Gains) losses on equity investments, net	82
Amortization of acquired intangible assets	135
Acquisition-related costs	96
Litigation provision	337
Lease consolidation costs	44
Indirect taxes	(89)
Charitable contribution	41
Non-GAAP	$20,389

2026 Proxy Statement	A2

Appendix B: Amendment to Visa’s Eighth Restated Certificate of Incorporation to limit liability of officers as permitted by Delaware law
Set forth below is the text of the provisions of our Eighth Restated Certificate of Incorporation proposed to be amended by Proposal 4. Additions are indicated with bolded and underlined text.
Article VII
Section 7.1    Limited Liability of Directors and Officers.
No director or officer of the Corporation will have any personal liability to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director or officer, as applicable, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or hereafter may be amended. No amendment, alteration or repeal of this Article VII shall eliminate or reduce the effect thereof in respect of any matter occurring, or any cause of action, suit or claim that, but for this Article VII would accrue or arise, prior to such amendment, alteration or repeal. For purposes of this Article VII, “officer” shall have the meaning provided in Section 102(b)(7) of the DGCL.

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©2025 Visa. All rights reserved.

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Paper from responsible sources
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**VISA**

**SCAN TO**
**VIEW MATERIALS & VOTE**

**VOTE BY INTERNET**
*Before The Meeting* - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on January 26, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

*During The Meeting* - Go to **www.virtualshareholdermeeting.com/V2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

**VOTE BY PHONE - 1-800-690-6903**
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on January 26, 2026. Have your proxy card in hand when you call and then follow the instructions.

**VOTE BY MAIL**
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V81638-P39648

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

**THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.**

**VISA INC.**

**Company Proposals - The Board of Directors recommends you vote FOR each of the following nominees listed in Proposal 1 and FOR Proposals 2, 3 and 4.**

| **Nominees:** | **For** | **Against** | **Abstain** |
|---|---|---|---|
| 1a. Lloyd A. Carney | ☐ | ☐ | ☐ |
| 1b. Kermit R. Crawford | ☐ | ☐ | ☐ |
| 1c. Francisco Javier Fernández-Carbajal | ☐ | ☐ | ☐ |
| 1d. Teri L. List | ☐ | ☐ | ☐ |
| 1e. John F. Lundgren | ☐ | ☐ | ☐ |
| 1f. Ryan McInerney | ☐ | ☐ | ☐ |
| 1g. Denise M. Morrison | ☐ | ☐ | ☐ |
| 1h. Pamela Murphy | ☐ | ☐ | ☐ |
| 1i. William Ready | ☐ | ☐ | ☐ |
| 1j. Linda J. Rendle | ☐ | ☐ | ☐ |
| 1k. Maynard G. Webb, Jr. | ☐ | ☐ | ☐ |

| **Shareholder Proposals - The Board of Directors recommends you vote AGAINST Proposals 5, 6, 7 and 8:** | **For** | **Against** | **Abstain** |
|---|---|---|---|
| 5. Shareholder proposal requesting the Board of Directors to adopt a policy for an independent chair. | ☐ | ☐ | ☐ |
| 6. Shareholder proposal on shareholder right to act by written consent. | ☐ | ☐ | ☐ |
| 7. Shareholder proposal on report on online sexual exploitation. | ☐ | ☐ | ☐ |
| 8. Shareholder proposal on inclusion ROI audit. | ☐ | ☐ | ☐ |

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

**Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on January 27, 2026:** The Notice and Proxy Statement and our Annual Report to Shareholders can be accessed electronically at http://investor.visa.com or www.proxyvote.com.

V81639-P39648

The undersigned shareholder(s) appoint(s) Kelly Mahon Tullier, Julie Rottenberg, and Daniel Gordon, and each of them, with full power of substitution in each, as attorneys and proxies for and in the name and place of the undersigned, and hereby authorize(s) each of them to represent and to vote all of the shares of Class A common stock of Visa Inc. ("Visa") that are held by the undersigned as of December 1, 2025, which the undersigned is entitled to vote at the Annual Meeting of Shareholders of Visa to be held virtually via a live audio webcast at www.virtualshareholdermeeting.com/V2026 on January 27, 2026 at 8:30 a.m. (Pacific Time), and at any adjournments or postponements thereof.

**THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED IN A TIMELY MANNER, WILL BE VOTED AT THE ANNUAL MEETING AND AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF AS DIRECTED BY THE SHAREHOLDER(S) HEREIN. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED FOR THE ELECTION OF THE ELEVEN NOMINEES IDENTIFIED HEREIN TO THE BOARD OF DIRECTORS, FOR PROPOSALS 2, 3 and 4, AND AGAINST PROPOSALS 5, 6, 7 and 8.**

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting and at any adjournments or postponements thereof (including, if applicable, for the election of a person to the Board of Directors if any director nominee named in Proposal 1 becomes unable to serve or for good cause will not serve).

**Continued and to be signed on reverse side**